Gross Amount at December 31, 2016 (g) Tenant / Concept City, State Encumbrances (e) Land and Improvements Buildings and Improvements Improvements / Land Improvements / Building Land and Improvements Buildings and Improvements Total Final Accum. Date of Construction Date Acquired 24 Hour Fitness Aurora, CO (c) 1,452 4,413 - - 1,452 4,413 5,865 (562) 1995 7/17/2013 11 to 30 Years 24 Hour Fitness Lancaster, CA (c) 6,982 9,255 - - 6,982 9,255 16,237 (699) 1987 5/7/2015 9 to 30 Years Aaron's, Inc. Alamogordo, NM (a) 476 560 - - 476 560 1,036 (111) 2006 7/17/2013 8 to 40 Years Aaron's, Inc. Anderson, SC (a) 351 966 - - 351 966 1,317 (108) 1992 7/17/2013 10 to 41 Years Aaron's, Inc. Baton Rouge, LA (a) 328 996 - - 328 996 1,324 (127) 1999 7/17/2013 10 to 40 Years Aaron's, Inc. Beeville, TX (a) 101 1,814 - - 101 1,814 1,915 (152) 2004 7/17/2013 10 to 45 Years Aaron's, Inc. Calumet City, IL (a) 393 949 - - 393 949 1,342 (136) 1977 7/17/2013 9 to 32 Years Aaron's, Inc. Charlotte, NC (a) 371 598 - - 371 598 969 (123) 1957 7/17/2013 8 to 25 Years Aaron's, Inc. Chiefland, FL (a) 376 1,206 - - 376 1,206 1,582 (141) 2007 7/17/2013 10 to 47 Years Aaron's, Inc. Clanton, AL (a) 350 816 - - 350 816 1,166 (98) 2007 7/17/2013 10 to 46 Years Aaron's, Inc. Essex, MD (a) 294 1,973 - - 294 1,973 2,267 (172) 1998 7/17/2013 10 to 45 Years Aaron's, Inc. Forrest City, AR (a) 331 860 - - 331 860 1,191 (95) 2002 7/17/2013 10 to 45 Years Aaron's, Inc. Griffin, GA (a) 459 1,322 - - 459 1,322 1,781 (141) 2007 7/17/2013 10 to 49 Years Aaron's, Inc. Grovetown, GA (a) 425 933 - - 425 933 1,358 (115) 2007 7/17/2013 10 to 45 Years Aaron's, Inc. Harrisonville, MO (a) 316 466 - - 316 466 782 (101) 1996 7/17/2013 8 to 33 Years Aaron's, Inc. Hartsville, SC (a) 536 813 - - 536 813 1,349 (160) 2007 7/17/2013 10 to 37 Years Aaron's, Inc. Largo, FL (a) 758 1,025 - - 758 1,025 1,783 (125) 1999 7/17/2013 9 to 36 Years Aaron's, Inc. Mansfield, TX (a) 859 599 - - 859 599 1,458 (106) 2007 7/17/2013 10 to 34 Years Aaron's, Inc. Mineral Wells, TX (a) 448 878 - - 448 878 1,326 (114) 2008 7/17/2013 10 to 42 Years Aaron's, Inc. Navasota, TX (a) 322 868 - - 322 868 1,190 (113) 2007 7/17/2013 10 to 44 Years Aaron's, Inc. Okeechobee, FL (a) 409 1,298 - - 409 1,298 1,707 (135) 2006 7/17/2013 10 to 47 Years Aaron's, Inc. Rensselaer, NY (a) 705 657 - - 705 657 1,362 (367) 1971 7/17/2013 3 to 13 Years Aaron's, Inc. Rome, NY (a) 436 699 - - 436 699 1,135 (127) 1996 7/17/2013 10 to 28 Years Aaron's, Inc. Sandersville, GA (a) 503 751 - - 503 751 1,254 (106) 2006 7/17/2013 10 to 45 Years Aaron's, Inc. Shreveport, LA (a) 374 490 - - 374 490 864 (124) 2001 7/17/2013 10 to 31 Years Aaron's, Inc. Sweetwater, TX (a) 415 1,097 - - 415 1,097 1,512 (128) 2006 7/17/2013 10 to 47 Years Aaron's, Inc. Wichita, KS (a) 236 741 - - 236 741 977 (81) 1990 7/17/2013 10 to 42 Years Aaron's, Inc. Wilton, NY (a) 1,348 2,165 - - 1,348 2,165 3,513 (530) 2000 7/17/2013 8 to 27 Years ABRA Suwanee, GA (a) 480 1,350 - - 480 1,350 1,830 (181) 1986 10/21/2013 13 to 30 Years Academy Sports Greenville, TX (a) 2,229 5,181 - - 2,229 5,181 7,410 (19) 2016 12/7/2016 14 to 40 Years Academy Sports Katy, TX (c) 13,144 96,194 - - 13,144 96,194 109,338 (11,000) 1976 7/17/2013 8 to 34 Years Academy Sports Lufkin, TX (b) 1,922 2,735 - - 1,922 2,735 4,657 (481) 2003 7/17/2013 9 to 30 Years Academy Sports Macon, GA (c) 1,921 4,890 - - 1,921 4,890 6,811 (795) 2005 7/17/2013 10 to 30 Years Academy Sports N. Richland Hills, TX (c) 1,950 5,451 - - 1,950 5,451 7,401 (106) 1996 7/17/2013 30 to 30 Years Accel International Avila, IN (c) 642 4,958 - - 642 4,958 5,600 (380) 1990 12/17/2014 15 to 30 Years Accel International Meridian, CT (c) 1,766 7,848 - - 1,766 7,848 9,614 (637) 1997 12/17/2014 15 to 30 Years Accel Physical Therapy Douglasville, GA (c) 2,612 4,840 - 87 2,612 4,927 7,539 (1,042) 2006 7/17/2013 4 to 39 Years Adult & Pediatric Orthopedics Vernon Hills, IL (a) 992 5,020 - - 992 5,020 6,012 (515) 1991 3/31/2014 15 to 30 Years Advance Auto Parts Charlotte, NC (a) 403 1,146 - - 403 1,146 1,549 (151) 2008 7/17/2013 12 to 43 Years Advance Auto Parts Columbia Heights, MN (c) 510 1,314 - - 510 1,314 1,824 (144) 2006 7/17/2013 7 to 43 Years Advance Auto Parts Duluth, MN (c) 207 1,462 - - 207 1,462 1,669 (130) 2006 7/17/2013 7 to 48 Years Advance Auto Parts Dunellen, NJ (a) 1,177 1,973 - - 1,177 1,973 3,150 (188) 2008 7/17/2013 10 to 48 Years Advance Auto Parts Fergus Falls, MN (c) 294 978 - - 294 978 1,272 (109) 2005 7/17/2013 7 to 47 Years Advance Auto Parts Grand Bay, AL (a) 226 1,242 - - 226 1,242 1,468 (125) 2005 7/17/2013 7 to 47 Years Advance Auto Parts Grand Forks, ND (c) 287 1,132 - - 287 1,132 1,419 (142) 2005 7/17/2013 7 to 45 Years Advance Auto Parts Greenfield, IN (a) 458 996 - - 458 996 1,454 (113) 2003 7/17/2013 7 to 47 Years Advance Auto Parts Holland Township, MI (c) 493 1,212 - - 493 1,212 1,705 (123) 2005 7/17/2013 7 to 47 Years Advance Auto Parts Holland, MI (c) 542 1,384 - - 542 1,384 1,926 (147) 2005 7/17/2013 7 to 47 Years Advance Auto Parts Hurley, MS (a) 265 1,052 - - 265 1,052 1,317 (125) 2006 7/17/2013 7 to 45 Years Advance Auto Parts Irvington, NJ (a) 1,605 1,912 - - 1,605 1,912 3,517 (215) 2006 7/17/2013 7 to 47 Years Advance Auto Parts Jackson, OH (a) 397 1,251 - - 397 1,251 1,648 (139) 2005 7/17/2013 7 to 47 Years Advance Auto Parts Maryland Heights, MO (a) 522 1,155 - - 522 1,155 1,677 (132) 2005 7/17/2013 7 to 47 Years Advance Auto Parts Midwest City, OK (a) 353 815 - - 353 815 1,168 (107) 2007 7/17/2013 9 to 44 Years Advance Auto Parts New Boston, OH (a) 345 1,538 - - 345 1,538 1,883 (148) 2005 7/17/2013 7 to 47 Years Advance Auto Parts Penns Grove, NJ (a) 612 1,564 - - 612 1,564 2,176 (166) 2006 7/17/2013 8 to 47 Years Advance Auto Parts Rainsville, AL (a) 251 1,073 - - 251 1,073 1,324 (133) 2005 7/17/2013 7 to 42 Years Advance Auto Parts Scottsburg, IN (a) 238 665 - - 238 665 903 (83) 2006 7/17/2013 8 to 43 Years Advance Auto Parts St. Francis, WI (a) 532 1,557 - - 532 1,557 2,089 (182) 2006 7/17/2013 8 to 48 Years Advance Auto Parts Trenton, OH (a) 324 842 - - 324 842 1,166 (104) 2003 7/17/2013 7 to 47 Years Advance Auto Parts Willingboro, NJ (a) 784 1,369 - - 784 1,369 2,153 (179) 2007 7/17/2013 9 to 47 Years Initial Cost to Company Life on which depreciation in latest Statement of Operations is computed Cost Capitalized Subsequent to Acquisition including impairment Real Estate Held and Used as of December 31, 2016 Exhibit 99.2

Advance Auto Parts Zeeland, MI (c) 490 1,136 - - 490 1,136 1,626 (125) 2005 7/17/2013 7 to 47 Years Advance Auto Parts Alton, IL (c) 346 553 - - 346 553 899 (13) 1997 7/22/2016 7 to 30 Years Advance Auto Parts Atmore, AL (c) 417 444 - - 417 444 861 (12) 1995 7/22/2016 7 to 30 Years Advance Auto Parts Augusta, GA (c) 482 750 - - 482 750 1,232 (14) 1998 7/22/2016 7 to 40 Years Advance Auto Parts Blakeley, GA (c) 169 887 - - 169 887 1,056 (12) 1995 7/22/2016 7 to 50 Years Advance Auto Parts Burlington, IA (c) 467 737 - - 467 737 1,204 (12) 1989 7/22/2016 7 to 40 Years Advance Auto Parts Camilla, GA (c) 419 412 - - 419 412 831 (10) 1995 7/22/2016 7 to 30 Years Advance Auto Parts Castle Shannon, PA (c) 620 732 - - 620 732 1,352 (16) 1998 7/22/2016 7 to 30 Years Advance Auto Parts Clinton, MS (c) 569 693 - - 569 693 1,262 (15) 1998 7/22/2016 7 to 30 Years Advance Auto Parts College Park, GA (c) 386 506 - - 386 506 892 (13) 1998 7/22/2016 7 to 30 Years Advance Auto Parts Columbus, GA (c) 628 769 - - 628 769 1,397 (15) 1998 7/22/2016 7 to 40 Years Advance Auto Parts Covington, LA (c) 507 426 - - 507 426 933 (11) 1998 7/22/2016 7 to 30 Years Advance Auto Parts Dayton, OH (c) 317 572 - - 317 572 889 (12) 1998 7/22/2016 7 to 30 Years Advance Auto Parts Denmark, SC (c) 439 504 - - 439 504 943 (12) 1996 7/22/2016 7 to 30 Years Advance Auto Parts Fort Lauderdale, FL (c) 772 1,005 - - 772 1,005 1,777 (18) 1996 7/22/2016 7 to 40 Years Advance Auto Parts Gibsonton, FL (c) 526 448 - - 526 448 974 (14) 1999 7/22/2016 7 to 30 Years Advance Auto Parts Griffin, GA (c) 441 1,142 - - 441 1,142 1,583 (17) 1998 7/22/2016 7 to 50 Years Advance Auto Parts Hattiesburg, MS (c) 452 821 - - 452 821 1,273 (12) 1997 7/22/2016 7 to 40 Years Advance Auto Parts Hialeah, FL (c) 682 1,054 - - 682 1,054 1,736 (17) 1998 7/22/2016 7 to 40 Years Advance Auto Parts Jackson, MS (c) 396 423 - - 396 423 819 (9) 1998 7/22/2016 7 to 30 Years Advance Auto Parts Kingsland, GA (c) 1,037 997 - - 1,037 997 2,034 (16) 1998 7/22/2016 7 to 40 Years Advance Auto Parts Leesburg, GA (c) 435 494 - - 435 494 929 (16) 1999 7/22/2016 7 to 30 Years Advance Auto Parts Margate, FL (c) 480 507 - - 480 507 987 (10) 1991 7/22/2016 7 to 40 Years Advance Auto Parts Natchez, MS (c) 509 754 - - 509 754 1,263 (12) 1998 7/22/2016 7 to 40 Years Advance Auto Parts New Smyrna Beach, FL (c) 774 818 - - 774 818 1,592 (14) 1999 7/22/2016 7 to 40 Years Advance Auto Parts Newton, MS (c) 336 443 - - 336 443 779 (10) 1998 7/22/2016 7 to 30 Years Advance Auto Parts Richmond Hill, GA (c) 418 701 - - 418 701 1,119 (14) 1995 7/22/2016 7 to 30 Years Advance Auto Parts Savannah, GA (c) 688 492 - - 688 492 1,180 (12) 1995 7/22/2016 7 to 40 Years Advance Auto Parts St. Louis, MO (c) 607 505 - - 607 505 1,112 (13) 1997 7/22/2016 7 to 30 Years Advance Auto Parts Tampa, FL (c) 721 1,055 - - 721 1,055 1,776 (17) 1997 7/22/2016 7 to 40 Years Advance Auto Parts Theodore, AL (c) 549 755 - - 549 755 1,304 (14) 1996 7/22/2016 7 to 40 Years Advance Auto Parts Waynesboro, GA (c) 330 1,015 - - 330 1,015 1,345 (15) 1995 7/22/2016 7 to 50 Years Advance Auto Parts Wiggins, MS (c) 279 630 - - 279 630 909 (12) 1965 7/22/2016 7 to 30 Years Advance Stores Company, Inc. Ashland, KY (a) 613 1,284 - - 613 1,284 1,897 (150) 2006 7/17/2013 8 to 48 Years Affordable Care, Inc. Bellevue, NE (a) 560 446 - - 560 446 1,006 (35) 2008 8/7/2015 5 to 40 Years Affordable Care, Inc. Lincoln, NE (a) 711 825 - - 711 825 1,536 (52) 2010 8/7/2015 8 to 40 Years Aggregate Industries Annapolis Junction, MD (a) 2,245 1,105 (1,535) (547) 710 558 1,268 (231) 1930 9/29/2006 15 to 30 Years Alabama Clinics Dothan, AL (c) 695 1,707 - - 695 1,707 2,402 - 2012 12/21/2016 1 to 40 Years Albertsons Boise, ID (b) 1,470 2,280 - - 1,470 2,280 3,750 (430) 1982 12/17/2013 4 to 20 Years Albertsons Lake Oswego, OR (c) 4,257 5,891 - - 4,257 5,891 10,148 (299) 1965 3/18/2015 15 to 40 Years Albertsons Las Cruces, NM (b) 1,132 2,765 - - 1,132 2,765 3,897 (375) 1983 12/17/2013 5 to 30 Years Albertsons Lompoc, CA (c) 2,743 8,316 - - 2,743 8,316 11,059 (527) 1992 6/15/2015 15 to 30 Years Albertsons Midland, TX (b) 1,498 3,096 - - 1,498 3,096 4,594 (573) 1983 12/17/2013 5 to 20 Years Albertsons Tigard, OR (c) 5,515 4,279 - - 5,515 4,279 9,794 (307) 1998 4/1/2015 15 to 30 Years Albertsons Walla Walla, WA (c) 1,964 8,420 - - 1,964 8,420 10,384 (466) 1972 3/2/2015 15 to 40 Years Allstate Insurance Company Yuma, AZ (b) 2,583 5,221 - - 2,583 5,221 7,804 (789) 2007 7/17/2013 4 to 46 Years AMC Theatres Covina, CA (c) 5,566 26,922 - - 5,566 26,922 32,488 (6,844) 1997 6/23/2004 13 to 40 Years AMC Theatres Phoenix, AZ (a) 2,652 11,495 - - 2,652 11,495 14,147 (2,920) 1997 7/1/2005 12 to 40 Years AMC Theatres South Bend, IN (c) 4,352 9,411 - - 4,352 9,411 13,763 (550) 1997 1/4/2016 6 to 30 Years AMC Theatres Yukon, OK (b) 1,082 3,538 - - 1,082 3,538 4,620 (518) 2007 7/17/2013 8 to 33 Years AMC Theatres Surprise, AZ (a) 2,918 7,122 - - 2,918 7,122 10,040 (305) 2008 11/10/2015 13 to 40 Years American Lubefast Waycross, GA (a) 380 142 - - 380 142 522 (41) 1998 12/10/2013 15 to 30 Years American Lubefast Wetumpka, AL (a) 185 332 - - 185 332 517 (34) 1995 6/24/2014 12 to 30 Years American Lubefast Albany, GA (a) 242 572 - - 242 572 814 (170) 1982 9/7/2007 15 to 40 Years American Lubefast Albany, GA (a) 281 575 - - 281 575 856 (246) 1997 9/7/2007 15 to 30 Years American Lubefast Auburn, AL (a) 676 647 - - 676 647 1,323 (293) 1995 9/7/2007 15 to 30 Years American Lubefast Crestview, FL (a) 544 743 - - 544 743 1,287 (278) 1975 9/7/2007 15 to 30 Years American Lubefast Dothan, AL (a) 162 659 - - 162 659 821 (242) 1996 9/7/2007 15 to 30 Years American Lubefast Gulf Breeze, FL (a) 296 457 - - 296 457 753 (174) 1993 9/7/2007 15 to 30 Years American Lubefast Marianna, FL (a) 283 452 - - 283 452 735 (168) 1994 9/7/2007 15 to 40 Years American Lubefast Milton, FL (a) 137 577 - - 137 577 714 (214) 1986 9/7/2007 15 to 30 Years American Lubefast Mobile, AL (a) 157 508 - - 157 508 665 (192) 1982 9/7/2007 15 to 30 Years American Lubefast Mobile, AL (a) 89 501 - - 89 501 590 (181) 1982 11/30/2007 15 to 30 Years American Lubefast Montgomery, AL (a) 398 626 - - 398 626 1,024 (259) 1997 9/7/2007 15 to 30 Years American Lubefast Montgomery, AL (a) 241 628 - - 241 628 869 (238) 1997 9/7/2007 15 to 30 Years American Lubefast Montgomery, AL (a) 422 857 - - 422 857 1,279 (326) 1992 9/7/2007 15 to 30 Years

American Lubefast Montgomery, AL (a) 303 636 - - 303 636 939 (247) 1996 9/7/2007 15 to 30 Years American Lubefast Montgomery, AL (a) 275 528 - - 275 528 803 (222) 1988 9/7/2007 15 to 30 Years American Lubefast Moultrie, GA (a) 179 271 - - 179 271 450 (168) 1983 9/7/2007 15 to 20 Years American Lubefast Niceville, FL (a) 458 454 - - 458 454 912 (150) 1996 9/7/2007 15 to 40 Years American Lubefast Ocean Springs, MS (a) 145 186 - - 145 186 331 (31) 1988 7/17/2013 15 to 30 Years American Lubefast Opelika, AL (a) 503 628 - - 503 628 1,131 (274) 1995 9/7/2007 15 to 30 Years American Lubefast Panama City, FL (a) 378 252 - - 378 252 630 (53) 1997 7/17/2013 15 to 30 Years American Lubefast Pensacola, FL (a) 238 564 - - 238 564 802 (216) 1994 9/7/2007 15 to 30 Years American Lubefast Pensacola, FL (a) 104 333 - - 104 333 437 (137) 1968 9/7/2007 15 to 30 Years American Lubefast Pensacola, FL (a) 148 459 - - 148 459 607 (172) 1972 9/7/2007 15 to 30 Years American Lubefast Pensacola, FL (a) 195 569 - - 195 569 764 (222) 1983 9/7/2007 15 to 30 Years American Lubefast Pensacola, FL (a) 150 575 - - 150 575 725 (222) 1986 9/7/2007 15 to 30 Years American Lubefast Spanish Fort, AL (a) 563 607 - - 563 607 1,170 (305) 1993 9/7/2007 15 to 30 Years American Lubefast Valdosta, GA (a) 376 576 - - 376 576 952 (236) 1996 11/30/2007 15 to 30 Years America's Auto Auction Conroe, TX (a) 4,338 448 955 144 5,293 592 5,885 (1,668) 2005 9/1/2009 12 to 47 Years America's Auto Auction Greenville, SC (a) 2,561 1,526 - - 2,561 1,526 4,087 (1,304) 1999 12/28/2005 15 to 30 Years America's Auto Auction Irving, TX (a) 7,348 970 - - 7,348 970 8,318 (2,271) 1960 9/1/2009 12 to 27 Years America's Auto Auction Irving, TX (a) 931 268 - - 931 268 1,199 (172) 1965 9/1/2009 12 to 17 Years America's Auto Auction Jacksonville, FL (a) 3,170 938 - - 3,170 938 4,108 (587) 1989 12/28/2005 15 to 30 Years America's Auto Auction Tulsa, OK (a) 1,225 373 - - 1,225 373 1,598 (673) 1999 12/28/2005 15 to 20 Years America's Service Station Acworth, GA (a) 823 976 - - 823 976 1,799 (93) 1999 3/28/2014 15 to 40 Years America's Service Station Dacula, GA (a) 1,067 976 - - 1,067 976 2,043 (95) 2000 3/28/2014 15 to 40 Years America's Service Station Farragut, TN (a) 986 1,148 - - 986 1,148 2,134 (122) 2011 3/28/2014 15 to 40 Years America's Service Station Kennesaw, GA (a) 874 1,270 - - 874 1,270 2,144 (121) 1999 3/28/2014 15 to 40 Years America's Service Station Lawrenceville, GA (a) 722 976 - - 722 976 1,698 (95) 2000 3/28/2014 15 to 40 Years America's Service Station Woodstock, GA (a) 1,108 1,281 - - 1,108 1,281 2,389 (131) 1999 3/28/2014 15 to 40 Years Andy's Frozen Custard Kansas City, MO (c) 772 18 - 916 772 934 1,706 (23) 1995 9/19/2014 40 to 40 Years Andy's Frozen Custard Naperville, IL (c) 976 - 27 - 1,003 - 1,003 - (f) 6/30/2016 (f) Andy's Frozen Custard Orland Park, IL (c) 999 - - - 999 - 999 - (f) 9/12/2016 (f) Andy's Frozen Custard Rogers, AR (c) 334 884 - - 334 884 1,218 (77) 2005 9/30/2014 15 to 30 Years Applebee's Albany, OR (c) 913 1,951 - - 913 1,951 2,864 (248) 2005 7/17/2013 12 to 35 Years Applebee's Augusta, GA (c) 1,494 2,019 - - 1,494 2,019 3,513 (233) 2005 7/17/2013 13 to 40 Years Applebee's Aurora, CO (c) 1,017 1,743 - - 1,017 1,743 2,760 (212) 1998 7/17/2013 13 to 35 Years Applebee's Aurora, CO (c) 1,521 1,498 - - 1,521 1,498 3,019 (225) 1992 7/17/2013 9 to 32 Years Applebee's Chicago, IL (a) 1,675 1,112 - - 1,675 1,112 2,787 (470) 1999 12/29/2006 15 to 30 Years Applebee's Clovis, NM (c) 861 2,172 - - 861 2,172 3,033 (268) 2005 7/17/2013 13 to 40 Years Applebee's Colorado Springs, CO (c) 937 1,120 - - 937 1,120 2,057 (215) 1998 7/17/2013 8 to 25 Years Applebee's Columbus, GA (c) 1,199 1,911 - - 1,199 1,911 3,110 (228) 2005 7/17/2013 13 to 40 Years Applebee's Columbus, GA (c) 2,102 1,717 - - 2,102 1,717 3,819 (187) 1993 7/17/2013 13 to 40 Years Applebee's DeKalb, IL (a) 1,423 1,552 - - 1,423 1,552 2,975 (708) 1996 12/29/2006 15 to 30 Years Applebee's Fountain, CO (c) 861 2,226 - - 861 2,226 3,087 (248) 2005 7/17/2013 12 to 38 Years Applebee's Gallup, NM (c) 937 2,277 - - 937 2,277 3,214 (268) 2004 7/17/2013 13 to 40 Years Applebee's Garden City, GA (c) 1,184 1,465 - - 1,184 1,465 2,649 (184) 1998 7/17/2013 9 to 40 Years Applebee's Grand Junction, CO (c) 1,363 1,990 - - 1,363 1,990 3,353 (241) 1995 7/17/2013 10 to 40 Years Applebee's Joliet, IL (a) 1,994 1,207 - - 1,994 1,207 3,201 (628) 1996 12/29/2006 15 to 30 Years Applebee's Littleton, CO (c) 696 1,943 - - 696 1,943 2,639 (218) 1990 7/17/2013 11 to 40 Years Applebee's Longview, WA (c) 870 2,855 - - 870 2,855 3,725 (305) 2004 7/17/2013 13 to 40 Years Applebee's Loveland, CO (c) 602 1,913 - - 602 1,913 2,515 (197) 1997 7/17/2013 12 to 40 Years Applebee's Macon, GA (c) 838 1,723 - - 838 1,723 2,561 (201) 1995 7/17/2013 13 to 40 Years Applebee's Macon, GA (c) 874 1,712 - - 874 1,712 2,586 (208) 1995 7/17/2013 11 to 40 Years Applebee's Santa Fe, NM (c) 2,120 2,033 - - 2,120 2,033 4,153 (236) 1997 7/17/2013 13 to 40 Years Applebee's Savannah, GA (c) 1,112 1,727 - - 1,112 1,727 2,839 (206) 1993 7/17/2013 13 to 40 Years Applebee's Union Gap, WA (c) 522 2,218 - - 522 2,218 2,740 (220) 2004 7/17/2013 13 to 40 Years Applebee's Walla Walla, WA (c) 665 2,072 - - 665 2,072 2,737 (278) 2005 7/17/2013 11 to 35 Years Applebee's Warner Robins, GA (c) 1,228 1,714 - - 1,228 1,714 2,942 (212) 1994 7/17/2013 11 to 40 Years Arby's Amarillo, TX (a) 538 615 - - 538 615 1,153 (33) 1985 12/29/2015 15 to 30 Years Arby's Brunswick, GA (a) 774 614 - - 774 614 1,388 (371) 1999 9/24/2004 15 to 20 Years Arby's Champlin, MN (c) 710 408 - - 710 408 1,118 (61) 2004 3/20/2015 8 to 20 Years Arby's Crawfordsville, IN (a) 557 624 - - 557 624 1,181 (293) 1998 9/23/2005 15 to 30 Years Arby's Cumming, GA (a) 967 844 - - 967 844 1,811 (409) 1986 9/24/2004 15 to 30 Years Arby's Eustis, FL (a) 451 377 - - 451 377 828 (412) 1969 12/30/2004 10 to 15 Years Arby's Indianapolis, IN (a) 460 587 - - 460 587 1,047 (251) 1998 9/24/2004 15 to 30 Years Arby's Jacksonville, FL (a) 480 631 - - 480 631 1,111 (294) 1998 9/24/2004 15 to 30 Years Arby's Jacksonville, FL (a) 872 509 - - 872 509 1,381 (331) 1984 9/24/2004 15 to 20 Years Arby's Jacksonville, FL (a) 487 871 - - 487 871 1,358 (460) 1985 12/30/2004 15 to 20 Years Arby's Lexington, KY (a) 636 362 - - 636 362 998 (396) 1978 12/30/2004 10 to 15 Years

Arby's Lexington, KY (a) 713 451 - - 713 451 1,164 (495) 1976 1/26/2005 10 to 15 Years Arby's Madisonville, KY (a) 1,198 819 - - 1,198 819 2,017 (384) 1990 9/24/2004 15 to 30 Years Arby's Martinsburg, WV (a) 887 992 - - 887 992 1,879 (442) 1999 12/29/2005 15 to 30 Years Arby's McDonough, GA (a) 938 697 - - 938 697 1,635 (355) 1985 9/24/2004 15 to 30 Years Arby's Midland, TX (c) 769 893 - - 769 893 1,662 (37) 1982 12/29/2015 15 to 30 Years Arby's Moncks Corner, SC (a) 573 466 - - 573 466 1,039 (332) 1998 9/24/2004 15 to 20 Years Arby's Mooresville, IN (a) 560 549 - - 560 549 1,109 (371) 1998 9/23/2005 15 to 20 Years Arby's Mount Pleasant, MI (a) 485 642 - - 485 642 1,127 (279) 1997 12/29/2005 15 to 30 Years Arby's Nappanee, IN (a) 301 413 - - 301 413 714 (279) 2005 12/21/2007 15 to 20 Years Arby's New Castle, PA (a) 573 1,042 - - 573 1,042 1,615 (222) 1999 7/17/2013 7 to 25 Years Arby's North Canton, OH (a) 484 497 (14) - 470 497 967 (306) 1989 12/29/2006 15 to 20 Years Arby's Odessa, TX (c) 500 941 - - 500 941 1,441 (38) 1982 12/29/2015 15 to 30 Years Arby's Orlando, FL (a) 642 178 - - 642 178 820 (237) 1967 12/30/2004 10 to 15 Years Arby's Rock Hill, SC (a) 373 722 - - 373 722 1,095 (414) 1978 12/29/2005 15 to 20 Years Arby's Statesboro, GA (a) 779 777 - - 779 777 1,556 (410) 1985 9/24/2004 15 to 20 Years Arby's Sterling Heights, MI (a) 866 960 - - 866 960 1,826 (406) 2000 12/29/2005 15 to 30 Years Arby's Sun City, AZ (a) 771 372 - - 771 372 1,143 (237) 1986 12/29/2006 15 to 20 Years Arby's Tooele, UT (a) 552 624 - - 552 624 1,176 (430) 1988 9/24/2004 15 to 20 Years Arby's Tyler, TX (c) 355 663 - - 355 663 1,018 (28) 1980 12/29/2015 15 to 30 Years Arby's Winter Springs, FL (a) 523 446 - - 523 446 969 (312) 1988 12/30/2004 15 to 20 Years Ashley Furniture Abilene, TX (a) 1,316 2,649 - - 1,316 2,649 3,965 (921) 2000 5/19/2005 15 to 40 Years Ashley Furniture Amarillo, TX (c) 1,481 4,999 - - 1,481 4,999 6,480 (733) 2001 7/17/2013 9 to 36 Years Ashley Furniture Anderson, SC (b) 870 1,909 - - 870 1,909 2,779 (274) 2006 7/17/2013 8 to 40 Years Ashley Furniture El Paso, TX (a) 1,536 3,852 - - 1,536 3,852 5,388 (1,552) 1973 7/1/2005 14 to 30 Years At Home Broomfield, CO (c) 4,538 4,675 - - 4,538 4,675 9,213 (141) 1995 8/1/2016 9 to 20 Years At Home Buford, GA (c) 1,940 4,704 - - 1,940 4,704 6,644 (93) 1984 8/1/2016 8 to 30 Years At Home Corpus Christi, TX (c) 3,734 4,949 - - 3,734 4,949 8,683 (166) 1986 8/1/2016 8 to 20 Years At Home Jenison, MI (c) 2,303 5,743 - 88 2,303 5,831 8,134 (119) 1989 8/1/2016 8 to 30 Years At Home Louisville, KY (c) 4,726 5,211 - - 4,726 5,211 9,937 (3) 1984 12/20/2016 9 to 20 Years At Home Lubbock, TX (a) 4,585 4,550 - - 4,585 4,550 9,135 (53) 1985 11/15/2016 8 to 20 Years At Home Mesa, AZ (c) 4,067 4,322 - - 4,067 4,322 8,389 (2) 2002 12/20/2016 10 to 20 Years AT&T Beaumont, TX (b) 778 9,297 - - 778 9,297 10,075 (1,780) 1971 7/17/2013 3 to 25 Years AT&T Santa Clara, CA (c) 2,873 8,252 - - 2,873 8,252 11,125 (892) 2002 7/17/2013 5 to 48 Years ATC Fitness Southaven, MS (c) 1,187 1,817 - - 1,187 1,817 3,004 (168) 2014 9/17/2014 15 to 40 Years Austin Westran Byron, IL (a) 734 4,334 - - 734 4,334 5,068 (2,243) 1965 12/29/2006 10 to 20 Years Austin's Park N Pizza Experience Pflugerville, TX (a) 6,182 1,349 - - 6,182 1,349 7,531 (256) 2003 8/29/2014 15 to 30 Years Avalon Flooring Rio Grande, NJ (c) 753 3,299 - - 753 3,299 4,052 (196) 2006 3/31/2015 11 to 40 Years Axel's Chanhassen, MN (a) 1,439 784 - - 1,439 784 2,223 (138) 1953 5/22/2014 15 to 30 Years Axel's Mendota, MN (a) 536 963 - - 536 963 1,499 (105) 1995 5/22/2014 15 to 30 Years B&B Theatres Bixby, OK (a) 5,585 10,101 - - 5,585 10,101 15,686 (4,380) 1998 7/1/2005 14 to 30 Years B&B Theatres Kansas City, MO (a) 2,543 7,943 - - 2,543 7,943 10,486 (2,171) 2003 7/1/2005 14 to 50 Years B&B Theatres Lees Summit, MO (a) 3,517 9,735 - - 3,517 9,735 13,252 (3,188) 1999 7/1/2005 14 to 40 Years B&B Theatres Overland Park, KS (a) 4,935 12,281 - - 4,935 12,281 17,216 (2,924) 2004 8/1/2009 10 to 57 Years Bagger Dave's Burger Tavern Avon, IN (a) 899 615 - - 899 615 1,514 (81) 2014 10/31/2014 14 to 30 Years Bagger Dave's Burger Tavern Berkley, MI (a) 390 540 - - 390 540 930 (58) 1927 10/31/2014 14 to 30 Years Bagger Dave's Burger Tavern Canton, MI (c) 914 890 - - 914 890 1,804 (65) 2014 6/17/2015 15 to 40 Years Bagger Dave's Burger Tavern Grand Rapids, MI (a) 986 524 - - 986 524 1,510 (74) 1985 10/31/2014 14 to 30 Years Bagger Dave's Burger Tavern Indianapolis, IN (a) 590 633 - - 590 633 1,223 (85) 2014 10/31/2014 14 to 30 Years Bank of America Delray Beach, FL (b) 3,831 16,789 - - 3,831 16,789 20,620 (1,428) 1975 7/17/2013 8 to 50 Years BE Aerospace Winston-Salem, NC (b) 927 3,455 - - 927 3,455 4,382 (597) 1987 7/17/2013 5 to 40 Years Bellefonte Primary Care Grayson, KY (c) 658 3,171 - - 658 3,171 3,829 (279) 2013 8/18/2014 9 to 40 Years Best Buy Fayetteville, NC (b) 1,560 6,893 - - 1,560 6,893 8,453 (781) 1999 7/17/2013 6 to 41 Years Best Buy Kansas City, KS (c) 1,932 5,629 - - 1,932 5,629 7,561 (646) 2009 7/17/2013 6 to 43 Years Best Buy Las Cruces, NM (c) 1,328 2,616 - - 1,328 2,616 3,944 (323) 2002 7/17/2013 8 to 41 Years Best Buy Wichita, KS (c) 3,368 6,312 - - 3,368 6,312 9,680 (1,046) 1984 7/17/2013 7 to 29 Years Best Car Buys Denver, CO (c) 4,124 4,229 - - 4,124 4,229 8,353 (193) 1980 8/21/2015 15 to 40 Years Big Al's Beaverton, OR (a) 5,608 8,733 - - 5,608 8,733 14,341 (704) 2010 6/30/2014 15 to 40 Years Big Al's Vancouver, WA (a) 2,077 9,395 - - 2,077 9,395 11,472 (663) 2006 6/30/2014 15 to 40 Years Big Lots Whiteville, NC (c) 1,119 1,676 - - 1,119 1,676 2,795 (559) 1988 7/17/2013 7 to 30 Years Big Sandy Furniture Ashland, KY (a) 775 2,037 - - 775 2,037 2,812 (770) 1990 8/27/2009 12 to 27 Years Big Sandy Furniture Ashland, KY (a) 629 754 - - 629 754 1,383 (329) 1993 8/27/2009 12 to 27 Years Big Sandy Furniture Chillicothe, OH (a) 499 2,296 - - 499 2,296 2,795 (861) 1995 8/27/2009 12 to 27 Years Big Sandy Furniture Hurricane, WV (a) 727 3,005 - - 727 3,005 3,732 (1,087) 1998 8/27/2009 12 to 27 Years Big Sandy Furniture Parkersburg, WV (a) 1,800 3,183 - - 1,800 3,183 4,983 (1,338) 1976 8/27/2009 12 to 27 Years Big Sandy Furniture Portsmouth, OH (a) 561 1,563 - - 561 1,563 2,124 (615) 1988 8/27/2009 12 to 27 Years Big Sandy Furniture South Point, OH (a) 848 2,948 - - 848 2,948 3,796 (1,091) 1990 8/27/2009 12 to 27 Years

Bi-Lo Hartsville, SC (c) 696 5,402 - - 696 5,402 6,098 (423) 1988 9/30/2014 10 to 40 Years BJ's Wholesale Club Fort Lauderdale, FL (c) 6,775 18,649 - - 6,775 18,649 25,424 (2,221) 2007 7/17/2013 12 to 37 Years BJ's Wholesale Club Haverhill, MA (c) 3,192 15,353 - - 3,192 15,353 18,545 (2,112) 2007 7/17/2013 11 to 32 Years BJ's Wholesale Club Woodstock, GA (b) 4,383 16,588 - - 4,383 16,588 20,971 (2,333) 2001 7/17/2013 8 to 33 Years Black Angus Steakhouse Glendale, AZ (a) 1,480 1,329 - - 1,480 1,329 2,809 (529) 1996 6/25/2004 15 to 30 Years Blue Rhino Riverside, CA (a) 1,203 6,254 - - 1,203 6,254 7,457 (1,703) 2004 7/1/2005 14 to 40 Years Blue Rhino Tavares, FL (a) 1,075 5,098 - - 1,075 5,098 6,173 (1,635) 2004 7/1/2005 14 to 40 Years Bojangle's Hickory, NC (a) 1,105 851 - - 1,105 851 1,956 (652) 1995 12/29/2006 13 to 28 Years Bonfire Eagen, MN (a) 724 1,230 - - 724 1,230 1,954 (135) 1996 5/22/2014 15 to 30 Years Bonfire Woodbury, MN (a) 3,165 1,707 - - 3,165 1,707 4,872 (241) 1995 5/22/2014 15 to 30 Years Books-A-Million Rapid City, SD (c) 575 2,568 - - 575 2,568 3,143 (326) 2001 7/17/2013 2 to 45 Years Boozman-Hof Rogers, AR (a) 2,014 2,313 - - 2,014 2,313 4,327 (354) 1988 11/14/2013 13 to 30 Years Boscovs Voorhees, NJ (a) 2,027 6,776 - - 2,027 6,776 8,803 (1,789) 1970 7/17/2013 5 to 20 Years Bricktown Brewery Oklahoma City, OK (a) 479 1,877 - - 479 1,877 2,356 (289) 1904 12/2/2013 20 to 20 Years Bricktown Brewery Shawnee, OK (a) 621 1,399 - - 621 1,399 2,020 (169) 1984 7/29/2005 15 to 30 Years Bridgestone Tire Atlanta, GA (a) 1,830 363 - - 1,830 363 2,193 (111) 1998 7/17/2013 5 to 24 Years Brookshire Brothers Alto, TX (a) 204 464 - - 204 464 668 (87) 1996 3/31/2014 7 to 20 Years Brookshire Brothers Buffalo, TX (a) 522 987 - - 522 987 1,509 (130) 1990 3/31/2014 7 to 30 Years Brookshire Brothers Cleveland, TX (c) 465 2,867 - - 465 2,867 3,332 (1,568) 1991 12/1/2005 15 to 20 Years Brookshire Brothers Corrigan, TX (c) 395 630 - - 395 630 1,025 (399) 1971 12/1/2005 15 to 20 Years Brookshire Brothers Diboll, TX (c) 775 872 - - 775 872 1,647 (566) 1974 12/1/2005 15 to 20 Years Brookshire Brothers Groveton, TX (a) 264 540 - - 264 540 804 (79) 1996 3/31/2014 7 to 30 Years Brookshire Brothers Hallettsville, TX (c) 550 1,545 - - 550 1,545 2,095 (214) 2004 3/31/2014 10 to 30 Years Brookshire Brothers Lorena, TX (a) 657 751 - - 657 751 1,408 (132) 1999 3/31/2014 7 to 20 Years Brookshire Brothers Lufkin, TX (c) 1,178 352 - - 1,178 352 1,530 (300) 1977 12/1/2005 15 to 20 Years Brookshire Brothers McGregor, TX (a) 748 795 - - 748 795 1,543 (152) 1999 3/31/2014 7 to 20 Years Brookshire Brothers Navasota, TX (c) 781 1,499 - - 781 1,499 2,280 (635) 1992 12/1/2005 15 to 30 Years Brookshire Brothers Timpson, TX (c) 253 312 - - 253 312 565 (217) 1978 12/1/2005 15 to 20 Years Bru Burger Lexington, KY (a) 1,267 944 - - 1,267 944 2,211 (593) 1996 2/26/2007 14 to 30 Years Buck's Sports Grill Rawlins, WY (a) 25 406 - - 25 406 431 (217) 1958 12/29/2006 15 to 20 Years Buehler's Food Market Ashland, OH (c) 2,596 8,200 - - 2,596 8,200 10,796 (364) 2000 10/14/2015 15 to 40 Years Buehler's Food Market Dover, OH (c) 2,596 8,087 - - 2,596 8,087 10,683 (428) 1990 10/14/2015 15 to 30 Years Buehler's Food Market Medina, OH (c) 4,892 10,983 - - 4,892 10,983 15,875 (616) 1990 10/14/2015 15 to 30 Years Buehler's Food Market Wadsworth, OH (c) 2,197 9,285 - - 2,197 9,285 11,482 (453) 1985 10/14/2015 15 to 30 Years Buehler's Food Market Wooster, OH (c) 3,694 8,087 - - 3,694 8,087 11,781 (437) 1980 10/14/2015 15 to 30 Years Buffalo Wild Wings Birch Run, MI (c) 1,852 1,290 - - 1,852 1,290 3,142 (199) 2014 12/24/2014 14 to 30 Years Buffalo Wild Wings Brandon, FL (c) 1,358 614 - - 1,358 614 1,972 (118) 2004 11/5/2014 14 to 20 Years Buffalo Wild Wings Clinton Township, MI (c) 1,377 911 - - 1,377 911 2,288 (108) 2003 11/5/2014 14 to 30 Years Buffalo Wild Wings Gaylord, MI (a) 1,003 1,477 - - 1,003 1,477 2,480 (185) 2014 11/5/2014 14 to 30 Years Buffalo Wild Wings Hammond, IN (a) 976 1,080 - - 976 1,080 2,056 (149) 2014 12/24/2014 14 to 30 Years Buffalo Wild Wings Wesley Chapel, FL (c) 2,672 1,725 - - 2,672 1,725 4,397 (95) 2015 8/18/2015 14 to 40 Years Buffet City Orange City, FL (a) 409 694 - - 409 694 1,103 (432) 1984 9/24/2004 11 to 20 Years Burger King Apopka, FL (a) 1,038 482 - - 1,038 482 1,520 (581) 1977 6/25/2004 10 to 15 Years Burger King Artesia, NM (a) 435 1,106 - - 435 1,106 1,541 (139) 1984 4/16/2014 15 to 30 Years Burger King Aurora, IL (a) 286 726 - - 286 726 1,012 (344) 1998 12/29/2006 15 to 30 Years Burger King Bolingbrook, IL (a) 762 821 - - 762 821 1,583 (488) 1994 9/23/2005 15 to 20 Years Burger King Buffalo, NY (a) 737 629 - - 737 629 1,366 (244) 1993 11/10/2005 15 to 30 Years Burger King Buffalo, NY (a) 821 694 - - 821 694 1,515 (273) 1976 11/10/2005 15 to 30 Years Burger King Carrollton, KY (a) 229 730 - - 229 730 959 (294) 1990 6/30/2009 13 to 28 Years Burger King Cheektowaga, NY (a) 561 549 - - 561 549 1,110 (231) 1985 11/10/2005 15 to 30 Years Burger King Chicago, IL (a) 976 271 - - 976 271 1,247 (309) 1987 9/23/2005 10 to 15 Years Burger King Decatur, IL (a) 940 126 - - 940 126 1,066 (344) 1992 9/23/2005 15 to 20 Years Burger King Detroit, MI (a) 614 688 - - 614 688 1,302 (421) 1987 2/13/2009 13 to 18 Years Burger King Durham, NC (a) 1,253 - - - 1,253 - 1,253 - (f) 7/17/2013 (f) Burger King Effingham, IL (a) 539 575 - - 539 575 1,114 (280) 1985 9/23/2005 15 to 30 Years Burger King Elmwood Park, IL (a) 650 380 - - 650 380 1,030 (228) 1993 9/23/2005 15 to 20 Years Burger King Escanaba, MI (a) 772 767 - 300 772 1,067 1,839 (579) 1984 12/29/2005 3 to 20 Years Burger King Fayetteville, NC (a) 470 629 - - 470 629 1,099 (282) 1999 9/29/2006 15 to 30 Years Burger King Fayetteville, NC (a) 489 612 - - 489 612 1,101 (259) 1987 9/29/2006 15 to 30 Years Burger King Fayetteville, NC (a) 607 1,020 - - 607 1,020 1,627 (490) 1996 9/29/2006 15 to 30 Years Burger King Garner, NC (a) 600 765 - - 600 765 1,365 (356) 1995 9/29/2006 15 to 30 Years Burger King Gilman, IL (a) 219 414 - - 219 414 633 (283) 1998 9/23/2005 15 to 20 Years Burger King Hickory, NC (a) 292 818 - - 292 818 1,110 (287) 2000 9/29/2006 15 to 40 Years Burger King Hope Mills, NC (a) 408 930 - - 408 930 1,338 (369) 1990 9/29/2006 15 to 30 Years Burger King Hudson, NC (a) 794 616 - - 794 616 1,410 (279) 1998 9/29/2006 15 to 40 Years Burger King Jamestown, NY (a) 508 573 - - 508 573 1,081 (339) 1988 11/10/2005 15 to 20 Years

Burger King Lillington, NC (a) 419 687 - - 419 687 1,106 (249) 1992 9/29/2006 15 to 40 Years Burger King Lincoln, IL (a) 203 616 - - 203 616 819 (360) 1990 9/23/2005 15 to 20 Years Burger King Louisville, KY (a) 1,010 577 - - 1,010 577 1,587 (276) 1994 11/10/2005 15 to 30 Years Burger King Louisville, KY (a) 854 514 - - 854 514 1,368 (249) 1994 11/10/2005 15 to 30 Years Burger King Mebane, NC (a) 846 682 - - 846 682 1,528 (290) 1993 9/29/2006 15 to 30 Years Burger King Niagara Falls, NY (a) 1,359 551 - - 1,359 551 1,910 (276) 1979 11/10/2005 15 to 30 Years Burger King Orlando, FL (a) 1,249 729 - - 1,249 729 1,978 (498) 1985 6/25/2004 15 to 20 Years Burger King Oshkosh, WI (a) 765 829 (40) 300 725 1,129 1,854 (570) 1984 12/29/2005 15 to 20 Years Burger King Parma Heights, OH (a) 598 535 - - 598 535 1,133 (210) 2004 8/27/2009 13 to 38 Years Burger King Quincy, FL (a) 1,015 416 - - 1,015 416 1,431 (427) 1989 9/24/2004 15 to 20 Years Burger King Romeoville, IL (a) 789 713 (62) - 727 713 1,440 (405) 1999 9/23/2005 15 to 20 Years Burger King Saint Ann, MO (a) 588 613 - - 588 613 1,201 (425) 1985 9/23/2005 15 to 20 Years Burger King Saint Cloud, FL (a) 1,193 557 - - 1,193 557 1,750 (357) 1983 6/25/2004 15 to 20 Years Burger King Sandusky, OH (a) 922 406 (314) (89) 608 317 925 (132) 1987 8/27/2009 14 to 29 Years Burger King Seven Hills, OH (a) 496 488 - - 496 488 984 (209) 1977 8/27/2009 13 to 28 Years Burger King Springfield, IL (a) 1,072 642 - - 1,072 642 1,714 (486) 1988 9/23/2005 15 to 20 Years Burger King Springfield, IL (a) 571 630 - - 571 630 1,201 (320) 1997 9/23/2005 15 to 30 Years Burger King Springville, NY (a) 678 586 - - 678 586 1,264 (262) 1988 11/10/2005 15 to 30 Years Burger King Sweetwater, TN (a) 602 550 - 250 602 800 1,402 (244) 1999 12/29/2006 15 to 40 Years Burger King Westchester, IL (a) 765 437 - - 765 437 1,202 (240) 1986 9/29/2006 15 to 20 Years Burger King Winchester, TN (a) 400 291 - 250 400 541 941 (183) 1993 12/29/2006 15 to 20 Years Caliber Collision Conroe, TX (c) 2,056 2,306 - - 2,056 2,306 4,362 - 2016 12/28/2016 14 to 50 Years Camping World Biloxi, MS (c) 3,274 627 - - 3,274 627 3,901 - 2016 12/22/2016 16 to 16 Years Camping World Monticello, MN (c) 3,873 768 - - 3,873 768 4,641 - 2016 12/29/2016 9 to 30 Years Camping World Saukville, WI (a) 2,061 4,794 - - 2,061 4,794 6,855 (476) 2014 9/30/2014 15 to 40 Years Camping World Tulsa, OK (c) 4,569 87 - - 4,569 87 4,656 - 2016 12/15/2016 11 to 40 Years Camping World Wentzville, MO (c) 2,040 5,133 - 1,264 2,040 6,397 8,437 (161) 2015 3/27/2015 39 to 40 Years Camping World Summerfield, FL (c) 3,059 3,949 - - 3,059 3,949 7,008 (86) 2004 8/29/2016 13 to 30 Years Caremark RX, LLC St. John, MO (c) 1,733 3,095 91 365 1,824 3,460 5,284 (600) 1996 7/17/2013 1 to 43 Years CarMax Greenville, SC (c) 9,731 11,625 - - 9,731 11,625 21,356 (1,777) 1999 7/17/2013 3 to 40 Years CarMax Jacksonville, FL (c) 6,155 10,957 - - 6,155 10,957 17,112 (2,694) 2005 6/30/2005 15 to 40 Years CarMax Kennesaw, GA (a) 3,931 5,334 - - 3,931 5,334 9,265 (1,336) 1995 2/16/2012 15 to 30 Years CarMax Midlothian, VA (c) 4,775 6,056 - - 4,775 6,056 10,831 (1,476) 2004 6/30/2005 15 to 40 Years CarMax Ontario, CA (c) 7,981 6,937 - - 7,981 6,937 14,918 (1,678) 2005 6/30/2005 15 to 40 Years CarMax Pineville, NC (b) 4,865 1,902 - - 4,865 1,902 6,767 (465) 2002 7/17/2013 10 to 30 Years CarMax Pompano Beach, FL (c) 6,153 5,010 - - 6,153 5,010 11,163 (1,225) 2004 6/30/2005 15 to 40 Years CarMax Raleigh, NC (a) 4,163 4,017 - - 4,163 4,017 8,180 (1,203) 1994 7/17/2013 4 to 25 Years Carmike Cinemas Cedar Rapids, IA (a) 2,521 5,461 - - 2,521 5,461 7,982 (1,797) 1998 7/1/2005 15 to 40 Years Carmike Cinemas Chubbock, ID (a) 1,845 2,691 - - 1,845 2,691 4,536 (234) 2004 12/23/2014 10 to 30 Years Carmike Cinemas Colorado Springs, CO (a) 1,892 1,732 - - 1,892 1,732 3,624 (936) 1995 9/30/2005 14 to 30 Years Carmike Cinemas Columbia, SC (a) 2,115 2,091 - - 2,115 2,091 4,206 (862) 1996 9/30/2005 15 to 30 Years Carmike Cinemas Durham, NC (a) 1,630 2,685 - - 1,630 2,685 4,315 (1,335) 1994 9/30/2005 13 to 30 Years Carmike Cinemas Fort Wayne, IN (a) 2,697 9,849 681 - 3,378 9,849 13,227 (3,190) 2005 11/30/2005 15 to 40 Years Carmike Cinemas Greensboro, NC (a) 2,359 2,431 - - 2,359 2,431 4,790 (1,039) 1996 9/30/2005 15 to 30 Years Carmike Cinemas Johnston, IA (b) 3,046 10,213 - - 3,046 10,213 13,259 (3,783) 1998 6/23/2004 15 to 30 Years Carmike Cinemas Longview, TX (a) 1,432 2,946 - - 1,432 2,946 4,378 (1,248) 1995 9/30/2005 15 to 30 Years Carmike Cinemas Raleigh, NC (a) 3,636 8,833 - - 3,636 8,833 12,469 (3,428) 1988 6/10/2010 9 to 27 Years Carmike Cinemas Wilmington, NC (a) 1,552 2,934 - - 1,552 2,934 4,486 (1,198) 1997 9/30/2005 15 to 30 Years Carmike Cinemas Winston-Salem, NC (a) 1,567 2,140 - - 1,567 2,140 3,707 (1,070) 1993 10/28/2005 13 to 30 Years Carmike Cinemas Missoula, MT (a) 2,333 3,406 - - 2,333 3,406 5,739 (1,184) 1998 6/23/2004 15 to 40 Years Carrington College Mesquite, TX (c) 2,534 1,780 - - 2,534 1,780 4,314 (476) 1996 7/17/2013 8 to 23 Years Carrington College Phoenix, AZ (a) 1,841 3,582 265 22 2,106 3,604 5,710 (1,279) 1975 7/1/2005 3 to 40 Years Casual Male Canton, MA (c) 28,693 27,813 - - 28,693 27,813 56,506 (9,384) 1962 2/1/2006 15 to 30 Years Chapala Boise, ID (a) 809 601 (400) (259) 409 342 751 (225) 1998 6/25/2004 15 to 30 Years Charleston's Restaurant Norman, OK (a) 1,466 2,294 - - 1,466 2,294 3,760 (1,052) 1992 7/2/2007 14 to 30 Years Charleston's Restaurant Tulsa, OK (a) 1,540 1,997 - - 1,540 1,997 3,537 (726) 2002 7/2/2007 14 to 40 Years Chick-Fil-A Carrollton, GA (a) 985 725 - - 985 725 1,710 (130) 1995 7/17/2013 11 to 33 Years Childcare Network Chattanooga, TN (a) 684 841 - 11 684 852 1,536 (10) 1999 9/28/2016 10 to 30 Years Childcare Network Marietta, GA (a) 538 792 - 11 538 803 1,341 (10) 2009 9/28/2016 11 to 30 Years Children's Learning Adventure Henderson, NV (c) 2,757 6,113 - - 2,757 6,113 8,870 (580) 2010 5/16/2014 15 to 40 Years Children's Learning Adventure Humble, TX (c) 2,108 7,208 - - 2,108 7,208 9,316 (829) 2012 12/10/2013 15 to 40 Years Children's Learning Adventure The Woodlands, TX (c) 2,039 7,154 - - 2,039 7,154 9,193 (824) 2011 9/25/2013 15 to 40 Years Children's Network Burlington, NC (c) 306 533 - - 306 533 839 (2) 1971 12/13/2016 7 to 20 Years Children's Network Columbus, GA (c) 342 1,096 - 30 342 1,126 1,468 (44) 2015 12/22/2015 15 to 40 Years Children's Network Denton, TX (c) 627 1,909 - - 627 1,909 2,536 (116) 2000 7/17/2015 15 to 30 Years Children's Network East Point, GA (c) 411 1,279 - - 411 1,279 1,690 (4) 2016 12/13/2016 14 to 40 Years

Children's Network Elon, NC (c) 486 846 - - 486 846 1,332 (3) 1998 12/2/2016 4 to 30 Years Children's Network Evans, GA (c) 508 640 - - 508 640 1,148 (64) 2003 11/14/2014 15 to 30 Years Children's Network Fort Worth, TX (c) 392 871 - - 392 871 1,263 (65) 2006 7/17/2015 15 to 30 Years Children's Network Fort Walton Beach, FL (c) 200 491 - - 200 491 691 (37) 1977 2/27/2015 15 to 30 Years Children's Network Grand Prairie, TX (c) 1,057 2,350 - - 1,057 2,350 3,407 (164) 2007 7/17/2015 15 to 30 Years Children's Network Greensboro, NC (c) 360 540 - - 360 540 900 (2) 1949 12/2/2016 9 to 30 Years Children's Network Hampton, GA (c) 391 460 - - 391 460 851 (28) 2005 12/22/2015 15 to 30 Years Children's Network High Point, NC (c) 206 978 - - 206 978 1,184 (39) 1981 12/22/2015 15 to 30 Years Children's Network Norcross, GA (c) 831 624 - - 831 624 1,455 (75) 1985 3/30/2015 15 to 20 Years Children's Network Sanford, NC (c) 200 611 - - 200 611 811 (46) 2002 2/27/2015 15 to 30 Years Children's Network Stockbridge, GA (c) 533 1,236 - (16) 533 1,220 1,753 (121) 2000 10/31/2014 15 to 30 Years Children's Network Warner Robins, GA (c) 431 620 - - 431 620 1,051 (69) 1995 2/27/2015 15 to 20 Years Children's Network Winston-Salem, NC (c) 541 659 - - 541 659 1,200 (2) 1993 12/2/2016 5 to 30 Years Childtime Arlington, TX (a) 365 532 - - 365 532 897 (126) 2006 7/17/2013 10 to 33 Years Childtime Cuyahoga Falls, OH (a) 279 727 - - 279 727 1,006 (158) 1974 7/17/2013 8 to 25 Years Childtime Modesto, CA (a) 386 664 - - 386 664 1,050 (142) 1986 7/17/2013 9 to 22 Years Childtime Morrisville, NC (c) 544 1,378 - - 544 1,378 1,922 (96) 2010 2/19/2015 15 to 40 Years Childtime Oklahoma City, OK (a) 290 341 - - 290 341 631 (90) 1985 7/17/2013 11 to 19 Years Childtime Rochester, NY (a) 242 539 - - 242 539 781 (101) 1981 7/17/2013 8 to 28 Years Chili's Fredericksburg, TX (c) 511 1,516 - - 511 1,516 2,027 (224) 1985 7/17/2013 11 to 30 Years Chili's Paris, TX (c) 552 1,821 - - 552 1,821 2,373 (241) 1999 7/17/2013 11 to 35 Years Chili's Tilton, NH (c) 1,565 - - - 1,565 - 1,565 - (f) 7/17/2013 (f) Church's Chicken Birmingham, AL (c) 119 158 - - 119 158 277 (54) 1970 7/17/2013 5 to 15 Years Church's Chicken Abilene, TX (c) 198 311 - - 198 311 509 (60) 1975 7/17/2013 10 to 26 Years Church's Chicken Akron, OH (a) 247 198 - - 247 198 445 (137) 1971 5/25/2005 15 to 20 Years Church's Chicken Akron, OH (a) 218 273 - - 218 273 491 (165) 1976 5/25/2005 15 to 20 Years Church's Chicken Akron, OH (a) 310 394 - - 310 394 704 (233) 1982 5/25/2005 15 to 20 Years Church's Chicken Alamo, TX (c) 1,745 715 - - 1,745 715 2,460 (87) 1984 7/17/2013 9 to 35 Years Church's Chicken Albuquerque, NM (c) 265 575 - - 265 575 840 (121) 1980 7/17/2013 11 to 26 Years Church's Chicken Albuquerque, NM (c) 466 591 - - 466 591 1,057 (94) 1976 7/17/2013 11 to 35 Years Church's Chicken Albuquerque, NM (c) 267 439 - - 267 439 706 (104) 1975 7/17/2013 11 to 25 Years Church's Chicken Albuquerque, NM (c) 293 300 - - 293 300 593 (89) 1976 7/17/2013 11 to 25 Years Church's Chicken Altus, OK (c) 70 413 - - 70 413 483 (75) 1980 7/17/2013 7 to 25 Years Church's Chicken Americus, GA (c) 282 406 - - 282 406 688 (98) 1978 7/17/2013 11 to 23 Years Church's Chicken Atlanta, GA (c) 336 346 - - 336 346 682 (102) 1981 7/17/2013 11 to 22 Years Church's Chicken Atlanta, GA (c) 554 258 - - 554 258 812 (84) 1980 7/17/2013 11 to 23 Years Church's Chicken Atlanta, GA (c) 683 5 - - 683 5 688 (49) 1975 7/17/2013 11 to 23 Years Church's Chicken Atlanta, GA (c) 394 268 - - 394 268 662 (105) 1975 7/17/2013 11 to 16 Years Church's Chicken Austin, TX (c) 531 794 - - 531 794 1,325 (106) 1967 7/17/2013 11 to 32 Years Church's Chicken Austin, TX (c) 904 477 - - 904 477 1,381 (68) 1976 7/17/2013 11 to 35 Years Church's Chicken Austin, TX (c) 418 872 - - 418 872 1,290 (109) 1986 7/17/2013 11 to 35 Years Church's Chicken Austin, TX (c) 689 634 - - 689 634 1,323 (108) 2003 7/17/2013 11 to 35 Years Church's Chicken Balch Springs, TX (c) 329 576 - - 329 576 905 (114) 1986 7/17/2013 11 to 31 Years Church's Chicken Beeville, TX (c) 120 488 - - 120 488 608 (95) 1972 7/17/2013 9 to 25 Years Church's Chicken Birmingham, AL (c) 192 656 - - 192 656 848 (150) 1981 7/17/2013 7 to 19 Years Church's Chicken Birmingham, AL (c) 120 151 - - 120 151 271 (56) 1970 7/17/2013 6 to 15 Years Church's Chicken Birmingham, AL (c) 107 508 - - 107 508 615 (111) 1983 7/17/2013 7 to 19 Years Church's Chicken Birmingham, AL (c) 131 526 - - 131 526 657 (119) 1984 7/17/2013 7 to 19 Years Church's Chicken Brownsville, TX (c) 795 556 - - 795 556 1,351 (72) 1977 7/17/2013 10 to 35 Years Church's Chicken Brownsville, TX (c) 667 785 - - 667 785 1,452 (100) 1985 7/17/2013 10 to 35 Years Church's Chicken Brownsville, TX (c) 369 679 - - 369 679 1,048 (97) 1972 7/17/2013 11 to 35 Years Church's Chicken Brownsville, TX (c) 267 652 - - 267 652 919 (81) 2000 7/17/2013 10 to 35 Years Church's Chicken Brownsville, TX (c) 430 656 - - 430 656 1,086 (133) 1985 7/17/2013 11 to 29 Years Church's Chicken Brownsville, TX (c) 571 930 - - 571 930 1,501 (140) 2002 7/17/2013 11 to 35 Years Church's Chicken Bryan, TX (c) 441 766 - - 441 766 1,207 (90) 1972 7/17/2013 10 to 35 Years Church's Chicken Canton, OH (a) 215 483 - - 215 483 698 (251) 1974 5/25/2005 15 to 20 Years Church's Chicken Carrolton, TX (c) 361 415 - - 361 415 776 (99) 1997 7/17/2013 11 to 25 Years Church's Chicken Chicago, IL (a) 313 275 - - 313 275 588 (154) 1982 5/25/2005 15 to 20 Years Church's Chicken Chicago, IL (a) 340 220 - - 340 220 560 (144) 1975 5/25/2005 15 to 20 Years Church's Chicken Chicago, IL (a) 242 244 - - 242 244 486 (158) 1970 5/25/2005 15 to 20 Years Church's Chicken Chicago, IL (a) 242 256 - - 242 256 498 (151) 1974 5/25/2005 15 to 20 Years Church's Chicken Chicago, IL (a) 532 279 - - 532 279 811 (167) 1982 5/25/2005 15 to 20 Years Church's Chicken Chicago, IL (a) 289 260 - - 289 260 549 (150) 1982 5/25/2005 15 to 20 Years Church's Chicken Cleburne, TX (c) 129 482 - - 129 482 611 (92) 1997 7/17/2013 9 to 25 Years Church's Chicken Columbus, GA (c) 640 403 - - 640 403 1,043 (101) 1983 7/17/2013 11 to 23 Years Church's Chicken Columbus, GA (c) 342 49 - - 342 49 391 (54) 1978 7/17/2013 9 to 23 Years

Church's Chicken Columbus, OH (a) 268 354 - - 268 354 622 (217) 1975 5/25/2005 15 to 20 Years Church's Chicken Columbus, OH (a) 294 262 - - 294 262 556 (177) 1976 5/25/2005 15 to 20 Years Church's Chicken Copperas Cove, TX (c) 186 249 - - 186 249 435 (54) 1973 7/17/2013 11 to 23 Years Church's Chicken Cordele, GA (c) 459 181 - - 459 181 640 (53) 1980 7/17/2013 11 to 35 Years Church's Chicken Dallas, TX (c) 88 215 - - 88 215 303 (60) 1980 7/17/2013 9 to 19 Years Church's Chicken Dallas, TX (c) 249 431 - - 249 431 680 (63) 1985 7/17/2013 9 to 33 Years Church's Chicken Dallas, TX (c) 164 431 - - 164 431 595 (99) 1968 7/17/2013 10 to 18 Years Church's Chicken Dallas, TX (c) 174 450 - - 174 450 624 (83) 1969 7/17/2013 10 to 26 Years Church's Chicken Dallas, TX (c) 236 339 - - 236 339 575 (68) 1971 7/17/2013 10 to 23 Years Church's Chicken Dallas, TX (c) 315 209 - - 315 209 524 (49) 1999 7/17/2013 10 to 25 Years Church's Chicken Dallas, TX (c) 392 501 - - 392 501 893 (84) 1985 7/17/2013 11 to 30 Years Church's Chicken Decatur, GA (c) 459 133 - - 459 133 592 (54) 1974 7/17/2013 11 to 20 Years Church's Chicken Decatur, GA (c) 566 49 - - 566 49 615 (89) 1979 7/17/2013 3 to 11 Years Church's Chicken Decatur, GA (c) 554 49 - - 554 49 603 (49) 1977 7/17/2013 7 to 25 Years Church's Chicken Decatur, GA (c) 570 30 - - 570 30 600 (47) 1981 7/17/2013 7 to 25 Years Church's Chicken Detroit, MI (a) 425 200 - - 425 200 625 (139) 1977 5/25/2005 15 to 20 Years Church's Chicken Detroit, MI (a) 351 209 - - 351 209 560 (140) 1977 5/25/2005 15 to 20 Years Church's Chicken Detroit, MI (a) 426 223 - - 426 223 649 (155) 1979 5/25/2005 15 to 20 Years Church's Chicken Detroit, MI (a) 413 235 - - 413 235 648 (157) 1977 5/25/2005 15 to 20 Years Church's Chicken Detroit, MI (a) 301 219 - - 301 219 520 (141) 1972 5/25/2005 15 to 20 Years Church's Chicken Detroit, MI (a) 270 305 - - 270 305 575 (171) 1976 5/25/2005 15 to 20 Years Church's Chicken Detroit, MI (a) 271 157 - - 271 157 428 (108) 1978 5/25/2005 15 to 20 Years Church's Chicken Detroit, MI (a) 385 258 - - 385 258 643 (176) 1979 5/25/2005 15 to 20 Years Church's Chicken Detroit, MI (a) 428 189 - - 428 189 617 (130) 1979 5/25/2005 15 to 20 Years Church's Chicken Donna, TX (c) 1,091 540 - - 1,091 540 1,631 (80) 1984 7/17/2013 10 to 35 Years Church's Chicken Eagle Pass, TX (c) 597 385 - - 597 385 982 (65) 1977 7/17/2013 9 to 35 Years Church's Chicken East Point, GA (c) 429 245 - - 429 245 674 (97) 1977 7/17/2013 11 to 19 Years Church's Chicken East St. Louis, IL (a) 117 334 - - 117 334 451 (143) 1990 5/25/2005 15 to 30 Years Church's Chicken Edinburg, TX (c) 624 888 - - 624 888 1,512 (115) 1985 7/17/2013 11 to 35 Years Church's Chicken Elsa, TX (c) 1,159 141 - - 1,159 141 1,300 (41) 1984 7/17/2013 11 to 35 Years Church's Chicken Ferguson, MO (a) 293 212 - - 293 212 505 (148) 1974 5/25/2005 15 to 20 Years Church's Chicken Flint, MI (a) 340 258 - - 340 258 598 (174) 1979 5/25/2005 15 to 20 Years Church's Chicken Floresville, TX (c) 109 555 - - 109 555 664 (101) 1985 7/17/2013 9 to 25 Years Church's Chicken Fort Worth, TX (c) 157 263 - - 157 263 420 (71) 1965 7/17/2013 11 to 20 Years Church's Chicken Fort Worth, TX (c) 164 573 - - 164 573 737 (95) 1965 7/17/2013 11 to 25 Years Church's Chicken Fort Worth, TX (c) 200 643 - - 200 643 843 (102) 1979 7/17/2013 11 to 30 Years Church's Chicken Fort Worth, TX (c) 356 572 - - 356 572 928 (86) 1970 7/17/2013 11 to 35 Years Church's Chicken Fort Worth, TX (c) 187 539 - - 187 539 726 (80) 1984 7/17/2013 11 to 35 Years Church's Chicken Fort Valley, GA (c) 353 379 - - 353 379 732 (106) 1985 7/17/2013 11 to 23 Years Church's Chicken Garland, TX (c) 141 455 - - 141 455 596 (83) 1986 7/17/2013 10 to 25 Years Church's Chicken Gary, IN (a) 109 410 - - 109 410 519 (226) 1980 5/25/2005 15 to 20 Years Church's Chicken Gary, IN (a) 210 318 - - 210 318 528 (217) 1979 5/25/2005 15 to 20 Years Church's Chicken Gary, IN (a) 161 493 - - 161 493 654 (286) 1973 5/25/2005 15 to 20 Years Church's Chicken Grand Prairie, TX (c) 335 527 - - 335 527 862 (78) 1980 7/17/2013 10 to 35 Years Church's Chicken Grand Prairie, TX (c) 147 535 - - 147 535 682 (86) 1985 7/17/2013 11 to 30 Years Church's Chicken Greensboro, AL (c) 100 663 - - 100 663 763 (94) 1986 7/17/2013 7 to 35 Years Church's Chicken Greenville, TX (c) 325 441 - - 325 441 766 (61) 1972 7/17/2013 10 to 35 Years Church's Chicken Griffin, GA (c) 215 492 - - 215 492 707 (98) 1978 7/17/2013 11 to 25 Years Church's Chicken Gulfport, MS (c) 540 429 - - 540 429 969 (56) 1971 7/17/2013 11 to 35 Years Church's Chicken Haltom City, TX (c) 571 425 - - 571 425 996 (66) 2007 7/17/2013 11 to 35 Years Church's Chicken Harlingen, TX (c) 923 753 - - 923 753 1,676 (93) 1985 7/17/2013 10 to 35 Years Church's Chicken Harlingen, TX (c) 226 519 - - 226 519 745 (89) 1973 7/17/2013 11 to 30 Years Church's Chicken Harvey, IL (a) 361 269 (80) - 281 269 550 (346) 1978 5/25/2005 15 to 20 Years Church's Chicken Hidalgo, TX (c) 352 1,043 - - 352 1,043 1,395 (141) 2001 7/17/2013 10 to 31 Years Church's Chicken Hobbs, NM (c) 706 534 - - 706 534 1,240 (91) 1974 7/17/2013 11 to 35 Years Church's Chicken Indianapolis, IN (a) 258 262 - - 258 262 520 (184) 1970 5/25/2005 15 to 20 Years Church's Chicken Indianapolis, IN (a) 266 310 - - 266 310 576 (197) 1971 5/25/2005 15 to 20 Years Church's Chicken Indianapolis, IN (a) 170 749 - - 170 749 919 (386) 1983 5/25/2005 15 to 20 Years Church's Chicken Indianapolis, IN (a) 449 153 - - 449 153 602 (140) 1968 5/25/2005 15 to 20 Years Church's Chicken Indianapolis, IN (a) 370 150 - - 370 150 520 (125) 1970 5/25/2005 15 to 20 Years Church's Chicken Irving, TX (c) 463 338 - - 463 338 801 (47) 1967 7/17/2013 10 to 35 Years Church's Chicken Jackson, MS (c) 215 476 - - 215 476 691 (88) 1977 7/17/2013 11 to 25 Years Church's Chicken Jackson, MS (c) 996 610 - - 996 610 1,606 (97) 1978 7/17/2013 11 to 35 Years Church's Chicken Jackson, MS (c) 195 582 - - 195 582 777 (89) 2000 7/17/2013 11 to 30 Years Church's Chicken Jackson, MS (c) 447 555 - - 447 555 1,002 (95) 1998 7/17/2013 11 to 35 Years Church's Chicken Joliet, IL (a) 245 193 - - 245 193 438 (140) 1985 5/25/2005 15 to 20 Years

Church's Chicken Kansas City, MO (c) 312 574 - - 312 574 886 (91) 1996 7/17/2013 10 to 30 Years Church's Chicken Kansas City, MO (c) 348 730 - - 348 730 1,078 (101) 1996 7/17/2013 10 to 35 Years Church's Chicken Kansas City, MO (c) 462 673 - - 462 673 1,135 (95) 1996 7/17/2013 10 to 35 Years Church's Chicken Kansas City, MO (c) 135 616 - - 135 616 751 (106) 1996 7/17/2013 10 to 25 Years Church's Chicken Kansas City, MO (c) 310 580 - - 310 580 890 (92) 1996 7/17/2013 10 to 31 Years Church's Chicken Kansas City, MO (c) 189 837 - - 189 837 1,026 (144) 1996 7/17/2013 9 to 25 Years Church's Chicken Kilgore, TX (c) 140 415 - - 140 415 555 (97) 1985 7/17/2013 11 to 20 Years Church's Chicken Killeen, TX (c) 289 513 - - 289 513 802 (72) 1974 7/17/2013 9 to 35 Years Church's Chicken Kingsville, TX (c) 263 461 - - 263 461 724 (67) 1977 7/17/2013 9 to 35 Years Church's Chicken Kirby, TX (c) 224 262 - - 224 262 486 (69) 1985 7/17/2013 9 to 18 Years Church's Chicken La Feria, TX (c) 369 941 - - 369 941 1,310 (118) 2003 7/17/2013 11 to 35 Years Church's Chicken LaGrange, GA (c) 555 44 - - 555 44 599 (135) 1978 7/17/2013 7 to 30 Years Church's Chicken Laredo, TX (c) 272 713 - - 272 713 985 (85) 1966 7/17/2013 11 to 35 Years Church's Chicken Laredo, TX (c) 727 698 - - 727 698 1,425 (88) 1968 7/17/2013 11 to 35 Years Church's Chicken Laurel, MS (c) 690 290 - - 690 290 980 (74) 1971 7/17/2013 11 to 24 Years Church's Chicken Lewisville, TX (c) 913 470 - - 913 470 1,383 (84) 1976 7/17/2013 8 to 35 Years Church's Chicken Little Rock, AR (c) 99 500 - - 99 500 599 (77) 1970 7/17/2013 8 to 30 Years Church's Chicken Little Rock, AR (c) 332 432 - - 332 432 764 (61) 1971 7/17/2013 9 to 35 Years Church's Chicken Little Rock, AR (c) 263 492 - - 263 492 755 (71) 1975 7/17/2013 9 to 35 Years Church's Chicken Longview, TX (c) 149 552 - - 149 552 701 (81) 1985 7/17/2013 9 to 35 Years Church's Chicken Lubbock, TX (c) 325 794 - - 325 794 1,119 (114) 2004 7/17/2013 11 to 34 Years Church's Chicken Macon, GA (c) 291 628 - - 291 628 919 (85) 1983 7/17/2013 10 to 35 Years Church's Chicken Macon, GA (c) 195 347 - - 195 347 542 (74) 1976 7/17/2013 9 to 25 Years Church's Chicken Macon, GA (c) 185 553 - - 185 553 738 (89) 1980 7/17/2013 11 to 30 Years Church's Chicken Mansfield, OH (a) 225 327 - - 225 327 552 (184) 1972 5/25/2005 15 to 20 Years Church's Chicken Maplewood, MO (a) 180 225 - - 180 225 405 (139) 1980 5/25/2005 15 to 20 Years Church's Chicken Marietta, GA (c) 350 173 - - 350 173 523 (66) 1976 7/17/2013 11 to 20 Years Church's Chicken Marlin, TX (c) 81 327 - - 81 327 408 (73) 1985 7/17/2013 8 to 25 Years Church's Chicken McAllen, TX (c) 747 408 - - 747 408 1,155 (58) 1992 7/17/2013 10 to 35 Years Church's Chicken McAllen, TX (c) 601 539 - - 601 539 1,140 (80) 1985 7/17/2013 11 to 35 Years Church's Chicken Memphis, TN (c) 128 232 - - 128 232 360 (60) 1971 7/17/2013 8 to 20 Years Church's Chicken Memphis, TN (c) 156 351 - - 156 351 507 (75) 1971 7/17/2013 7 to 25 Years Church's Chicken Memphis, TN (c) 288 278 - - 288 278 566 (89) 1976 7/17/2013 6 to 20 Years Church's Chicken Memphis, TN (c) 206 471 - - 206 471 677 (89) 1979 7/17/2013 10 to 25 Years Church's Chicken Memphis, TN (c) 163 295 - - 163 295 458 (65) 1979 7/17/2013 10 to 25 Years Church's Chicken Memphis, TN (c) 212 245 - - 212 245 457 (75) 1971 7/17/2013 7 to 25 Years Church's Chicken Memphis, TN (c) 180 316 - - 180 316 496 (76) 1971 7/17/2013 7 to 20 Years Church's Chicken Memphis, TN (c) 264 592 - - 264 592 856 (89) 1971 7/17/2013 11 to 35 Years Church's Chicken Memphis, TN (c) 426 608 - - 426 608 1,034 (100) 1971 7/17/2013 11 to 32 Years Church's Chicken Mercedes, TX (c) 535 575 - - 535 575 1,110 (81) 1982 7/17/2013 11 to 35 Years Church's Chicken Mesquite, TX (c) 234 459 - - 234 459 693 (89) 2001 7/17/2013 11 to 28 Years Church's Chicken Midland, TX (c) 195 432 - - 195 432 627 (60) 1972 7/17/2013 9 to 35 Years Church's Chicken Midwest City, OK (c) 318 623 - - 318 623 941 (87) 1985 7/17/2013 9 to 35 Years Church's Chicken Mission, TX (c) 577 598 - - 577 598 1,175 (85) 1981 7/17/2013 9 to 35 Years Church's Chicken Montgomery, AL (c) 288 623 - - 288 623 911 (84) 1998 7/17/2013 9 to 35 Years Church's Chicken Montgomery, AL (c) 177 516 - - 177 516 693 (131) 1984 7/17/2013 9 to 19 Years Church's Chicken Montgomery, AL (c) 247 376 - - 247 376 623 (96) 1999 7/17/2013 10 to 24 Years Church's Chicken Montgomery, AL (c) 455 579 - - 455 579 1,034 (101) 1972 7/17/2013 11 to 33 Years Church's Chicken Montgomery, AL (c) 313 601 - - 313 601 914 (133) 1999 7/17/2013 10 to 27 Years Church's Chicken New Braunfels, TX (c) 302 526 - - 302 526 828 (97) 1973 7/17/2013 10 to 27 Years Church's Chicken Nogales, AZ (c) 207 448 - - 207 448 655 (86) 1976 7/17/2013 11 to 25 Years Church's Chicken Norfolk, VA (c) 373 517 - - 373 517 890 (131) 1988 7/17/2013 7 to 20 Years Church's Chicken Normandy, MO (a) 265 329 (6) - 259 329 588 (203) 1978 5/25/2005 15 to 20 Years Church's Chicken North Little Rock, AR (c) 128 351 - - 128 351 479 (66) 1999 7/17/2013 10 to 28 Years Church's Chicken Odessa, TX (c) 597 443 - - 597 443 1,040 (71) 1979 7/17/2013 10 to 35 Years Church's Chicken Odessa, TX (c) 670 563 - - 670 563 1,233 (84) 1972 7/17/2013 10 to 35 Years Church's Chicken Oklahoma City, OK (c) 223 469 - - 223 469 692 (110) 1998 7/17/2013 8 to 22 Years Church's Chicken Oklahoma City, OK (c) 200 428 - - 200 428 628 (85) 1971 7/17/2013 9 to 25 Years Church's Chicken Overland, MO (a) 278 494 - - 278 494 772 (276) 1972 5/25/2005 15 to 20 Years Church's Chicken Peoria, IL (a) 154 320 - - 154 320 474 (196) 1976 5/25/2005 15 to 20 Years Church's Chicken Pharr, TX (c) 694 441 - - 694 441 1,135 (90) 1997 7/17/2013 10 to 26 Years Church's Chicken Phenix City, AL (c) 493 497 - - 493 497 990 (62) 1978 7/17/2013 8 to 35 Years Church's Chicken Phoenix, AZ (c) 523 97 - - 523 97 620 (46) 1976 7/17/2013 9 to 16 Years Church's Chicken Phoenix, AZ (c) 321 276 - - 321 276 597 (74) 1975 7/17/2013 10 to 20 Years Church's Chicken Phoenix, AZ (c) 384 528 - - 384 528 912 (90) 1974 7/17/2013 11 to 27 Years Church's Chicken Phoenix, AZ (c) 368 267 - - 368 267 635 (56) 1974 7/17/2013 11 to 23 Years

Church's Chicken Phoenix, AZ (c) 415 403 - - 415 403 818 (69) 1975 7/17/2013 8 to 27 Years Church's Chicken Phoenix, AZ (c) 599 412 - - 599 412 1,011 (67) 1980 7/17/2013 10 to 35 Years Church's Chicken Phoenix, AZ (c) 400 120 - - 400 120 520 (50) 1977 7/17/2013 11 to 13 Years Church's Chicken Pine Bluff, AR (c) 854 431 - - 854 431 1,285 (58) 1971 7/17/2013 7 to 35 Years Church's Chicken Pleasanton, TX (c) 230 1,052 - - 230 1,052 1,282 (136) 1985 7/17/2013 11 to 35 Years Church's Chicken Port Isabel, TX (c) 348 672 - - 348 672 1,020 (102) 2004 7/17/2013 11 to 31 Years Church's Chicken Port Lavaca, TX (c) 339 594 - - 339 594 933 (97) 1985 7/17/2013 11 to 28 Years Church's Chicken Portsmouth, VA (c) 574 419 - - 574 419 993 (93) 1988 7/17/2013 10 to 25 Years Church's Chicken Raymondville, TX (c) 660 455 - - 660 455 1,115 (81) 1984 7/17/2013 9 to 35 Years Church's Chicken Richland Hills, TX (c) 229 199 - - 229 199 428 (48) 1999 7/17/2013 10 to 25 Years Church's Chicken Rio Grand City, TX (c) 1,746 554 - - 1,746 554 2,300 (79) 1984 7/17/2013 12 to 35 Years Church's Chicken Roma, TX (c) 478 855 - - 478 855 1,333 (123) 1985 7/17/2013 11 to 35 Years Church's Chicken Roswell, NM (c) 343 321 - - 343 321 664 (96) 1974 7/17/2013 11 to 23 Years Church's Chicken San Antonio, TX (c) 205 1,042 - - 205 1,042 1,247 (205) 1976 7/17/2013 10 to 20 Years Church's Chicken San Antonio, TX (c) 685 257 - - 685 257 942 (44) 1976 7/17/2013 9 to 35 Years Church's Chicken San Antonio, TX (c) 592 336 - - 592 336 928 (56) 1968 7/17/2013 9 to 35 Years Church's Chicken San Antonio, TX (c) 79 347 - - 79 347 426 (47) 1977 7/17/2013 9 to 33 Years Church's Chicken San Antonio, TX (c) 395 414 - - 395 414 809 (86) 1984 7/17/2013 11 to 25 Years Church's Chicken San Antonio, TX (c) 544 521 - - 544 521 1,065 (77) 1967 7/17/2013 11 to 33 Years Church's Chicken San Antonio, TX (c) 375 282 - - 375 282 657 (72) 1965 7/17/2013 9 to 21 Years Church's Chicken San Antonio, TX (c) 373 170 - - 373 170 543 (47) 1993 7/17/2013 9 to 20 Years Church's Chicken San Antonio, TX (c) 331 449 - - 331 449 780 (87) 1983 7/17/2013 10 to 25 Years Church's Chicken San Antonio, TX (c) 283 573 - - 283 573 856 (107) 1971 7/17/2013 11 to 33 Years Church's Chicken San Antonio, TX (c) 369 226 - - 369 226 595 (47) 1986 7/17/2013 10 to 25 Years Church's Chicken San Antonio, TX (c) 397 700 - - 397 700 1,097 (98) 1984 7/17/2013 11 to 35 Years Church's Chicken San Antonio, TX (c) 403 61 - - 403 61 464 (130) 1971 7/17/2013 9 to 17 Years Church's Chicken San Antonio, TX (c) 279 261 - - 279 261 540 (54) 1976 7/17/2013 11 to 32 Years Church's Chicken San Benito, TX (c) 1,641 688 - - 1,641 688 2,329 (88) 1977 7/17/2013 9 to 35 Years Church's Chicken St. Louis, MO (a) 290 211 - - 290 211 501 (152) 1973 5/25/2005 15 to 20 Years Church's Chicken St. Louis, MO (a) 231 337 - - 231 337 568 (195) 1972 5/25/2005 15 to 20 Years Church's Chicken St. Louis, MO (a) 189 227 - - 189 227 416 (145) 1972 5/25/2005 15 to 20 Years Church's Chicken St. Louis, MO (a) 464 218 - - 464 218 682 (174) 1978 5/25/2005 15 to 20 Years Church's Chicken Talladega, AL (c) 247 245 - - 247 245 492 (91) 1998 7/17/2013 11 to 21 Years Church's Chicken Temple, TX (c) 705 493 - - 705 493 1,198 (67) 1983 7/17/2013 10 to 35 Years Church's Chicken The Village, OK (c) 211 650 - - 211 650 861 (83) 1978 7/17/2013 9 to 35 Years Church's Chicken Tucson, AZ (c) 262 193 - - 262 193 455 (61) 1983 7/17/2013 11 to 23 Years Church's Chicken Tucson, AZ (c) 191 552 - - 191 552 743 (72) 1981 7/17/2013 11 to 35 Years Church's Chicken Tucson, AZ (c) 349 479 - - 349 479 828 (72) 1976 7/17/2013 11 to 35 Years Church's Chicken Tucson, AZ (c) 221 434 - - 221 434 655 (72) 1980 7/17/2013 11 to 27 Years Church's Chicken Tulsa, OK (c) 767 466 - - 767 466 1,233 (74) 1976 7/17/2013 8 to 35 Years Church's Chicken Tulsa, OK (c) 315 717 - - 315 717 1,032 (95) 1976 7/17/2013 10 to 35 Years Church's Chicken Tyler, TX (c) 227 527 - - 227 527 754 (71) 1976 7/17/2013 11 to 35 Years Church's Chicken Universal City, TX (c) 408 369 - - 408 369 777 (84) 1989 7/17/2013 9 to 25 Years Church's Chicken Vicksburg, MS (c) 278 333 - - 278 333 611 (77) 1972 7/17/2013 11 to 25 Years Church's Chicken Victoria, TX (c) 129 490 - - 129 490 619 (87) 1985 7/17/2013 11 to 28 Years Church's Chicken Victoria, TX (c) 367 182 - - 367 182 549 (48) 1984 7/17/2013 11 to 22 Years Church's Chicken Waco, TX (c) 365 542 - - 365 542 907 (67) 1969 7/17/2013 10 to 35 Years Church's Chicken Warren, MI (a) 488 215 - - 488 215 703 (146) 1979 5/25/2005 15 to 20 Years Church's Chicken Washington Park, IL (a) 119 324 - - 119 324 443 (188) 1980 5/25/2005 15 to 20 Years Church's Chicken Weslaco, TX (c) 860 513 - - 860 513 1,373 (72) 1990 7/17/2013 11 to 35 Years Church's Chicken Weslaco, TX (c) 291 786 - - 291 786 1,077 (133) 1970 7/17/2013 11 to 25 Years Circle K Akron, OH (c) 424 1,139 - - 424 1,139 1,563 (188) 1995 7/17/2013 13 to 30 Years Circle K Akron, OH (c) 587 1,073 - - 587 1,073 1,660 (197) 1998 7/17/2013 13 to 32 Years Circle K Akron, OH (c) 500 2,058 - - 500 2,058 2,558 (278) 1999 7/17/2013 15 to 33 Years Circle K Akron, OH (c) 337 1,149 - - 337 1,149 1,486 (160) 2001 7/17/2013 15 to 35 Years Circle K Akron, OH (c) 595 1,031 - - 595 1,031 1,626 (188) 1995 7/17/2013 14 to 30 Years Circle K Akron, OH (c) 554 824 - - 554 824 1,378 (136) 1969 7/17/2013 14 to 38 Years Circle K Akron, OH (c) 517 1,122 - - 517 1,122 1,639 (199) 1994 7/17/2013 13 to 29 Years Circle K Akron, OH (c) 283 1,160 - - 283 1,160 1,443 (168) 1997 7/17/2013 14 to 32 Years Circle K Akron, OH (c) 434 1,198 - - 434 1,198 1,632 (206) 1994 7/17/2013 14 to 29 Years Circle K Akron, OH (c) 343 1,193 - - 343 1,193 1,536 (183) 1991 7/17/2013 15 to 31 Years Circle K Akron, OH (c) 513 1,251 - - 513 1,251 1,764 (199) 1996 7/17/2013 15 to 31 Years Circle K Akron, OH (c) 321 1,179 - - 321 1,179 1,500 (185) 1994 7/17/2013 13 to 29 Years Circle K Akron, OH (c) 402 1,263 - - 402 1,263 1,665 (177) 2000 7/17/2013 13 to 34 Years Circle K Akron, OH (c) 291 1,230 - - 291 1,230 1,521 (215) 1950 7/17/2013 12 to 25 Years Circle K Albuquerque, NM (c) 699 777 - - 699 777 1,476 (241) 1994 7/17/2013 9 to 35 Years

Circle K Auburn, AL (c) 757 1,199 - - 757 1,199 1,956 (243) 1990 7/17/2013 10 to 25 Years Circle K Augusta, GA (c) 400 1,540 - - 400 1,540 1,940 (217) 1981 7/17/2013 13 to 30 Years Circle K Barberton, OH (c) 255 1,244 - - 255 1,244 1,499 (205) 1991 7/17/2013 12 to 26 Years Circle K Barberton, OH (c) 884 1,885 - - 884 1,885 2,769 (301) 1981 7/17/2013 13 to 34 Years Circle K Barberton, OH (c) 321 1,219 - - 321 1,219 1,540 (180) 1983 7/17/2013 14 to 31 Years Circle K Baton Rouge, LA (c) 260 859 - - 260 859 1,119 (159) 1976 7/17/2013 7 to 25 Years Circle K Baton Rouge, LA (c) 330 997 - - 330 997 1,327 (159) 1970 7/17/2013 8 to 30 Years Circle K Baton Rouge, LA (c) 481 913 - - 481 913 1,394 (172) 1977 7/17/2013 8 to 30 Years Circle K Beaufort, SC (c) 850 1,337 - - 850 1,337 2,187 (228) 1997 7/17/2013 12 to 34 Years Circle K Bedford, OH (c) 750 680 - - 750 680 1,430 (148) 2000 7/17/2013 15 to 33 Years Circle K Bluffton, SC (c) 1,531 645 - - 1,531 645 2,176 (159) 1997 7/17/2013 10 to 32 Years Circle K Bossier City, LA (c) 565 1,051 (21) - 544 1,051 1,595 (192) 1987 7/17/2013 9 to 25 Years Circle K Brookpark, OH (c) 623 978 - - 623 978 1,601 (172) 1998 7/17/2013 13 to 32 Years Circle K Canton, OH (c) 362 1,159 - - 362 1,159 1,521 (205) 1990 7/17/2013 12 to 26 Years Circle K Canton, OH (c) 1,037 1,557 - - 1,037 1,557 2,594 (291) 2000 7/17/2013 15 to 34 Years Circle K Charleston, SC (c) 1,547 1,242 - - 1,547 1,242 2,789 (312) 1987 7/17/2013 7 to 20 Years Circle K Charlotte, NC (c) 1,508 749 (128) - 1,380 749 2,129 (159) 1996 7/17/2013 9 to 35 Years Circle K Charlotte, NC (c) 1,442 789 - - 1,442 789 2,231 (204) 1997 7/17/2013 8 to 35 Years Circle K Charlotte, NC (c) 1,392 563 - - 1,392 563 1,955 (245) 1991 7/17/2013 6 to 32 Years Circle K Cleveland, OH (c) 804 1,513 - - 804 1,513 2,317 (237) 2002 7/17/2013 13 to 35 Years Circle K Columbia, SC (c) 1,261 985 - - 1,261 985 2,246 (194) 1993 7/17/2013 10 to 28 Years Circle K Columbus, GA (c) 711 943 - - 711 943 1,654 (161) 1990 7/17/2013 13 to 32 Years Circle K Columbus, GA (c) 574 1,039 - - 574 1,039 1,613 (163) 1984 7/17/2013 13 to 32 Years Circle K Columbus, GA (c) 867 2,299 - - 867 2,299 3,166 (342) 1978 7/17/2013 13 to 30 Years Circle K Columbus, GA (c) 1,465 2,088 - - 1,465 2,088 3,553 (336) 1995 7/17/2013 11 to 34 Years Circle K Columbus, GA (c) 730 1,317 - - 730 1,317 2,047 (228) 1978 7/17/2013 13 to 28 Years Circle K Copley, OH (c) 379 999 - - 379 999 1,378 (183) 1993 7/17/2013 12 to 28 Years Circle K Cuyahoga Falls, OH (c) 657 1,018 - - 657 1,018 1,675 (207) 1995 7/17/2013 13 to 30 Years Circle K Cuyahoga Falls, OH (c) 958 1,416 - - 958 1,416 2,374 (256) 2002 7/17/2013 15 to 35 Years Circle K Cuyahoga Falls, OH (c) 342 806 - - 342 806 1,148 (154) 1972 7/17/2013 12 to 26 Years Circle K El Paso, TX (c) 1,143 1,029 - - 1,143 1,029 2,172 (438) 2000 7/17/2013 4 to 27 Years Circle K El Paso, TX (c) 987 558 - - 987 558 1,545 (203) 1999 7/17/2013 3 to 26 Years Circle K El Paso, TX (c) 1,090 1,203 - - 1,090 1,203 2,293 (330) 1999 7/17/2013 6 to 35 Years Circle K Fairlawn, OH (c) 616 1,064 - - 616 1,064 1,680 (203) 1993 7/17/2013 13 to 28 Years Circle K Fort Mill, SC (c) 1,589 1,356 - - 1,589 1,356 2,945 (213) 1999 7/17/2013 10 to 33 Years Circle K Goose Creek, SC (c) 682 1,571 - - 682 1,571 2,253 (329) 1983 7/17/2013 7 to 20 Years Circle K Huntersville, NC (c) 1,539 924 - - 1,539 924 2,463 (266) 1996 7/17/2013 8 to 35 Years Circle K Kent, OH (c) 258 917 - - 258 917 1,175 (147) 1994 7/17/2013 13 to 29 Years Circle K Lanett, AL (c) 299 844 - - 299 844 1,143 (157) 1974 7/17/2013 10 to 25 Years Circle K Macon, GA (c) 470 1,226 - - 470 1,226 1,696 (251) 1974 7/17/2013 7 to 35 Years Circle K Macon, GA (c) 471 1,066 - - 471 1,066 1,537 (271) 1993 7/17/2013 5 to 35 Years Circle K Maple Heights, OH (c) 747 917 - - 747 917 1,664 (179) 1998 7/17/2013 13 to 32 Years Circle K Martinez, GA (c) 626 996 - - 626 996 1,622 (412) 1985 7/17/2013 3 to 35 Years Circle K Midland, GA (c) 637 2,136 - - 637 2,136 2,773 (265) 1995 7/17/2013 9 to 35 Years Circle K Mobile, AL (c) 552 1,664 - - 552 1,664 2,216 (315) 1987 7/17/2013 11 to 24 Years Circle K Mobile, AL (c) 939 878 - - 939 878 1,817 (217) 1988 7/17/2013 13 to 25 Years Circle K Monroe, LA (c) 517 1,455 - - 517 1,455 1,972 (316) 1986 7/17/2013 6 to 28 Years Circle K Mount Pleasant, SC (c) 1,328 1,073 - - 1,328 1,073 2,401 (170) 1978 7/17/2013 7 to 30 Years Circle K N. Augusta, SC (c) 1,065 894 - - 1,065 894 1,959 (146) 1999 7/17/2013 12 to 33 Years Circle K Northfield, OH (c) 873 1,633 - - 873 1,633 2,506 (274) 1983 7/17/2013 15 to 35 Years Circle K Norton, OH (c) 581 1,460 - - 581 1,460 2,041 (220) 1984 7/17/2013 13 to 35 Years Circle K Opelika, AL (c) 960 1,716 - - 960 1,716 2,676 (363) 1988 7/17/2013 10 to 25 Years Circle K Opelika, AL (c) 400 1,321 - - 400 1,321 1,721 (239) 1989 7/17/2013 10 to 24 Years Circle K Parma, OH (c) 437 1,166 - - 437 1,166 1,603 (160) 2002 7/17/2013 15 to 35 Years Circle K Phenix City, AL (c) 554 1,392 - - 554 1,392 1,946 (228) 1999 7/17/2013 13 to 33 Years Circle K Phoenix, AZ (c) 1,212 380 - - 1,212 380 1,592 (76) 1985 3/20/2015 7 to 40 Years Circle K Pine Mountain, GA (c) 454 1,627 - - 454 1,627 2,081 (239) 1999 7/17/2013 10 to 37 Years Circle K Port Wentworth, GA (c) 1,627 1,131 - - 1,627 1,131 2,758 (513) 1991 7/17/2013 4 to 35 Years Circle K Savannah, GA (c) 1,001 847 - - 1,001 847 1,848 (205) 1997 7/17/2013 8 to 37 Years Circle K Savannah, GA (c) 831 869 - - 831 869 1,700 (169) 1990 7/17/2013 14 to 30 Years Circle K Seville, OH (c) 1,141 2,604 - - 1,141 2,604 3,745 (389) 2003 7/17/2013 15 to 36 Years Circle K Shreveport, LA (c) 369 1,183 - - 369 1,183 1,552 (251) 1988 7/17/2013 4 to 25 Years Circle K Springdale, SC (c) 794 767 - - 794 767 1,561 (134) 1999 7/17/2013 13 to 33 Years Circle K Twinsburg, OH (c) 556 1,317 - - 556 1,317 1,873 (191) 2005 7/17/2013 15 to 37 Years Circle K Valley, AL (c) 754 804 - - 754 804 1,558 (165) 1974 7/17/2013 9 to 25 Years Circle K West Monroe, LA (c) 686 981 - - 686 981 1,667 (420) 1983 7/17/2013 5 to 25 Years

Circle K West Monroe, LA (c) 425 1,558 - - 425 1,558 1,983 (424) 1999 7/17/2013 3 to 35 Years Circle K Willoughby, OH (c) 477 1,167 - - 477 1,167 1,644 (183) 1986 7/17/2013 13 to 32 Years CircusTrix Augusta, GA (c) 1,081 1,488 - - 1,081 1,488 2,569 (161) 1998 9/30/2015 10 to 20 Years CircusTrix Baton Rouge, LA (c) 1,076 2,289 - - 1,076 2,289 3,365 (100) 2015 11/13/2015 10 to 40 Years CircusTrix Brentwood, TN (c) 2,292 2,273 - 2 2,292 2,275 4,567 (190) 1970 9/30/2015 9 to 20 Years CircusTrix Clovis, CA (c) 1,117 - - - 1,117 - 1,117 - (f) 12/6/2016 (f) CircusTrix Flowood, MS (c) 900 1,137 - - 900 1,137 2,037 (90) 1995 11/13/2015 9 to 20 Years CircusTrix Rogers, AR (c) 635 2,376 - - 635 2,376 3,011 (117) 2014 9/30/2015 9 to 40 Years CircusTrix Wilmington, NC (c) 837 1,429 - - 837 1,429 2,266 (127) 2006 9/30/2015 9 to 20 Years Clean Freak Chandler, AZ (c) 1,293 1,951 - - 1,293 1,951 3,244 (23) 2006 9/29/2016 21 to 30 Years Clean Freak Glendale, AZ (c) 1,524 854 - - 1,524 854 2,378 (16) 1988 9/29/2016 21 to 30 Years Clean Freak Phoenix, AZ (c) 2,066 1,581 - - 2,066 1,581 3,647 (22) 2009 9/29/2016 21 to 30 Years Clean Freak Phoenix, AZ (c) 1,143 439 - - 1,143 439 1,582 (8) 1970 9/29/2016 21 to 30 Years Clean Freak Phoenix, AZ (c) 1,835 2,332 - 54 1,835 2,386 4,221 (29) 1974 9/29/2016 21 to 30 Years Columbus Arts & Tech Academy Columbus, OH (a) 417 5,100 - 849 417 5,949 6,366 (2,248) 1980 3/17/2006 13 to 30 Years Columbus Fish Market Grandview, OH (a) 2,164 1,165 - - 2,164 1,165 3,329 (307) 1960 7/17/2013 9 to 23 Years Columbus Preparatory Academy Columbus, OH (a) 1,069 3,363 330 1,340 1,399 4,703 6,102 (2,590) 2004 3/17/2006 13 to 20 Years ConForm Automotive Sidney, OH (a) 921 4,177 - - 921 4,177 5,098 (2,283) 1987 12/22/2005 12 to 20 Years Conn's, Inc. Houston, TX (c) 2,150 2,320 - 1,601 2,150 3,921 6,071 (109) 1995 7/17/2013 38 to 40 Years Convergys Las Cruces, NM (c) 808 6,045 - - 808 6,045 6,853 (702) 2008 7/17/2013 4 to 52 Years Cost-U-Less St. Croix, VI (c) 2,132 5,992 - - 2,132 5,992 8,124 (775) 2005 7/17/2013 8 to 37 Years Courthouse Athletic Club Keizer, OR (a) 1,208 4,089 - - 1,208 4,089 5,297 (1,230) 1988 12/1/2005 15 to 40 Years Courthouse Athletic Club Salem, OR (a) 941 2,620 1,018 5,042 1,959 7,662 9,621 (2,233) 1996 12/1/2005 15 to 40 Years Courthouse Athletic Club Salem, OR (a) 1,509 5,635 - - 1,509 5,635 7,144 (1,685) 2001 12/1/2005 15 to 40 Years Courthouse Athletic Club Salem, OR (a) 1,214 4,911 - - 1,214 4,911 6,125 (1,493) 1980 12/1/2005 15 to 40 Years Courthouse Athletic Club Salem, OR (a) 1,589 3,834 - - 1,589 3,834 5,423 (1,555) 1977 12/1/2005 15 to 30 Years CoxHealth Springfield, MO (c) 2,025 3,911 - - 2,025 3,911 5,936 (459) 1990 9/23/2014 7 to 30 Years Crème de la Crème Barrington, IL (a) 1,180 5,939 - - 1,180 5,939 7,119 (447) 2008 5/30/2014 15 to 40 Years Crème de la Crème Chicago, IL (a) 5,057 5,939 - - 5,057 5,939 10,996 (416) 2009 5/30/2014 15 to 40 Years Crème de la Crème Duluth, GA (a) 2,289 4,274 - - 2,289 4,274 6,563 (1,704) 2007 12/23/2008 13 to 48 Years Crème de la Crème Leawood, KS (a) 1,854 3,914 - - 1,854 3,914 5,768 (1,668) 1999 9/29/2005 15 to 30 Years Crème de la Crème Lone Tree, CO (a) 2,020 3,748 - - 2,020 3,748 5,768 (1,534) 1999 9/29/2005 15 to 30 Years Crème de la Crème Mt. Laurel, NJ (a) 1,404 5,655 - - 1,404 5,655 7,059 (1,409) 2007 5/1/2009 13 to 48 Years Crème de la Crème Romeoville, IL (a) 1,684 5,676 - - 1,684 5,676 7,360 (1,297) 2008 11/7/2008 14 to 49 Years Crème de la Crème Warrenville, IL (a) 2,542 3,813 - - 2,542 3,813 6,355 (1,701) 1999 9/29/2005 15 to 30 Years Crème de la Crème Westmont, IL (a) 1,375 5,087 - - 1,375 5,087 6,462 (1,432) 2003 12/28/2005 15 to 40 Years Crown Distributing LLC Arlington, WA (c) 1,860 10,402 - - 1,860 10,402 12,262 (654) 2002 11/21/2014 7 to 40 Years Crunch Fitness Aurora, IL (a) 668 2,615 - 23 668 2,638 3,306 (12) 2006 11/29/2016 9 to 30 Years Crunch Fitness Boise, ID (c) 1,335 4,982 - - 1,335 4,982 6,317 - 2001 12/28/2016 8 to 30 Years Crunch Fitness Boise, ID (c) 823 3,178 - - 823 3,178 4,001 - 2003 12/28/2016 10 to 40 Years Crunch Fitness Eagle, ID (c) 1,428 5,591 - - 1,428 5,591 7,019 - 1999 12/28/2016 10 to 30 Years Crunch Fitness Meridian, ID (c) 840 2,950 - - 840 2,950 3,790 - 1993 12/28/2016 8 to 30 Years C-Store (GPM Investments, LLC) Allegan, MI (c) 392 224 - - 392 224 616 (15) 1965 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Alma, MI (c) 235 437 - - 235 437 672 (14) 2006 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Alpena, MI (c) 392 336 - - 392 336 728 (14) 1998 5/19/2016 17 to 40 Years C-Store (GPM Investments, LLC) Alpena, MI (c) 471 561 - - 471 561 1,032 (18) 1999 5/19/2016 17 to 40 Years C-Store (GPM Investments, LLC) Burton, MI (c) 336 1,323 - - 336 1,323 1,659 (34) 1969 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Cadillac, MI (c) 370 404 - - 370 404 774 (17) 1971 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Cedar Springs, MI (c) 191 348 - - 191 348 539 (12) 1965 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Charlotte, MI (c) 224 157 - - 224 157 381 (10) 1968 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Coldwater, MI (c) 258 135 - - 258 135 393 (9) 1960 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Connersville, IN (c) 336 179 - - 336 179 515 (10) 1993 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Coopersville, MI (c) 998 572 - - 998 572 1,570 (27) 1968 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Eaton Rapids, MI (c) 291 448 - - 291 448 739 (18) 1945 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Edmore, MI (c) 729 774 - - 729 774 1,503 (34) 1999 5/19/2016 17 to 40 Years C-Store (GPM Investments, LLC) Frankfort, IN (c) 258 202 - - 258 202 460 (11) 1970 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Franklin, IN (c) 303 213 - - 303 213 516 (11) 1969 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Freeland, MI (c) 336 437 - - 336 437 773 (17) 1962 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Fremont, MI (c) 269 269 - - 269 269 538 (13) 1971 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Grand Haven, MI (c) 661 628 - - 661 628 1,289 (24) 1992 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Grand Rapids, MI (c) 224 123 - - 224 123 347 (7) 1957 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Grayling, MI (c) 2,052 549 - - 2,052 549 2,601 (40) 1988 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Greenville, MI (c) 437 628 - 194 437 822 1,259 (23) 1968 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Hastings, MI (c) 392 437 - 190 392 627 1,019 (22) 1964 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Hillsdale, MI (c) 325 157 - - 325 157 482 (10) 1968 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Holland, MI (c) 235 325 - - 235 325 560 (12) 1957 5/19/2016 17 to 30 Years

C-Store (GPM Investments, LLC) Indianapolis, IN (c) 426 191 - - 426 191 617 (12) 1973 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Indianapolis, IN (c) 325 157 - - 325 157 482 (9) 1945 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Indianapolis, IN (c) 247 146 - - 247 146 393 (8) 1972 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Ithaca, MI (c) 538 381 - - 538 381 919 (20) 1994 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Jackson, MI (c) 684 1,188 - - 684 1,188 1,872 (38) 1963 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Jackson, MI (c) 908 1,132 - - 908 1,132 2,040 (45) 1969 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Jackson, MI (c) 247 179 - - 247 179 426 (11) 1965 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Lansing, MI (c) 336 168 - - 336 168 504 (13) 1978 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Lansing, MI (c) 269 179 - - 269 179 448 (10) 1965 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Marquette, MI (c) 404 146 - - 404 146 550 (9) 1968 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Mason, MI (c) 258 157 - - 258 157 415 (10) 1971 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Menominee, MI (c) 235 179 - - 235 179 414 (10) 1966 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Merrillville, IN (c) 303 247 - - 303 247 550 (13) 1973 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Midland, MI (c) 314 135 - - 314 135 449 (10) 1960 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Midland, MI (c) 191 67 - - 191 67 258 (6) 1962 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Monticello, IN (c) 235 202 - - 235 202 437 (11) 1970 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Muncie, IN (c) 448 135 - - 448 135 583 (12) 1983 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Muskegon, MI (c) 605 650 - - 605 650 1,255 (25) 1959 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Muskegon, MI (c) 291 471 - - 291 471 762 (18) 1964 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Norton Shores, MI (c) 325 291 - - 325 291 616 (15) 1962 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Plainwell, MI (c) 785 235 - - 785 235 1,020 (22) 1998 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Rushville, IN (c) 179 112 - - 179 112 291 (7) 1978 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Saginaw, MI (c) 1,177 594 - - 1,177 594 1,771 (31) 1989 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Saginaw, MI (c) 224 135 - - 224 135 359 (8) 1960 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Saginaw, MI (c) 359 191 - - 359 191 550 (9) 1969 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Sault Ste Marie, MI (c) 1,760 561 - - 1,760 561 2,321 (36) 1993 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Scottville, MI (c) 235 404 - - 235 404 639 (16) 1959 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Sparta, MI (c) 291 650 - - 291 650 941 (20) 1993 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Spring Lake, MI (c) 247 325 - 190 247 515 762 (16) 1964 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) St Johns, MI (c) 460 706 - - 460 706 1,166 (27) 2011 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Stevensville, MI (c) 482 191 - - 482 191 673 (16) 1960 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Swartz Creek, MI (c) 213 460 - - 213 460 673 (15) 1952 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Three Rivers, MI (c) 1,256 1,401 - - 1,256 1,401 2,657 (55) 1982 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Traverse City, MI (c) 482 179 - - 482 179 661 (9) 1971 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Wyoming, MI (c) 314 448 - - 314 448 762 (14) 1958 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Zeeland, MI (c) 213 426 - - 213 426 639 (13) 1989 5/19/2016 17 to 30 Years C-Store (GPM Investments, LLC) Altavista, VA (c) 358 1,401 - - 358 1,401 1,759 (84) 1981 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Altavista, VA (c) 467 745 - - 467 745 1,212 (54) 1984 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Beattyville, KY (c) 278 795 - - 278 795 1,073 (51) 1981 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Bedford, VA (c) 258 818 - - 258 818 1,076 (53) 1997 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Blairs, VA (c) 318 636 - - 318 636 954 (42) 1987 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Campton, KY (c) 189 735 - - 189 735 924 (47) 1996 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Carlisle, KY (c) 209 586 - - 209 586 795 (40) 1989 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Carlisle, KY (c) 298 874 - - 298 874 1,172 (61) 2005 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Clay City, KY (c) 397 884 - - 397 884 1,281 (72) 2002 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Cynthiana, KY (c) 119 596 - - 119 596 715 (37) 1985 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Daleville, VA (c) 467 616 - - 467 616 1,083 (48) 1989 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Danville, VA (c) 348 477 - - 348 477 825 (37) 1989 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Flemingsburg, KY (c) 1,073 1,212 - - 1,073 1,212 2,285 (96) 1997 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Forest, VA (c) 248 834 - - 248 834 1,082 (54) 1995 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Georgetown, KY (c) 725 805 - - 725 805 1,530 (62) 1989 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Georgetown, KY (c) 815 934 - - 815 934 1,749 (70) 1998 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Gretna, VA (c) 268 798 - - 268 798 1,066 (56) 1978 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Gretna, VA (c) 159 1,083 - - 159 1,083 1,242 (65) 1996 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Harrodsburg, KY (c) 229 824 - - 229 824 1,053 (53) 1973 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Hazard, KY (c) 288 805 - - 288 805 1,093 (52) 1991 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Hurt, VA (c) 685 1,023 - - 685 1,023 1,708 (80) 1973 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Irvine, KY (c) 219 666 - - 219 666 885 (48) 1987 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Jackson, KY (c) 417 765 - - 417 765 1,182 (53) 1982 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Lynchburg, VA (c) 467 1,391 - - 467 1,391 1,858 (85) 2006 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Lynchburg, VA (c) 278 699 - - 278 699 977 (42) 1967 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Lynchburg, VA (c) 517 1,142 - - 517 1,142 1,659 (77) 2000 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Madison Heights, VA (c) 268 417 - - 268 417 685 (31) 1983 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) McKee, KY (c) 119 973 - - 119 973 1,092 (55) 1983 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Moneta, VA (c) 437 934 - - 437 934 1,371 (71) 1999 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Mt Sterling, KY (c) 1,103 1,103 - - 1,103 1,103 2,206 (90) 2000 6/30/2015 15 to 30 Years

C-Store (GPM Investments, LLC) Paris, KY (c) 129 636 - - 129 636 765 (39) 1988 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Paris, KY (c) 209 576 - - 209 576 785 (40) 1992 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Roanoke, VA (c) 238 497 - - 238 497 735 (32) 1988 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Roanoke, VA (c) 616 534 - - 616 534 1,150 (46) 1988 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Roanoke, VA (c) 397 785 - - 397 785 1,182 (54) 1986 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Roanoke, VA (c) 397 685 - - 397 685 1,082 (49) 1997 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Rustburg, VA (c) 527 775 - - 527 775 1,302 (64) 1990 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Salem, VA (c) 209 576 - - 209 576 785 (40) 1970 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Salem, VA (c) 646 517 - - 646 517 1,163 (44) 1987 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Salem, VA (c) 387 1,172 - - 387 1,172 1,559 (74) 1973 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) South Boston, VA (c) 378 705 - - 378 705 1,083 (45) 1988 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) South Boston, VA (c) 407 834 - - 407 834 1,241 (54) 1983 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) South Boston, VA (c) 894 1,232 - - 894 1,232 2,126 (88) 1997 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) South Boston, VA (c) 368 517 - - 368 517 885 (43) 1997 6/30/2015 15 to 30 Years C-Store (GPM Investments, LLC) Winchester, KY (c) 755 775 - - 755 775 1,530 (63) 1981 6/30/2015 15 to 30 Years C-Store (Irving Oil Marketing, Inc.) Ashland, NH (c) 398 157 - - 398 157 555 (53) 1970 6/28/2012 15 to 20 Years C-Store (Irving Oil Marketing, Inc.) Auburn, ME (c) 371 444 - - 371 444 815 (94) 1996 6/28/2012 15 to 30 Years C-Store (Irving Oil Marketing, Inc.) Auburn, ME (c) 287 222 - - 287 222 509 (67) 1968 6/28/2012 15 to 20 Years C-Store (Irving Oil Marketing, Inc.) Augusta, ME (c) 318 322 - - 318 322 640 (69) 1997 6/28/2012 15 to 28 Years C-Store (Irving Oil Marketing, Inc.) Bangor, ME (c) 327 141 - - 327 141 468 (75) 1973 6/28/2012 15 to 15 Years C-Store (Irving Oil Marketing, Inc.) Bartlett, NH (c) 325 399 - - 325 399 724 (85) 1998 6/28/2012 15 to 32 Years C-Store (Irving Oil Marketing, Inc.) Barton, VT (c) 307 609 - - 307 609 916 (69) 1975 1/24/2014 14 to 40 Years C-Store (Irving Oil Marketing, Inc.) Belmont, NH (c) 315 218 - - 315 218 533 (45) 1969 1/24/2014 14 to 30 Years C-Store (Irving Oil Marketing, Inc.) Belmont, NH (c) 524 879 - - 524 879 1,403 (144) 2002 1/24/2014 14 to 30 Years C-Store (Irving Oil Marketing, Inc.) Berlin, NH (c) 387 317 - - 387 317 704 (97) 1991 6/28/2012 15 to 22 Years C-Store (Irving Oil Marketing, Inc.) Brewer, ME (c) 238 260 - - 238 260 498 (73) 1967 6/28/2012 15 to 25 Years C-Store (Irving Oil Marketing, Inc.) Bucksport, ME (c) 1,203 587 - - 1,203 587 1,790 (105) 1995 1/24/2014 14 to 40 Years C-Store (Irving Oil Marketing, Inc.) Calais, ME (c) 187 213 - - 187 213 400 (68) 1968 6/28/2012 15 to 20 Years C-Store (Irving Oil Marketing, Inc.) Concord, NH (c) 260 330 - - 260 330 590 (78) 1988 6/28/2012 15 to 25 Years C-Store (Irving Oil Marketing, Inc.) Freeport, ME (c) 503 343 - - 503 343 846 (84) 1991 6/28/2012 15 to 26 Years C-Store (Irving Oil Marketing, Inc.) Gorham, NH (c) 723 358 - - 723 358 1,081 (126) 1975 6/28/2012 15 to 18 Years C-Store (Irving Oil Marketing, Inc.) Grandtham, NH (c) 576 394 - - 576 394 970 (80) 1989 1/24/2014 14 to 30 Years C-Store (Irving Oil Marketing, Inc.) Hampden, ME (c) 987 424 - - 987 424 1,411 (139) 1997 1/24/2014 14 to 30 Years C-Store (Irving Oil Marketing, Inc.) Harrington, ME (c) 331 459 - - 331 459 790 (113) 1992 6/28/2012 15 to 32 Years C-Store (Irving Oil Marketing, Inc.) Keene, NH (c) 553 289 - - 553 289 842 (60) 1960 1/24/2014 14 to 30 Years C-Store (Irving Oil Marketing, Inc.) Laconia, NH (c) 411 770 - - 411 770 1,181 (117) 1998 1/24/2014 14 to 30 Years C-Store (Irving Oil Marketing, Inc.) Lewiston, ME (c) 460 341 - - 460 341 801 (97) 1994 6/28/2012 15 to 28 Years C-Store (Irving Oil Marketing, Inc.) Madison, ME (c) 130 410 - - 130 410 540 (89) 1988 6/28/2012 15 to 25 Years C-Store (Irving Oil Marketing, Inc.) Manchester, ME (c) 279 285 - - 279 285 564 (88) 1990 6/28/2012 15 to 20 Years C-Store (Irving Oil Marketing, Inc.) Newport, NH (c) 519 581 - - 519 581 1,100 (132) 1998 6/28/2012 15 to 30 Years C-Store (Irving Oil Marketing, Inc.) Oakfield, ME (c) 273 229 - - 273 229 502 (78) 1993 6/28/2012 15 to 25 Years C-Store (Irving Oil Marketing, Inc.) Paris, ME (c) 139 153 - - 139 153 292 (55) 1954 6/28/2012 15 to 17 Years C-Store (Irving Oil Marketing, Inc.) Presque Isle, ME (c) 708 390 - - 708 390 1,098 (107) 1995 1/24/2014 14 to 30 Years C-Store (Irving Oil Marketing, Inc.) Raymond, NH (c) 1,722 430 - - 1,722 430 2,152 (160) 1986 1/24/2014 14 to 20 Years C-Store (Irving Oil Marketing, Inc.) Rockland, ME (c) 211 303 - - 211 303 514 (67) 1984 6/28/2012 15 to 28 Years C-Store (Irving Oil Marketing, Inc.) Sanford, ME (c) 807 579 - - 807 579 1,386 (122) 1997 6/28/2012 15 to 28 Years C-Store (Irving Oil Marketing, Inc.) Sherman Mills, ME (c) 259 163 - - 259 163 422 (63) 1974 6/28/2012 15 to 20 Years C-Store (Irving Oil Marketing, Inc.) South Portland, ME (c) 661 194 - - 661 194 855 (91) 1970 6/28/2012 15 to 15 Years C-Store (Irving Oil Marketing, Inc.) South Portland, ME (c) 448 593 - - 448 593 1,041 (81) 1970 1/24/2014 14 to 40 Years C-Store (Irving Oil Marketing, Inc.) Waldoboro, ME (c) 1,450 834 - - 1,450 834 2,284 (157) 1996 1/24/2014 14 to 40 Years C-Store (Irving Oil Marketing, Inc.) Wiscasset, ME (c) 1,305 538 - - 1,305 538 1,843 (160) 1992 1/24/2014 14 to 30 Years C-Store (Irving Oil Marketing, Inc.) Yarmouth, ME (c) 950 278 - - 950 278 1,228 (78) 1990 1/24/2014 14 to 40 Years C-Store (Jordan Oil Company of the Carolinas, Inc) Asheville, NC (a) 278 776 - 168 278 944 1,222 (180) 2000 1/1/2014 8 to 29 Years C-Store (Jordan Oil Company of the Carolinas, Inc) Asheville, NC (a) 247 497 - 87 247 584 831 (121) 1986 1/1/2014 8 to 29 Years C-Store (Jordan Oil Company of the Carolinas, Inc) Honea Path, SC (a) 1,268 1,134 - 175 1,268 1,309 2,577 (367) 1996 1/1/2014 8 to 29 Years C-Store (Jordan Oil Company of the Carolinas, Inc) Inman, SC (a) 2,183 897 - 165 2,183 1,062 3,245 (527) 1994 5/8/2013 8 to 29 Years C-Store (Jordan Oil Company of the Carolinas, Inc) Laurens, SC (a) 505 622 - 118 505 740 1,245 (178) 1992 1/1/2014 8 to 29 Years C-Store (Jordan Oil Company of the Carolinas, Inc) Murphy, NC (a) 489 298 - 49 489 347 836 (94) 1965 5/8/2013 8 to 19 Years C-Store (Jordan Oil Company of the Carolinas, Inc) Roebuck, SC (a) 708 818 - 152 708 970 1,678 (241) 1992 1/1/2014 8 to 29 Years C-Store (Jordan Oil Company of the Carolinas, Inc) Summerville, SC (a) 1,317 1,459 (151) 208 1,166 1,667 2,833 (309) 2001 5/8/2013 8 to 29 Years C-Store (Mountain Express Oil Company Southeast, LLC) Anniston, AL (c) 490 210 - - 490 210 700 (14) 1960 7/11/2016 15 to 20 Years C-Store (Mountain Express Oil Company Southeast, LLC) Auburn, AL (c) 2,188 945 - 85 2,188 1,030 3,218 (47) 2001 7/11/2016 15 to 40 Years C-Store (Mountain Express Oil Company Southeast, LLC) Greenville, AL (c) 1,278 490 - - 1,278 490 1,768 (34) 1991 7/11/2016 15 to 30 Years C-Store (Mountain Express Oil Company Southeast, LLC) Lagrange, GA (c) 1,033 368 - - 1,033 368 1,401 (22) 1972 7/11/2016 15 to 20 Years C-Store (Mountain Express Oil Company Southeast, LLC) Lanett, AL (c) 788 350 - - 788 350 1,138 (22) 1975 7/11/2016 15 to 20 Years C-Store (Mountain Express Oil Company Southeast, LLC) Lincoln, AL (c) 1,785 1,312 - 2 1,785 1,314 3,099 (50) 2001 7/11/2016 15 to 40 Years

C-Store (Mountain Express Oil Company Southeast, LLC) Montgomery, AL (c) 648 228 - - 648 228 876 (16) 1965 7/11/2016 15 to 20 Years C-Store (Mountain Express Oil Company Southeast, LLC) Panama City, FL (c) 630 298 - - 630 298 928 (17) 1951 7/11/2016 15 to 20 Years C-Store (Mountain Express Oil Company Southeast, LLC) Prattville, AL (c) 1,978 735 - - 1,978 735 2,713 (36) 1995 7/11/2016 15 to 30 Years C-Store (Mountain Express Oil Company Southeast, LLC) Ragland, AL (c) 385 595 - - 385 595 980 (15) 1986 7/11/2016 15 to 30 Years C-Store (Mountain Express Oil Company Southeast, LLC) Sumiton, AL (c) 1,138 420 - - 1,138 420 1,558 (28) 1970 7/11/2016 15 to 20 Years C-Store (Mountain Express Oil Company Southeast, LLC) Sylacauga, AL (c) 560 438 - - 560 438 998 (20) 1948 7/11/2016 15 to 20 Years C-Store (Mountain Express Oil Company Southeast, LLC) Valley, AL (c) 280 368 - - 280 368 648 (14) 1955 7/11/2016 15 to 20 Years C-Store (SB Gas and Wash Management, Inc.) Apple Valley, CA (c) 782 662 - - 782 662 1,444 (251) 1985 5/2/2014 10 to 15 Years C-Store (SB Gas and Wash Management, Inc.) Fallon, NV (c) 1,262 1,321 - - 1,262 1,321 2,583 (177) 1985 10/31/2014 15 to 40 Years C-Store (SB Gas and Wash Management, Inc.) Fremont, CA (c) 1,905 361 - - 1,905 361 2,266 (78) 1990 10/31/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Gresham, OR (c) 879 643 - - 879 643 1,522 (92) 1990 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Huntington Beach, CA (c) 2,035 155 - - 2,035 155 2,190 (77) 1962 10/31/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Huntington Park, CA (c) 1,909 891 - - 1,909 891 2,800 (202) 1947 5/2/2014 15 to 20 Years C-Store (SB Gas and Wash Management, Inc.) Inglewood, CA (c) 1,053 635 - 30 1,053 665 1,718 (75) 1995 6/4/2014 15 to 40 Years C-Store (SB Gas and Wash Management, Inc.) Kent, WA (c) 1,450 381 - - 1,450 381 1,831 (82) 1987 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Long Beach, CA (c) 1,049 635 - - 1,049 635 1,684 (96) 1959 5/2/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Los Angeles, CA (c) 2,178 504 - - 2,178 504 2,682 (154) 1963 5/2/2014 15 to 20 Years C-Store (SB Gas and Wash Management, Inc.) Montclair, CA (c) 4,957 4,136 - 375 4,957 4,511 9,468 (581) 1989 10/31/2014 15 to 40 Years C-Store (SB Gas and Wash Management, Inc.) Ontario, CA (c) 1,307 1,307 - - 1,307 1,307 2,614 (163) 1964 5/2/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Oxnard, CA (c) 1,330 950 - 363 1,330 1,313 2,643 (165) 1966 6/27/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Oxnard, CA (c) 2,284 3,620 - - 2,284 3,620 5,904 (293) 2003 9/9/2014 15 to 40 Years C-Store (SB Gas and Wash Management, Inc.) Pomona, CA (c) 1,551 839 - 127 1,551 966 2,517 (143) 1967 5/2/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Pomona, CA (c) 1,078 864 - - 1,078 864 1,942 (111) 1999 6/4/2014 15 to 40 Years C-Store (SB Gas and Wash Management, Inc.) Portland, OR (c) 516 272 - - 516 272 788 (45) 1991 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Prosser, WA (c) 245 444 - - 245 444 689 (56) 1985 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Reseda, CA (c) 2,064 1,013 - - 2,064 1,013 3,077 (132) 1997 5/2/2014 15 to 40 Years C-Store (SB Gas and Wash Management, Inc.) Reseda, CA (c) 2,422 605 - - 2,422 605 3,027 (149) 1997 5/2/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Salem, OR (c) 879 281 - - 879 281 1,160 (96) 1991 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) San Francisco, CA (c) 1,604 82 - - 1,604 82 1,686 (41) 1980 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Shoreline, WA (c) 516 172 - - 516 172 688 (27) 1955 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Stanton, CA (c) 985 566 - - 985 566 1,551 (78) 1966 10/31/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Tacoma, WA (c) 326 290 - - 326 290 616 (46) 1987 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Temple City, CA (c) 948 544 - 134 948 678 1,626 (88) 1955 5/2/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Union Gap, WA (c) 417 272 - - 417 272 689 (48) 1983 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Vallejo, CA (c) 2,923 2,904 - - 2,923 2,904 5,827 (360) 1970 10/31/2014 15 to 40 Years C-Store (SB Gas and Wash Management, Inc.) Ventura, CA (c) 2,473 909 - 169 2,473 1,078 3,551 (183) 1971 5/2/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Ventura, CA (c) 2,274 641 - - 2,274 641 2,915 (295) 1971 5/2/2014 10 to 15 Years C-Store (SB Gas and Wash Management, Inc.) Vista, CA (c) 1,745 497 - - 1,745 497 2,242 (92) 1987 10/31/2014 15 to 40 Years C-Store (SB Gas and Wash Management, Inc.) Waitsburg, WA (c) 190 344 - - 190 344 534 (45) 1980 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Woodburn, OR (c) 942 616 - - 942 616 1,558 (107) 1985 10/28/2014 15 to 30 Years C-Store (SB Gas and Wash Management, Inc.) Yakima, WA (c) 462 317 - - 462 317 779 (46) 1989 10/28/2014 15 to 30 Years C-Store (Silver Spring Fuel, LLC) Marshfield, MO (c) 615 811 - - 615 811 1,426 (34) 1987 3/31/2016 18 to 30 Years C-Store (Silver Spring Fuel, LLC) Springfield, MO (c) 431 732 - 86 431 818 1,249 (32) 1988 3/31/2016 18 to 30 Years C-Store (Silver Spring Fuel, LLC) Springfield, MO (c) 562 1,007 - - 562 1,007 1,569 (40) 1989 3/31/2016 18 to 30 Years C-Store (Silver Spring Fuel, LLC) Springfield, MO (c) 327 732 - - 327 732 1,059 (28) 1987 3/31/2016 18 to 30 Years C-Store (SM Trading Corporation) Cleveland, MO (c) 701 894 - - 701 894 1,595 (133) 1994 11/18/2014 15 to 20 Years C-Store (SM Trading Corporation) Kansas City, MO (c) 925 1,027 - - 925 1,027 1,952 (108) 1996 11/18/2014 15 to 30 Years C-Store (SM Trading Corporation) Kearney, MO (c) 529 925 - - 529 925 1,454 (91) 2001 11/18/2014 15 to 30 Years C-Store (SM Trading Corporation) Lebo, KS (c) 1,951 762 - - 1,951 762 2,713 (144) 1976 11/18/2014 15 to 20 Years C-Store (Supermesa Fuel & Merc, LLC) Cave Creek, AZ (c) 2,711 2,201 - - 2,711 2,201 4,912 (927) 1998 7/2/2007 15 to 40 Years C-Store (Supermesa Fuel & Merc, LLC) Phoenix, AZ (c) 2,243 4,243 - - 2,243 4,243 6,486 (1,621) 2001 7/2/2007 15 to 40 Years C-Store (Supermesa Fuel & Merc, LLC) Scottsdale, AZ (c) 4,416 2,384 - - 4,416 2,384 6,800 (1,096) 2000 7/2/2007 15 to 40 Years C-Store (Supermesa Fuel & Merc, LLC) Scottsdale, AZ (c) 2,765 2,196 - - 2,765 2,196 4,961 (1,006) 1995 7/2/2007 15 to 40 Years C-Store (Supermesa Fuel & Merc, LLC) Scottsdale, AZ (c) 5,123 2,683 - - 5,123 2,683 7,806 (1,563) 1991 7/2/2007 15 to 40 Years C-Store (Supermesa Fuel & Merc, LLC) Scottsdale, AZ (c) 3,437 2,373 - - 3,437 2,373 5,810 (1,383) 1996 7/2/2007 15 to 40 Years C-Store (Town Star Holdings, LLC) Apopka, FL (c) 1,357 748 - - 1,357 748 2,105 (99) 1997 10/28/2015 15 to 30 Years C-Store (Town Star Holdings, LLC) Belle Glade, FL (c) 978 1,184 - - 978 1,184 2,162 (101) 1960 10/30/2014 15 to 40 Years C-Store (Town Star Holdings, LLC) Belle Isle, FL (c) 908 738 - - 908 738 1,646 (67) 1996 10/27/2015 15 to 30 Years C-Store (Town Star Holdings, LLC) Fort Pierce, FL (c) 1,064 1,659 - - 1,064 1,659 2,723 (164) 1977 10/30/2014 15 to 40 Years C-Store (Town Star Holdings, LLC) Fort Pierce, FL (c) 681 1,404 - - 681 1,404 2,085 (125) 1989 10/30/2014 15 to 40 Years C-Store (Town Star Holdings, LLC) Jacksonville, FL (c) 2,285 1,537 - - 2,285 1,537 3,822 (159) 2010 10/28/2015 15 to 40 Years C-Store (Town Star Holdings, LLC) Kissimmee, FL (c) 2,115 1,602 - - 2,115 1,602 3,717 (112) 2006 10/27/2015 15 to 40 Years C-Store (Town Star Holdings, LLC) Okeechobee, FL (c) 468 936 - - 468 936 1,404 (88) 1976 10/30/2014 15 to 40 Years C-Store (Town Star Holdings, LLC) Okeechobee, FL (c) 808 1,191 - - 808 1,191 1,999 (129) 1984 10/30/2014 15 to 40 Years C-Store (Town Star Holdings, LLC) Okeechobee, FL (c) 386 1,764 - - 386 1,764 2,150 (129) 1975 10/30/2014 15 to 40 Years C-Store (Town Star Holdings, LLC) Okeechobee, FL (c) 558 1,024 - - 558 1,024 1,582 (93) 1986 10/30/2014 15 to 40 Years

C-Store (Town Star Holdings, LLC) Orlando, FL (c) 1,397 1,028 - - 1,397 1,028 2,425 (109) 1990 10/29/2015 15 to 30 Years C-Store (US Investment Group, Inc.) Apopka, FL (c) 477 389 - - 477 389 866 (76) 1989 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Kissimmee, FL (c) 759 1,060 - 13 759 1,073 1,832 (208) 2005 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Oakland, FL (c) 1,303 1,109 - - 1,303 1,109 2,412 (265) 2002 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Orlando, FL (c) 1,167 982 - - 1,167 982 2,149 (211) 2001 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Orlando, FL (c) 1,080 798 - - 1,080 798 1,878 (158) 2001 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Orlando, FL (c) 1,303 496 - - 1,303 496 1,799 (133) 1994 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Orlando, FL (c) 973 350 - - 973 350 1,323 (119) 1991 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Orlando, FL (c) 1,128 496 - - 1,128 496 1,624 (139) 1995 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Orlando, FL (c) 1,644 1,829 - - 1,644 1,829 3,473 (264) 2000 12/19/2013 15 to 40 Years C-Store (US Investment Group, Inc.) Orlando, FL (c) 1,255 1,333 - - 1,255 1,333 2,588 (240) 2001 12/19/2013 15 to 40 Years C-Store (US Investment Group, Inc.) Oviedo, FL (c) 1,556 982 - - 1,556 982 2,538 (240) 2002 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Oviedo, FL (c) 973 798 - - 973 798 1,771 (175) 1995 12/19/2013 15 to 30 Years C-Store (US Investment Group, Inc.) Winter Park, FL (c) 992 1,021 - - 992 1,021 2,013 (170) 2004 12/19/2013 15 to 40 Years C-Store (Wawa, Inc.) Hockessin, DE (c) 1,921 2,477 - - 1,921 2,477 4,398 (346) 2001 7/17/2013 8 to 46 Years C-Store (Wawa, Inc.) Manahawkin, NJ (c) 3,258 1,954 - - 3,258 1,954 5,212 (586) 2001 7/17/2013 8 to 46 Years C-Store (Wawa, Inc.) Narberth, PA (c) 1,812 3,163 - - 1,812 3,163 4,975 (312) 2006 7/17/2013 8 to 46 Years C-Store (White Oak Station, LLC) Bergman, AR (c) 404 549 - - 404 549 953 (9) 1996 9/30/2016 14 to 40 Years C-Store (White Oak Station, LLC) Berryville, AR (c) 314 381 - - 314 381 695 (6) 1996 9/30/2016 14 to 40 Years C-Store (White Oak Station, LLC) Branson, MO (c) 605 818 - - 605 818 1,423 (13) 1993 9/30/2016 15 to 30 Years C-Store (White Oak Station, LLC) Branson, MO (c) 1,177 1,199 - - 1,177 1,199 2,376 (20) 1999 9/30/2016 12 to 40 Years C-Store (White Oak Station, LLC) Butler, MO (c) 919 1,076 - - 919 1,076 1,995 (20) 1996 9/30/2016 15 to 30 Years C-Store (White Oak Station, LLC) Clinton, MO (c) 291 404 - - 291 404 695 (7) 1960 9/30/2016 15 to 30 Years C-Store (White Oak Station, LLC) Fayetteville, AR (c) 986 897 - - 986 897 1,883 (18) 1996 9/30/2016 11 to 30 Years C-Store (White Oak Station, LLC) Fayetteville, AR (c) 1,760 953 - - 1,760 953 2,713 (14) 1996 9/30/2016 16 to 40 Years C-Store (White Oak Station, LLC) Forsyth, MO (c) 370 572 - - 370 572 942 (9) 1950 9/30/2016 14 to 30 Years C-Store (White Oak Station, LLC) Harrison, AR (c) 2,309 2,040 - - 2,309 2,040 4,349 (45) 1996 9/30/2016 15 to 30 Years C-Store (White Oak Station, LLC) Harrison, AR (c) 235 202 - - 235 202 437 (4) 1971 9/30/2016 17 to 30 Years C-Store (White Oak Station, LLC) Harrison, AR (c) 224 717 - - 224 717 941 (9) 1980 9/30/2016 12 to 30 Years C-Store (White Oak Station, LLC) Harrison, AR (c) 673 471 - - 673 471 1,144 (8) 1985 9/30/2016 14 to 30 Years C-Store (White Oak Station, LLC) Harrison, AR (c) 392 336 - - 392 336 728 (8) 1982 9/30/2016 12 to 30 Years C-Store (White Oak Station, LLC) Harrison, AR (c) 594 482 - - 594 482 1,076 (8) 1981 9/30/2016 16 to 40 Years C-Store (White Oak Station, LLC) Huntsville, AR (c) 359 504 - - 359 504 863 (8) 2003 9/30/2016 15 to 40 Years C-Store (White Oak Station, LLC) Lead Hill, AR (c) 258 1,054 - - 258 1,054 1,312 (12) 1974 9/30/2016 15 to 30 Years C-Store (White Oak Station, LLC) Mountain Home, AR (c) 224 493 - 2 224 495 719 (6) 1991 9/30/2016 12 to 40 Years C-Store (White Oak Station, LLC) Neosho, MO (c) 504 628 - - 504 628 1,132 (10) 2002 9/30/2016 14 to 40 Years C-Store (White Oak Station, LLC) Ridgedale, MO (c) 1,199 1,177 - - 1,199 1,177 2,376 (20) 1995 9/30/2016 13 to 30 Years C-Store (White Oak Station, LLC) Springdale, AR (c) 2,119 1,401 - 157 2,119 1,558 3,677 (25) 2010 9/30/2016 17 to 40 Years C-Store (White Oak Station, LLC) Yellville, AR (c) 269 740 - - 269 740 1,009 (10) 1984 9/30/2016 13 to 30 Years Curacao Fountain Valley, CA (c) 9,470 13,326 - - 9,470 13,326 22,796 (1,168) 1968 12/30/2014 11 to 30 Years CVS Alpharetta, GA (b) 968 2,614 - - 968 2,614 3,582 (300) 1998 7/17/2013 5 to 40 Years CVS Amarillo, TX (c) 916 2,747 - - 916 2,747 3,663 (275) 1994 7/17/2013 20 to 20 Years CVS Atlanta, GA (b) 1,316 2,266 - - 1,316 2,266 3,582 (277) 2006 7/17/2013 14 to 42 Years CVS Azle, TX (b) 1,213 3,504 - - 1,213 3,504 4,717 (340) 2008 7/17/2013 15 to 43 Years CVS Carrolton, TX (c) 945 1,967 - - 945 1,967 2,912 (219) 1995 7/17/2013 1 to 39 Years CVS Clinton, NY (c) 1,050 2,090 - - 1,050 2,090 3,140 (269) 2005 7/17/2013 11 to 42 Years CVS Columbia, TN (c) 842 1,864 - - 842 1,864 2,706 (235) 1997 7/17/2013 4 to 37 Years CVS Columbia, TN (c) 1,109 1,683 - - 1,109 1,683 2,792 (220) 1997 7/17/2013 4 to 41 Years CVS Florence, SC (b) 744 2,070 - - 744 2,070 2,814 (237) 1998 7/17/2013 5 to 39 Years CVS Glenville Scotia, NY (c) 1,314 3,964 - - 1,314 3,964 5,278 (431) 2006 7/17/2013 12 to 43 Years CVS Gulfport, MS (c) 441 4,208 - - 441 4,208 4,649 (417) 2000 7/17/2013 12 to 40 Years CVS Hamilton, OH (c) 738 2,429 - - 738 2,429 3,167 (288) 1998 7/17/2013 5 to 39 Years CVS Indianapolis, IN (b) 860 2,754 - - 860 2,754 3,614 (328) 1998 7/17/2013 10 to 40 Years CVS Indianapolis, IN (b) 733 2,882 - - 733 2,882 3,615 (333) 1997 7/17/2013 10 to 38 Years CVS Kissimmee, FL (c) 1,508 2,153 - - 1,508 2,153 3,661 (284) 1995 7/17/2013 2 to 40 Years CVS Lake Worth, TX (c) 1,044 1,817 - - 1,044 1,817 2,861 (282) 1996 7/17/2013 2 to 30 Years CVS Lincoln, IL (b) 444 3,043 - - 444 3,043 3,487 (334) 2007 7/17/2013 11 to 43 Years CVS Madison, MS (c) 745 3,323 - - 745 3,323 4,068 (358) 2004 7/17/2013 11 to 40 Years CVS Maynard, MA (c) 1,683 3,984 - - 1,683 3,984 5,667 (383) 2004 7/17/2013 14 to 42 Years CVS Mechanicville, NY (c) 654 3,120 - - 654 3,120 3,774 (340) 1997 7/17/2013 4 to 38 Years CVS Myrtle Beach, SC (c) 828 4,024 - - 828 4,024 4,852 (414) 2004 7/17/2013 12 to 42 Years CVS New Cumberland, PA (b) 794 2,663 - - 794 2,663 3,457 (291) 2007 7/17/2013 12 to 43 Years CVS Okeechobee, FL (c) 674 5,088 - - 674 5,088 5,762 (661) 2001 7/17/2013 9 to 30 Years CVS Onley, VA (c) 2,530 2,296 - - 2,530 2,296 4,826 (310) 2007 7/17/2013 12 to 43 Years CVS Orlando, FL (c) 781 3,799 - - 781 3,799 4,580 (500) 2005 7/17/2013 10 to 30 Years CVS Portsmouth, OH (c) 354 1,953 - - 354 1,953 2,307 (217) 1997 7/17/2013 5 to 38 Years

CVS Portsmouth, OH (b) 219 2,049 - - 219 2,049 2,268 (206) 1997 7/17/2013 4 to 38 Years CVS Richardson, TX (b) 803 2,575 - - 803 2,575 3,378 (272) 1996 7/17/2013 3 to 40 Years CVS Richland Hills, TX (b) 997 2,951 - - 997 2,951 3,948 (317) 1997 7/17/2013 4 to 40 Years CVS River Oaks, TX (b) 829 2,871 - - 829 2,871 3,700 (331) 1996 7/17/2013 3 to 40 Years CVS St. Augustine, FL (c) 1,048 2,905 - - 1,048 2,905 3,953 (317) 2008 7/17/2013 11 to 42 Years CVS The Colony, TX (c) 1,028 1,769 - - 1,028 1,769 2,797 (202) 1996 7/17/2013 1 to 40 Years CVS Waynesville, NC (c) 1,495 2,365 - - 1,495 2,365 3,860 (269) 2005 7/17/2013 12 to 42 Years CVS Wichita Falls, TX (c) 503 2,530 - - 503 2,530 3,033 (284) 1995 7/17/2013 2 to 40 Years CVS Wichita Falls, TX (c) 528 2,022 - - 528 2,022 2,550 (219) 1995 7/17/2013 1 to 40 Years Dave & Buster's Addison, IL (c) 4,690 6,692 - - 4,690 6,692 11,382 (1,618) 1995 7/17/2013 7 to 24 Years Dave & Buster's Marietta, GA (a) 3,908 8,630 (74) - 3,834 8,630 12,464 (3,373) 1992 7/1/2005 15 to 30 Years Davids Bridal Lenexa, KS (c) 919 2,476 - - 919 2,476 3,395 (270) 2005 7/17/2013 2 to 47 Years Davids Bridal Topeka, KS (c) 542 2,251 - - 542 2,251 2,793 (216) 2006 7/17/2013 3 to 48 Years Davis-Standard Fulton, NY (c) 445 6,113 - 35 445 6,148 6,593 (32) 1983 10/27/2016 7 to 40 Years Davis-Standard Pawcatuck, CT (c) 2,736 9,218 - 36 2,736 9,254 11,990 (76) 1969 10/27/2016 5 to 40 Years Defined Fitness Albuquerque, NM (c) 1,915 3,724 - - 1,915 3,724 5,639 (243) 1995 4/23/2015 15 to 30 Years Defined Fitness Albuquerque, NM (c) 2,391 4,008 - - 2,391 4,008 6,399 (270) 2001 4/23/2015 15 to 30 Years Defined Fitness Albuquerque, NM (c) 4,732 6,845 - - 4,732 6,845 11,577 (394) 1972 4/23/2015 15 to 40 Years Defined Fitness Farmington, NM (c) 2,242 6,696 - - 2,242 6,696 8,938 (341) 1999 4/23/2015 15 to 40 Years Defined Fitness Rio Rancho, NM (c) 1,448 2,172 - - 1,448 2,172 3,620 (152) 1997 4/23/2015 15 to 30 Years Denny's Fountain Hills, AZ (a) 825 561 - - 825 561 1,386 (326) 1995 9/24/2004 15 to 30 Years Denny's Benson, AZ (c) 313 336 - - 313 336 649 (44) 1996 3/20/2015 15 to 20 Years Diagnostic Health Centers of Texas Beaumont, TX (a) 438 1,976 - - 438 1,976 2,414 (222) 1985 3/31/2014 15 to 30 Years Diagnostic Health Centers of Texas Port Arthur, TX (a) 468 2,057 - - 468 2,057 2,525 (230) 1997 3/31/2014 15 to 30 Years Dick's Sporting Goods Pocatello, ID (b) 3,682 10,658 - - 3,682 10,658 14,340 (1,659) 2006 7/17/2013 5 to 38 Years Dillon Tire Lincoln, NE (a) 1,318 1,604 - - 1,318 1,604 2,922 (781) 1972 4/29/2011 11 to 26 Years Dollar General Adair, OK (b) 264 855 - - 264 855 1,119 (88) 2012 10/29/2013 13 to 40 Years Dollar General Alpena, AR (c) 359 600 - - 359 600 959 (61) 2014 12/15/2014 14 to 40 Years Dollar General Altus, OK (b) 315 918 - - 315 918 1,233 (91) 2012 10/29/2013 13 to 40 Years Dollar General Ardmore, TN (c) 950 1,847 - - 950 1,847 2,797 (304) 2005 7/17/2013 8 to 40 Years Dollar General Atoka, OK (b) 466 1,304 - - 466 1,304 1,770 (130) 2012 10/29/2013 13 to 40 Years Dollar General Aztec, NM (c) 548 623 - - 548 623 1,171 (53) 2014 3/31/2015 14 to 40 Years Dollar General Bentonia, MS (a) 227 745 - - 227 745 972 (43) 2014 6/22/2015 13 to 40 Years Dollar General Birch Tree, MO (c) 252 659 - - 252 659 911 (55) 2014 3/31/2015 14 to 40 Years Dollar General Bloomfield, NM (c) 409 663 - - 409 663 1,072 (46) 2015 5/14/2015 14 to 40 Years Dollar General Buckatunna, MS (c) 199 798 - - 199 798 997 (38) 2014 9/24/2015 13 to 40 Years Dollar General Byng, OK (a) 205 646 - - 205 646 851 (37) 2015 7/14/2015 14 to 40 Years Dollar General Cameron, OK (c) 312 710 - - 312 710 1,022 (52) 2014 12/15/2014 14 to 40 Years Dollar General Center Ridge, AR (c) 313 595 - - 313 595 908 (61) 2014 12/15/2014 14 to 40 Years Dollar General Centre, AL (b) 233 767 - - 233 767 1,000 (83) 2011 9/17/2013 12 to 40 Years Dollar General Claremore, OK (b) 243 928 - - 243 928 1,171 (92) 2012 10/29/2013 13 to 40 Years Dollar General Clear Lake, IA (c) 374 760 - - 374 760 1,134 (52) 2015 5/14/2015 14 to 40 Years Dollar General Clovis, NM (c) 311 659 - - 311 659 970 (46) 2015 5/14/2015 14 to 40 Years Dollar General Cowarts, AL (b) 396 836 - - 396 836 1,232 (89) 2011 9/17/2013 12 to 40 Years Dollar General Creal Springs, IL (c) 261 653 - - 261 653 914 (51) 2014 4/27/2015 14 to 40 Years Dollar General Crossville, TN (c) 1,041 1,871 - - 1,041 1,871 2,912 (301) 2006 7/17/2013 7 to 40 Years Dollar General Crossville, TN (b) 264 849 - - 264 849 1,113 (90) 2011 9/17/2013 12 to 40 Years Dollar General Crystal City, TX (b) 295 939 - - 295 939 1,234 (93) 2012 10/29/2013 13 to 40 Years Dollar General De Soto, KS (b) 301 1,049 - - 301 1,049 1,350 (122) 2012 10/29/2013 13 to 40 Years Dollar General Drexel, MO (c) 184 727 - - 184 727 911 (48) 2015 5/14/2015 14 to 40 Years Dollar General Eastaboga, AL (b) 223 937 - - 223 937 1,160 (97) 2011 9/17/2013 12 to 40 Years Dollar General Emporia, KS (b) 292 1,176 - - 292 1,176 1,468 (124) 2012 10/29/2013 13 to 40 Years Dollar General Enterprise, AL (b) 255 803 - - 255 803 1,058 (84) 2011 9/17/2013 12 to 40 Years Dollar General Fruita, CO (b) 255 1,025 - - 255 1,025 1,280 (106) 2012 10/29/2013 13 to 40 Years Dollar General Gore, OK (b) 182 924 - - 182 924 1,106 (98) 2012 10/29/2013 13 to 40 Years Dollar General Hill City, KS (b) 243 815 - - 243 815 1,058 (98) 2012 10/29/2013 13 to 40 Years Dollar General Hobart, OK (b) 230 910 - - 230 910 1,140 (99) 2012 10/29/2013 13 to 40 Years Dollar General Hobbs, NM (b) 405 949 - - 405 949 1,354 (113) 2012 10/29/2013 13 to 40 Years Dollar General Hurley, MS (a) 412 1,084 - - 412 1,084 1,496 (62) 2013 6/22/2015 13 to 40 Years Dollar General Jasper, AL (b) 365 1,052 - - 365 1,052 1,417 (110) 2011 9/17/2013 12 to 40 Years Dollar General Keota, OK (c) 215 687 - - 215 687 902 (55) 2014 12/15/2014 14 to 40 Years Dollar General Ketchum, OK (b) 297 760 - - 297 760 1,057 (96) 2012 10/29/2013 13 to 40 Years Dollar General La Cygne, KS (b) 120 833 - - 120 833 953 (86) 2012 10/29/2013 13 to 40 Years Dollar General La Plata, MO (c) 283 653 - - 283 653 936 (51) 2014 4/27/2015 14 to 40 Years Dollar General Lakeview, IA (c) 251 568 - - 251 568 819 (42) 2015 4/27/2015 14 to 40 Years Dollar General Las Cruces, NM (b) 452 900 - - 452 900 1,352 (104) 2012 10/29/2013 13 to 40 Years

Dollar General Laurel, MS (a) 432 705 - - 432 705 1,137 (48) 2012 6/22/2015 11 to 40 Years Dollar General Livingston, TN (c) 1,073 1,889 - - 1,073 1,889 2,962 (333) 2006 7/17/2013 7 to 40 Years Dollar General Los Lunas, NM (c) 282 740 - - 282 740 1,022 (57) 2015 5/14/2015 14 to 40 Years Dollar General Maben, MS (c) 263 734 - - 263 734 997 (41) 2014 9/24/2015 13 to 40 Years Dollar General Meridian, MS (c) 211 934 - - 211 934 1,145 (43) 2014 9/24/2015 14 to 40 Years Dollar General Okay, OK (b) 200 901 - - 200 901 1,101 (93) 2012 10/29/2013 13 to 40 Years Dollar General Oppelo, AR (a) 354 553 - - 354 553 907 (42) 2015 7/14/2015 14 to 40 Years Dollar General Ord, NE (b) 222 1,010 - - 222 1,010 1,232 (107) 2012 10/29/2013 13 to 40 Years Dollar General Orrville, AL (b) 192 826 - - 192 826 1,018 (95) 2011 9/17/2013 12 to 40 Years Dollar General Pagosa Springs, CO (b) 253 1,031 - - 253 1,031 1,284 (102) 2012 10/29/2013 13 to 40 Years Dollar General Pineville, MO (c) 253 699 - - 253 699 952 (58) 2014 3/31/2015 14 to 40 Years Dollar General Pleasant Hope, MO (c) 263 650 - - 263 650 913 (49) 2014 5/14/2015 14 to 40 Years Dollar General Quinton, OK (c) 245 683 - - 245 683 928 (52) 2014 12/15/2014 14 to 40 Years Dollar General Red Oak, OK (a) 245 675 - - 245 675 920 (37) 2015 7/14/2015 14 to 40 Years Dollar General Rehobeth, AL (b) 259 774 - - 259 774 1,033 (82) 2011 9/17/2013 12 to 40 Years Dollar General Salem, MO (c) 410 778 - - 410 778 1,188 (61) 2015 4/27/2015 14 to 40 Years Dollar General Sand Springs, OK (b) 396 1,039 - - 396 1,039 1,435 (109) 2012 10/29/2013 13 to 40 Years Dollar General Silt, CO (b) 334 894 - - 334 894 1,228 (89) 2012 10/29/2013 13 to 40 Years Dollar General Spiro, OK (b) 263 1,099 - - 263 1,099 1,362 (125) 2012 10/29/2013 13 to 40 Years Dollar General Stigler, OK (b) 610 809 - - 610 809 1,419 (99) 2012 10/29/2013 13 to 40 Years Dollar General Tallassee, AL (b) 141 895 - - 141 895 1,036 (87) 2011 9/17/2013 12 to 40 Years Dollar General Temple, TX (b) 414 897 - - 414 897 1,311 (98) 2012 10/29/2013 13 to 40 Years Dollar General Topeka, KS (b) 313 882 - - 313 882 1,195 (99) 2012 10/29/2013 13 to 40 Years Dollar General Tornillo, TX (b) 255 818 - - 255 818 1,073 (96) 2012 10/29/2013 13 to 40 Years Dollar General Walters, OK (b) 173 1,042 - - 173 1,042 1,215 (105) 2012 10/29/2013 13 to 40 Years Dollar General Western Grove, AR (c) 391 595 - - 391 595 986 (62) 2014 12/15/2014 14 to 40 Years Dollar General Wetumpka, AL (b) 303 784 - - 303 784 1,087 (87) 2011 9/17/2013 12 to 40 Years Dollar General Wilburton, OK (c) 522 887 - - 522 887 1,409 (73) 2014 12/15/2014 14 to 40 Years DOW Emergency Garland, TX (c) 1,256 4,516 - - 1,256 4,516 5,772 (87) 2016 3/30/2016 50 to 50 Years Drive Time Car Sales Gladstone, MO (c) 1,100 774 - - 1,100 774 1,874 (91) 2005 3/11/2015 4 to 40 Years Drive Time Car Sales Independence, MO (c) 1,058 1,297 - - 1,058 1,297 2,355 (321) 1968 11/25/2014 4 to 15 Years Eddie Merlot's Burr Ridge, IL (a) 759 977 16 1,584 775 2,561 3,336 (1,027) 1997 6/25/2004 15 to 30 Years Eddie Merlot's Fort Wayne, IN (a) 989 2,057 - - 989 2,057 3,046 (741) 2001 11/10/2005 15 to 30 Years Eddie Merlot's Indianapolis, IN (a) 1,971 2,295 - - 1,971 2,295 4,266 (645) 2003 11/10/2005 15 to 40 Years El Chico Ardmore, OK (a) 1,332 1,466 (704) (677) 628 789 1,417 (700) 1986 2/26/2007 14 to 30 Years El Chico Arlington, TX (a) 1,301 1,032 - - 1,301 1,032 2,333 (716) 1978 2/26/2007 14 to 20 Years El Chico Little Rock, AR (a) 699 1,700 (344) (592) 355 1,108 1,463 (887) 1972 2/26/2007 14 to 20 Years El Chico Muskogee, OK (a) 968 1,259 (448) (568) 520 691 1,211 (663) 1984 2/26/2007 14 to 30 Years El Chico Sherman, TX (a) 1,013 1,286 (415) (542) 598 744 1,342 (730) 1994 2/26/2007 14 to 30 Years Emagine Theatres Delano, MN (c) 397 1,052 - - 397 1,052 1,449 (29) 1984 7/29/2016 6 to 20 Years Emagine Theatres East Bethel, MN (c) 545 1,768 - - 545 1,768 2,313 (53) 1990 7/29/2016 6 to 20 Years Emagine Theatres Lakeville, MN (c) 2,843 2,843 - 2,216 2,843 5,059 7,902 (87) 1998 7/29/2016 6 to 30 Years Emagine Theatres Monticello, MN (c) 1,161 3,155 - - 1,161 3,155 4,316 (87) 2004 7/29/2016 6 to 30 Years Emagine Theatres Plymouth, MN (c) 2,516 4,090 - 2,099 2,516 6,189 8,705 (70) 1988 7/29/2016 6 to 30 Years Emagine Theatres Rogers, MN (c) 2,337 2,383 - 552 2,337 2,935 5,272 (66) 2006 7/29/2016 6 to 30 Years Emagine Theatres Waconia, MN (c) 249 1,464 - - 249 1,464 1,713 (31) 1989 7/29/2016 6 to 20 Years Emagine Theatres WhiteBear Township, MN (c) 2,773 5,476 - 107 2,773 5,583 8,356 (148) 1995 7/29/2016 6 to 20 Years Emergency Centers (Exceptional Health Care, Inc.) Harlingen, TX (c) 1,734 520 - - 1,734 520 2,254 - 2016 12/1/2016 20 to 40 Years Emerus Urgent Care Schertz, TX (a) 2,596 9,944 - - 2,596 9,944 12,540 (770) 2013 5/16/2014 13 to 40 Years Excellence ER Livingston, TX (c) 1,505 7,616 - 32 1,505 7,648 9,153 (164) 2014 3/30/2016 40 to 40 Years Express Oil Change Alabaster, AL (a) 631 1,010 - - 631 1,010 1,641 (238) 1995 12/22/2006 40 to 40 Years Express Oil Change Auburn, AL (a) 354 1,182 30 78 384 1,260 1,644 (412) 1987 12/22/2006 15 to 30 Years Express Oil Change Bessemer, AL (a) 358 1,197 - - 358 1,197 1,555 (282) 1988 12/22/2006 40 to 40 Years Express Oil Change Birmingham, AL (a) 417 1,237 - - 417 1,237 1,654 (291) 1970 12/22/2006 40 to 40 Years Express Oil Change Birmingham, AL (a) 300 839 - - 300 839 1,139 (158) 1998 12/22/2006 50 to 50 Years Express Oil Change Birmingham, AL (a) 607 1,379 - - 607 1,379 1,986 (325) 1988 12/22/2006 40 to 40 Years Express Oil Change Birmingham, AL (a) 343 901 - - 343 901 1,244 (212) 1989 12/22/2006 40 to 40 Years Express Oil Change Birmingham, AL (a) 334 1,119 - - 334 1,119 1,453 (263) 1989 12/22/2006 40 to 40 Years Express Oil Change Birmingham, AL (a) 372 1,073 - - 372 1,073 1,445 (337) 1965 12/22/2006 30 to 30 Years Express Oil Change Birmingham, AL (a) 339 858 - - 339 858 1,197 (202) 1990 12/22/2006 40 to 40 Years Express Oil Change Decatur, AL (a) 187 1,174 - 98 187 1,272 1,459 (256) 2000 12/22/2006 19 to 50 Years Express Oil Change Decatur, AL (a) 84 803 - - 84 803 887 (151) 2001 12/22/2006 50 to 50 Years Express Oil Change Florence, AL (a) 130 1,128 - - 130 1,128 1,258 (212) 1999 12/22/2006 50 to 50 Years Express Oil Change Gardendale, AL (a) 586 1,274 - - 586 1,274 1,860 (300) 1989 12/22/2006 40 to 40 Years Express Oil Change Huntsville, AL (a) 195 1,649 - - 195 1,649 1,844 (388) 1993 12/22/2006 40 to 40 Years Express Oil Change Huntsville, AL (a) 295 893 - - 295 893 1,188 (210) 1994 12/22/2006 40 to 40 Years

Express Oil Change Huntsville, AL (a) 374 1,295 - 109 374 1,404 1,778 (344) 1997 12/22/2006 19 to 40 Years Express Oil Change Huntsville, AL (a) 252 917 - - 252 917 1,169 (288) 1965 12/22/2006 30 to 30 Years Express Oil Change Huntsville, AL (a) 184 1,037 - - 184 1,037 1,221 (195) 2001 12/22/2006 50 to 50 Years Express Oil Change Madison, AL (a) 359 1,505 40 456 399 1,961 2,360 (363) 1995 12/22/2006 15 to 40 Years Express Oil Change Madison, AL (a) 211 1,401 - - 211 1,401 1,612 (330) 1997 12/22/2006 40 to 40 Years Express Oil Change Oxford, AL (a) 120 1,224 - - 120 1,224 1,344 (288) 1990 12/22/2006 40 to 40 Years Express Oil Change Pinson, AL (a) 320 916 - - 320 916 1,236 (173) 2001 12/22/2006 50 to 50 Years Family Dollar Stores Bald Knob, AR (a) 328 327 - - 328 327 655 (102) 1971 3/31/2014 1 to 15 Years Family Dollar Stores Anderson, IN (c) 359 781 - - 359 781 1,140 (55) 2015 3/20/2015 14 to 40 Years Family Dollar Stores Bulls Gap, TN (c) 467 762 - - 467 762 1,229 (54) 2014 3/20/2015 14 to 40 Years Family Dollar Stores Des Moines, IA (c) 354 807 - - 354 807 1,161 (61) 2014 3/20/2015 8 to 40 Years Family Dollar Stores Duluth, MN (c) 422 869 - - 422 869 1,291 (59) 2015 5/12/2015 9 to 40 Years Family Dollar Stores Evart, MI (c) 306 703 - - 306 703 1,009 (51) 2014 3/20/2015 14 to 40 Years Family Dollar Stores Kinross/Kincheloe, MI (c) 317 626 - - 317 626 943 (54) 2014 3/20/2015 14 to 40 Years Family Dollar Stores Lakewood, OH (c) 522 2,053 - - 522 2,053 2,575 (251) 1996 7/17/2013 3 to 35 Years Family Dollar Stores Mansfield, OH (c) 288 825 - - 288 825 1,113 (52) 2014 4/28/2015 9 to 40 Years Family Dollar Stores Mesa, AZ (c) 734 2 103 630 837 632 1,469 (38) 1955 11/13/2014 10 to 50 Years Family Dollar Stores Otter Tail, MN (c) 338 791 - - 338 791 1,129 (52) 2014 3/20/2015 14 to 40 Years Family Dollar Stores Texarkana, AR (a) 303 201 - - 303 201 504 (43) 1988 3/31/2014 4 to 20 Years Family Fare Supermarket Omaha, NE (b) 2,198 3,328 - - 2,198 3,328 5,526 (683) 1982 12/17/2013 4 to 20 Years Family Medical Center, Riverside Jacksonville, FL (c) 815 1,606 - - 815 1,606 2,421 (169) 1977 8/18/2014 6 to 30 Years Family Medical Centers Middleburg, FL (c) 521 2,589 - 65 521 2,654 3,175 (277) 1988 8/18/2014 7 to 30 Years Famous Dave's Apple Valley, MN (a) 1,119 1,055 - - 1,119 1,055 2,174 (469) 1999 9/24/2004 15 to 30 Years Famous Dave's Maple Grove, MN (a) 1,852 1,096 - - 1,852 1,096 2,948 (561) 1997 9/24/2004 15 to 30 Years Famous Dave's Stillwater, MN (a) 1,051 1,051 - - 1,051 1,051 2,102 (587) 1998 9/24/2004 15 to 30 Years Faurecia Interior Systems Auburn Hills, MI (c) 3,542 6,597 169 - 3,711 6,597 10,308 (1,332) 1995 7/17/2013 8 to 38 Years Fazoli's Blue Springs, MO (c) 688 119 101 (119) 789 - 789 - (f) 8/27/2009 (f) Fazoli's Fort Wayne, IN (a) 660 204 - - 660 204 864 (284) 1982 9/23/2005 10 to 15 Years Fazoli's Lees Summit, MO (a) 590 69 55 (69) 645 - 645 - (f) 9/23/2005 (f) Fazoli's Rochester, MN (a) 561 83 66 (83) 627 - 627 - (f) 9/23/2005 (f) FedEx Baton Rouge, LA (b) 2,898 8,024 - - 2,898 8,024 10,922 (1,059) 2008 7/17/2013 9 to 43 Years FedEx Edwardsville, KS (c) 12,780 13,501 - - 12,780 13,501 26,281 (3,707) 1999 7/17/2013 9 to 29 Years FedEx Huntsville, AL (b) 5,115 6,701 - - 5,115 6,701 11,816 (1,587) 2008 7/17/2013 10 to 38 Years FedEx Peoria, IL (c) 953 1,916 - 13 953 1,929 2,882 (398) 1996 7/17/2013 3 to 30 Years FedEx Walker, MI (b) 2,287 4,469 (1,369) (2,527) 918 1,942 2,860 (24) 2001 7/17/2013 4 to 34 Years Ferguson Enterprises Auburn, AL (b) 884 1,530 - - 884 1,530 2,414 (275) 2007 7/17/2013 10 to 32 Years Ferguson Enterprises Charlotte, NC (c) 4,582 6,511 - - 4,582 6,511 11,093 (1,325) 2007 7/17/2013 10 to 26 Years Ferguson Enterprises Cohasset, MN (b) 334 1,134 - - 334 1,134 1,468 (236) 2007 7/17/2013 10 to 26 Years Ferguson Enterprises Front Royal, VA (b) 7,257 35,711 - - 7,257 35,711 42,968 (5,939) 2007 7/17/2013 9 to 34 Years Ferguson Enterprises Ocala, FL (c) 2,260 4,709 - - 2,260 4,709 6,969 (835) 2006 7/17/2013 8 to 46 Years Ferguson Enterprises Powhatan, VA (c) 4,342 2,963 - - 4,342 2,963 7,305 (1,260) 2007 7/17/2013 10 to 31 Years Ferguson Enterprises Salisbury, MD (c) 4,210 6,613 - - 4,210 6,613 10,823 (1,669) 2007 7/17/2013 10 to 27 Years Ferguson Enterprises Shallotte, NC (b) 705 1,794 - - 705 1,794 2,499 (330) 2006 7/17/2013 10 to 30 Years Fiesta Mart Dallas, TX (c) 3,975 - - - 3,975 - 3,975 - (f) 7/17/2013 (f) Fitness Evolution Sacramento, CA (c) 1,236 2,883 - - 1,236 2,883 4,119 (207) 1990 9/29/2015 15 to 20 Years Fitness Evolution Saint Cloud, MN (a) 912 1,427 - - 912 1,427 2,339 (180) 1989 12/16/2014 15 to 20 Years Fitness Evolution Sartell, MN (a) 3,092 3,765 - - 3,092 3,765 6,857 (464) 2001 12/16/2014 15 to 30 Years Fitness Works Chandler, AZ (a) 1,326 2,665 - - 1,326 2,665 3,991 (32) 2007 9/30/2016 13 to 30 Years Fitness Works Glendale, AZ (a) 1,402 2,879 - - 1,402 2,879 4,281 (34) 2008 9/30/2016 13 to 30 Years Flying J Travel Plaza Catlettsburg, KY (a) 9,344 3,989 - - 9,344 3,989 13,333 (4,046) 2001 7/1/2005 13 to 40 Years Flying J Travel Plaza Saint Augustine, FL (a) 9,556 2,543 - - 9,556 2,543 12,099 (2,815) 2005 7/1/2005 13 to 40 Years Flying J Travel Plaza Spiceland, IN (a) 9,649 3,063 - - 9,649 3,063 12,712 (3,527) 38534 7/1/2005 13 to 40 Years Flying Star Café Albuquerque, NM (a) 120 1,336 - - 120 1,336 1,456 (419) 1999 7/1/2005 30 to 30 Years Flying Star Café Albuquerque, NM (a) 1,036 1,655 - - 1,036 1,655 2,691 (734) 1994 7/1/2005 15 to 30 Years Focus Child Development Center Dalton, GA (a) 396 1,396 - - 396 1,396 1,792 (24) 1996 6/29/2016 10 to 40 Years Focus Child Development Center Riverdale, GA (a) 663 1,336 - 32 663 1,368 2,031 (27) 1998 6/29/2016 10 to 40 Years Focus Child Development Center Riverdale, GA (a) 436 525 - - 436 525 961 (11) 1965 6/29/2016 10 to 40 Years Food City Blairsville, GA (c) 1,652 3,102 - - 1,652 3,102 4,754 (359) 2001 9/30/2014 10 to 30 Years Food City Chattanooga, TN (c) 1,817 5,281 - - 1,817 5,281 7,098 (527) 1969 9/30/2014 10 to 30 Years Food City Dayton, TN (c) 1,122 6,767 - - 1,122 6,767 7,889 (514) 1999 9/30/2014 10 to 40 Years Fox and Hound Richmond, VA (c) 993 922 - - 993 922 1,915 (98) 2003 3/20/2015 13 to 20 Years Fox Rehabilitation Cherry Hill, NJ (c) 4,078 6,076 - - 4,078 6,076 10,154 (29) 1998 11/23/2016 13 to 30 Years Fred's Super Dollar Cabot, AR (a) 132 404 - - 132 404 536 (115) 1970 3/31/2014 1 to 15 Years Freight House Grill Rapid City, SD (a) 878 1,657 - - 878 1,657 2,535 (824) 1902 12/29/2006 15 to 20 Years Fresenius Medical Care Fairlea, WV (c) 298 1,280 - - 298 1,280 1,578 (138) 2009 8/18/2014 10 to 40 Years Fresenius Medical Care Elizabethton, TN (c) 482 1,139 - - 482 1,139 1,621 (138) 2008 8/18/2014 6 to 30 Years

Fuddruckers Glendale, AZ (a) 1,236 272 - - 1,236 272 1,508 (244) 1995 6/25/2004 15 to 20 Years Fuddruckers Houston, TX (a) 1,098 439 - - 1,098 439 1,537 (345) 1995 6/25/2004 15 to 40 Years Fuddruckers Houston, TX (a) 1,156 352 (22) - 1,134 352 1,486 (286) 1995 6/25/2004 15 to 30 Years Fuddruckers Kingwood, TX (a) 936 387 - - 936 387 1,323 (300) 1994 6/25/2004 15 to 30 Years Fuddruckers Mesa, AZ (a) 1,318 234 - - 1,318 234 1,552 (236) 1995 6/25/2004 15 to 20 Years Gander Mountain Kenosha, WI (a) 3,421 7,407 - - 3,421 7,407 10,828 (2,431) 2004 7/1/2005 14 to 40 Years Gander Mountain New Hartford, NY (a) 2,168 4,851 - - 2,168 4,851 7,019 (2,016) 2004 7/1/2005 14 to 40 Years Gander Mountain Newnan, GA (c) 2,938 4,472 - 318 2,938 4,790 7,728 (320) 2014 7/3/2014 15 to 40 Years Gander Mountain Opelika, AL (b) 2,117 5,737 - - 2,117 5,737 7,854 (681) 2012 6/14/2013 14 to 40 Years Gander Mountain Tuscaloosa, AL (b) 3,321 4,053 - - 3,321 4,053 7,374 (401) 2013 9/30/2013 14 to 50 Years Gander Mountain Valdosta, GA (b) 2,930 5,012 - - 2,930 5,012 7,942 (644) 2012 6/14/2013 14 to 40 Years Gardner School Nashville, TN (c) 2,461 1,427 - - 2,461 1,427 3,888 (89) 1976 3/27/2015 15 to 40 Years General Motors Caldwell, TX (a) 1,775 1,725 - - 1,775 1,725 3,500 (955) 2000 4/29/2011 11 to 36 Years Genesis Health Clubs Olathe, KS (c) 1,816 5,526 - - 1,816 5,526 7,342 (671) 2007 7/17/2013 12 to 39 Years Georgia Theatre Danville, VA (c) 1,349 6,406 - - 1,349 6,406 7,755 (410) 2002 12/30/2014 15 to 40 Years Georgia Theatre Hinesville, GA (c) 2,049 5,216 - - 2,049 5,216 7,265 (342) 2001 12/30/2014 15 to 40 Years Georgia Theatre Valdosta, GA (c) 3,038 13,801 - - 3,038 13,801 16,839 (817) 2001 12/30/2014 15 to 40 Years Georgia Theatre Warner Robins, GA (c) 2,598 8,324 - - 2,598 8,324 10,922 (531) 2010 12/30/2014 15 to 40 Years Gerber Collision & Glass Clayton, NC (a) 684 1,254 - - 684 1,254 1,938 (147) 2001 3/31/2014 7 to 30 Years Gerber Collision & Glass Greensboro, NC (a) 721 1,179 - - 721 1,179 1,900 (153) 2002 3/31/2014 7 to 30 Years Golden Chick Weatherford, TX (c) 260 886 - 21 260 907 1,167 (16) 2015 7/28/2016 18 to 30 Years Golden Corral Albuquerque, NM (a) 1,473 2,947 - - 1,473 2,947 4,420 (570) 2011 7/17/2013 10 to 33 Years Golden Corral Branson, MO (a) 1,497 1,684 - - 1,497 1,684 3,181 (802) 1994 9/23/2005 15 to 30 Years Golden Corral Colonial Heights, VA (a) 1,948 500 37 1,463 1,985 1,963 3,948 (129) 1989 10/25/2013 15 to 40 Years Golden Corral Danville, VA (a) 957 2,813 - - 957 2,813 3,770 (300) 2009 8/21/2013 15 to 40 Years Golden Corral Decatur, AL (a) 1,157 1,725 - - 1,157 1,725 2,882 (302) 2004 7/17/2013 10 to 30 Years Golden Corral Florence, AL (a) 794 1,742 - - 794 1,742 2,536 (292) 1995 7/17/2013 8 to 27 Years Golden Corral Fort Smith, AR (a) 1,503 1,323 - - 1,503 1,323 2,826 (874) 1993 9/23/2005 15 to 20 Years Golden Corral Gallipolis, OH (a) 375 1,295 - - 375 1,295 1,670 (177) 1996 10/25/2013 15 to 30 Years Golden Corral Lexington, NC (a) 910 1,059 - - 910 1,059 1,969 (170) 1998 10/25/2013 15 to 30 Years Golden Corral Lynchburg, VA (a) 2,033 2,013 - - 2,033 2,013 4,046 (309) 2000 8/21/2013 15 to 30 Years Golden Corral New Boston, OH (a) 599 1,498 - - 599 1,498 2,097 (197) 1996 10/25/2013 15 to 30 Years Golden Corral North Little Rock, AR (a) 1,398 1,289 - - 1,398 1,289 2,687 (799) 1993 9/23/2005 15 to 20 Years Golden Corral Roanoke, VA (a) 1,362 1,836 - - 1,362 1,836 3,198 (239) 2000 8/21/2013 15 to 30 Years Golden Corral Springfield, MO (a) 1,655 1,467 - - 1,655 1,467 3,122 (773) 1993 9/23/2005 15 to 30 Years Gold's Gym Clifton, CO (a) 1,280 6,975 - - 1,280 6,975 8,255 (385) 1983 6/30/2015 15 to 30 Years Gold's Gym Grand Junction, CO (a) 1,825 10,478 - - 1,825 10,478 12,303 (351) 2007 11/5/2015 15 to 40 Years Gold's Gym O' Fallon, MO (c) 1,669 6,054 - - 1,669 6,054 7,723 (769) 2007 7/17/2013 9 to 34 Years Gold's Gym O'Fallon, IL (c) 2,243 5,002 - - 2,243 5,002 7,245 (682) 2005 7/17/2013 6 to 37 Years Gold's Gym Pawtucket, RI (a) 946 3,093 - 26 946 3,119 4,065 (84) 1980 6/28/2016 4 to 30 Years Gold's Gym St. Peters, MO (c) 1,814 5,810 - - 1,814 5,810 7,624 (828) 2007 7/17/2013 9 to 34 Years Goodrich Quality Theaters Batavia, IL (a) 4,705 7,561 - - 4,705 7,561 12,266 (2,636) 1995 6/30/2009 11 to 38 Years Goodrich Quality Theaters Gibsonton, FL (c) 4,970 4,014 - 3,916 4,970 7,930 12,900 (138) 2016 11/5/2015 15 to 15 Years Goodrich Quality Theaters Noblesville, IN (a) 1,760 - 2,338 10,172 4,098 10,172 14,270 (3,421) 2008 6/30/2009 14 to 39 Years Goodrich Quality Theaters Portage, IN (a) 4,621 8,300 - - 4,621 8,300 12,921 (3,214) 2007 6/30/2009 13 to 38 Years Goodrich Quality Theaters Saginaw, MI (a) 2,538 - - 8,358 2,538 8,358 10,896 (781) 2013 12/2/2013 15 to 50 Years Gordmans Peoria, IL (c) 2,407 5,452 - - 2,407 5,452 7,859 (657) 2006 7/17/2013 2 to 40 Years Grand Sport Restaurant Tulsa, OK (a) 983 1,232 (497) (573) 486 659 1,145 (611) 1976 2/26/2007 14 to 30 Years Gulf Coast Medical Center Wharton, TX (c) 192 1,090 - - 192 1,090 1,282 (96) 2009 8/18/2014 15 to 40 Years H&E Equipment Services Corpus Christi, TX (c) 1,790 1,267 - - 1,790 1,267 3,057 (260) 2014 9/30/2014 11 to 30 Years Hardee's Adairsville, GA (a) 557 318 - - 557 318 875 (177) 1986 9/29/2006 15 to 20 Years Hardee's Atlanta, GA (a) 309 867 - - 309 867 1,176 (111) 1994 12/24/2013 15 to 30 Years Hardee's Bartonville, IL (a) 410 856 - - 410 856 1,266 (178) 1980 12/21/2012 15 to 30 Years Hardee's Bristol, TN (a) 474 282 - - 474 282 756 (143) 1985 12/21/2012 10 to 15 Years Hardee's Bristol, VA (a) 492 366 - - 492 366 858 (136) 1982 12/21/2012 15 to 20 Years Hardee's Bristol, VA (a) 369 564 - - 369 564 933 (152) 1991 12/21/2012 15 to 20 Years Hardee's Buckhannon, WV (a) 438 529 - - 438 529 967 (142) 1978 12/21/2012 15 to 20 Years Hardee's Columbia, MO (a) 339 1,126 - - 339 1,126 1,465 (136) 1985 12/24/2013 15 to 30 Years Hardee's Commerce, GA (a) 219 797 - - 219 797 1,016 (104) 1990 12/24/2013 15 to 30 Years Hardee's Cumming, GA (a) 408 827 - - 408 827 1,235 (113) 1988 12/24/2013 15 to 30 Years Hardee's East Ellijay, GA (a) 562 354 - - 562 354 916 (244) 1984 12/29/2005 15 to 20 Years Hardee's Elizabethton, TN (a) 735 278 - - 735 278 1,013 (101) 1971 12/21/2012 15 to 20 Years Hardee's Emporia, KS (a) 508 1,175 - - 508 1,175 1,683 (153) 1969 12/24/2013 15 to 30 Years Hardee's Eureka, IL (a) 307 338 - - 307 338 645 (191) 1980 12/21/2012 10 to 15 Years Hardee's Forsyth, GA (a) 249 936 - - 249 936 1,185 (122) 1983 12/24/2013 15 to 30 Years Hardee's Fort Madison, IA (a) 191 620 - - 191 620 811 (115) 1980 12/21/2012 15 to 30 Years

Hardee's Graceville, FL (a) 279 1,036 - - 279 1,036 1,315 (139) 1985 12/24/2013 15 to 30 Years Hardee's Griffin, GA (a) 249 876 - - 249 876 1,125 (110) 1979 12/24/2013 15 to 30 Years Hardee's Harrisonville, MO (a) 369 1,195 - - 369 1,195 1,564 (151) 1981 12/24/2013 15 to 30 Years Hardee's Havana, IL (a) 439 297 - - 439 297 736 (184) 1980 12/21/2012 10 to 15 Years Hardee's Hawkinsville, GA (a) 169 946 - - 169 946 1,115 (119) 1986 12/24/2013 15 to 30 Years Hardee's Independence, MO (a) 279 936 - - 279 936 1,215 (118) 1979 12/24/2013 15 to 30 Years Hardee's Johnson City, TN (a) 718 450 - - 718 450 1,168 (165) 1983 12/21/2012 15 to 20 Years Hardee's Jonesborough, TN (a) 576 329 - - 576 329 905 (108) 1987 12/21/2012 15 to 20 Years Hardee's Kansas City, KS (a) 289 1,066 - - 289 1,066 1,355 (134) 1980 12/24/2013 15 to 30 Years Hardee's Kansas City, MO (a) 538 936 - - 538 936 1,474 (126) 1979 12/24/2013 15 to 30 Years Hardee's Kingsport, TN (a) 384 877 - - 384 877 1,261 (168) 1992 12/21/2012 15 to 30 Years Hardee's Kingwood, WV (a) 618 677 - - 618 677 1,295 (183) 1979 12/21/2012 15 to 20 Years Hardee's Lees Summit, MO (a) 319 906 - - 319 906 1,225 (119) 1985 12/24/2013 15 to 30 Years Hardee's Mayfield, KY (a) 316 603 - - 316 603 919 (303) 1986 12/8/2009 12 to 27 Years Hardee's McDonough, GA (a) 179 806 - 1 179 807 986 (101) 1989 12/24/2013 15 to 30 Years Hardee's McDonough, GA (a) 418 847 - - 418 847 1,265 (119) 1995 12/24/2013 15 to 30 Years Hardee's Monroe, GA (a) 618 787 - - 618 787 1,405 (113) 1977 12/24/2013 15 to 30 Years Hardee's Moultrie, GA (a) 359 827 - - 359 827 1,186 (105) 1997 12/24/2013 15 to 30 Years Hardee's Mount Carmel, TN (a) 499 536 - - 499 536 1,035 (130) 1988 12/21/2012 15 to 30 Years Hardee's Normal, IL (a) 394 240 - - 394 240 634 (122) 1980 12/21/2012 10 to 15 Years Hardee's Parkersburg, WV (a) 416 658 - 75 416 733 1,149 (447) 1986 3/7/2007 4 to 20 Years Hardee's Parkersburg, WV (a) 457 309 - - 457 309 766 (163) 1999 12/21/2012 10 to 15 Years Hardee's Paxton, IL (a) 324 658 - - 324 658 982 (456) 1986 12/29/2005 15 to 20 Years Hardee's Pearson, GA (a) 159 817 - - 159 817 976 (106) 1994 12/24/2013 15 to 30 Years Hardee's Peoria, IL (a) 383 270 - - 383 270 653 (141) 1980 12/21/2012 10 to 15 Years Hardee's Peoria, IL (a) 282 435 - - 282 435 717 (123) 1980 12/21/2012 15 to 20 Years Hardee's Philippi, WV (a) 405 232 - - 405 232 637 (133) 1986 12/21/2012 10 to 15 Years Hardee's Quitman, GA (a) 259 936 - - 259 936 1,195 (118) 1985 12/24/2013 15 to 30 Years Hardee's Rogersville, TN (a) 384 964 - - 384 964 1,348 (183) 1986 12/21/2012 15 to 30 Years Hardee's Rolla, MO (a) 229 857 - - 229 857 1,086 (110) 1978 12/24/2013 15 to 30 Years Hardee's Parkersburg, WV (a) 383 404 - - 383 404 787 (111) 1986 12/21/2012 15 to 20 Years Hardee's South Charleston, WV (a) 524 541 - - 524 541 1,065 (134) 1993 12/21/2012 15 to 20 Years Hardee's Thomasville, GA (a) 408 837 - - 408 837 1,245 (108) 1985 12/24/2013 15 to 30 Years Hardee's Trenton, MO (a) 309 1,175 - - 309 1,175 1,484 (147) 1976 12/24/2013 15 to 30 Years Hardee's Warner Robins, GA (a) 229 887 - - 229 887 1,116 (121) 1978 12/24/2013 15 to 30 Years Hardee's Washington, IL (a) 264 460 - - 264 460 724 (127) 1980 12/21/2012 15 to 20 Years Hardee's Watertown, WI (a) 267 338 - - 267 338 605 (182) 1986 6/30/2009 13 to 18 Years Hardee's Waynesburg, PA (a) 323 918 - - 323 918 1,241 (177) 1982 12/21/2012 15 to 30 Years Hardee's Weston, WV (a) 158 695 - - 158 695 853 (119) 1981 12/21/2012 15 to 30 Years Hartford Provision Company South Windsor, CT (c) 1,590 6,774 - - 1,590 6,774 8,364 (627) 1982 5/5/2015 7 to 20 Years Havana Farm and Home Supply Havana, IL (c) 526 813 - - 526 813 1,339 (402) 2000 5/31/2006 15 to 30 Years HD Supply Aiken, SC (a) 108 265 - - 108 265 373 (139) 1985 5/1/2005 15 to 20 Years HD Supply Bowling Green, KY (a) 136 228 - - 136 228 364 (101) 1993 5/1/2005 15 to 30 Years HD Supply Conroe, TX (a) 492 723 - - 492 723 1,215 (329) 1999 7/1/2005 14 to 30 Years HD Supply D'Iberville, MS (a) 250 339 - - 250 339 589 (197) 1984 5/1/2005 15 to 20 Years HD Supply Florence, SC (a) 221 174 - - 221 174 395 (211) 1974 5/1/2005 10 to 15 Years HD Supply Fort Myers, FL (a) 641 1,069 - - 641 1,069 1,710 (545) 1999 7/1/2005 14 to 30 Years HD Supply Greenville, SC (a) 344 210 - - 344 210 554 (255) 1981 5/1/2005 9 to 15 Years HD Supply Greer, SC (a) 268 236 - - 268 236 504 (159) 1993 5/1/2005 15 to 30 Years HD Supply Hickory, NC (a) 199 262 - - 199 262 461 (190) 1989 5/1/2005 15 to 20 Years HD Supply Indianapolis, IN (a) 607 520 - - 607 520 1,127 (343) 1990 5/1/2005 15 to 20 Years HD Supply Jacksonville, FL (a) 339 226 - - 339 226 565 (187) 1987 7/1/2005 15 to 20 Years HD Supply Jacksonville, FL (a) 963 1,007 - - 963 1,007 1,970 (917) 2001 7/1/2005 9 to 20 Years HD Supply Knoxville, TN (a) 259 111 - - 259 111 370 (171) 1981 5/1/2005 10 to 15 Years HD Supply Lakeland, FL (a) 1,098 1,281 - - 1,098 1,281 2,379 (876) 1984 7/1/2005 14 to 20 Years HD Supply Lawrenceville, GA (a) 500 237 - - 500 237 737 (191) 1996 5/1/2005 15 to 30 Years HD Supply Martinsburg, WV (a) 173 20 - - 173 20 193 (46) 1972 5/1/2005 10 to 15 Years HD Supply Mattoon, IL (a) 233 263 - - 233 263 496 (202) 1984 5/1/2005 15 to 20 Years HD Supply Pompano Beach, FL (a) 1,144 337 - - 1,144 337 1,481 (228) 1990 7/1/2005 15 to 30 Years HD Supply Riviera Beach, FL (a) 500 170 - - 500 170 670 (141) 1987 7/1/2005 15 to 20 Years HD Supply Roanoke, VA (a) 333 124 - - 333 124 457 (171) 1975 5/1/2005 10 to 15 Years HD Supply Sebring, FL (a) 318 291 - - 318 291 609 (195) 1982 7/1/2005 15 to 20 Years HD Supply Spokane, WA (a) 518 193 - - 518 193 711 (168) 1998 5/1/2005 15 to 30 Years HD Supply Statesville, NC (a) 614 355 - - 614 355 969 (406) 1976 5/1/2005 9 to 15 Years HD Supply Tontitown, AR (a) 230 92 - - 230 92 322 (82) 1987 5/1/2005 15 to 20 Years HD Supply West Columbia, SC (a) 324 108 - - 324 108 432 (80) 1989 5/1/2005 15 to 20 Years

HD Supply West Columbia, SC (a) 262 598 - - 262 598 860 (343) 1984 5/1/2005 9 to 20 Years HD Supply Wilmington, NC (a) 370 122 - - 370 122 492 (100) 1987 5/1/2005 15 to 20 Years Health Point Family Medicine Franklin, TX (c) 159 1,124 - 29 159 1,153 1,312 (110) 2012 8/18/2014 4 to 40 Years Heartland Dental Anderson, IN (a) 411 1,673 - - 411 1,673 2,084 (133) 1981 3/31/2014 15 to 40 Years Heartland Dental Belleville, IL (a) 140 431 - - 140 431 571 (67) 1979 3/31/2014 15 to 20 Years Heartland Dental Brandon, FL (a) 110 671 - - 110 671 781 (63) 1999 3/31/2014 15 to 30 Years Heartland Dental Brandon, MS (a) 200 281 - - 200 281 481 (42) 1986 3/31/2014 15 to 30 Years Heartland Dental Bullhead City, AZ (a) 57 946 - - 57 946 1,003 (69) 2005 4/8/2014 15 to 40 Years Heartland Dental Camp Hill, PA (a) 180 581 - - 180 581 761 (62) 1991 3/31/2014 15 to 30 Years Heartland Dental Camp Hill, PA (a) 140 641 - - 140 641 781 (66) 1990 3/31/2014 15 to 30 Years Heartland Dental Clarksville, TN (a) 281 531 - - 281 531 812 (56) 1997 3/31/2014 15 to 30 Years Heartland Dental Clayton, GA (a) 70 311 - - 70 311 381 (36) 1963 3/31/2014 15 to 30 Years Heartland Dental Columbia, MO (a) 1,012 7,054 - - 1,012 7,054 8,066 (531) 2004 3/31/2014 15 to 40 Years Heartland Dental Columbus, GA (a) 190 531 - - 190 531 721 (65) 1993 3/31/2014 15 to 30 Years Heartland Dental Crystal Lake, IL (a) 200 631 - - 200 631 831 (71) 2001 3/31/2014 15 to 30 Years Heartland Dental Debary, FL (a) 100 641 - - 100 641 741 (66) 1989 3/31/2014 15 to 30 Years Heartland Dental Defiance, OH (a) 130 491 - - 130 491 621 (56) 1959 3/31/2014 15 to 30 Years Heartland Dental Devine, TX (a) 240 481 - - 240 481 721 (61) 2002 3/31/2014 15 to 30 Years Heartland Dental East Alton, IL (a) 170 80 - - 170 80 250 (20) 1960 3/31/2014 15 to 20 Years Heartland Dental Eastman, GA (a) 130 551 - - 130 551 681 (65) 1988 3/31/2014 15 to 30 Years Heartland Dental Elkhart, IN (a) 90 341 - - 90 341 431 (35) 1969 3/31/2014 15 to 30 Years Heartland Dental Evansville, IN (a) 130 391 - - 130 391 521 (45) 1986 3/31/2014 15 to 30 Years Heartland Dental Fort Wayne, IN (a) 150 1,022 - - 150 1,022 1,172 (81) 1965 3/31/2014 15 to 40 Years Heartland Dental Gahanna, OH (a) 411 982 - - 411 982 1,393 (112) 1998 3/31/2014 15 to 40 Years Heartland Dental Gainesville, FL (a) 180 711 - - 180 711 891 (69) 1941 3/31/2014 15 to 30 Years Heartland Dental Germantown, TN (a) 91 171 - - 91 171 262 (14) 1984 4/8/2014 15 to 40 Years Heartland Dental Glendale, AZ (a) 371 491 - - 371 491 862 (52) 1988 3/31/2014 15 to 30 Years Heartland Dental Hartsville, SC (a) 90 180 - - 90 180 270 (18) 1973 3/31/2014 15 to 40 Years Heartland Dental Jacksonville, FL (a) 57 365 - - 57 365 422 (36) 1986 4/8/2014 15 to 30 Years Heartland Dental Largo, FL (a) 150 311 - - 150 311 461 (32) 1962 3/31/2014 15 to 30 Years Heartland Dental Litchfield, IL (a) 210 311 - - 210 311 521 (54) 1962 3/31/2014 15 to 20 Years Heartland Dental Litchfield, IL (a) 110 120 - - 110 120 230 (18) 1962 3/31/2014 15 to 20 Years Heartland Dental Logansport, IN (a) 30 421 - - 30 421 451 (40) 1920 3/31/2014 15 to 30 Years Heartland Dental Longview, TX (a) 200 601 - - 200 601 801 (72) 2003 3/31/2014 15 to 30 Years Heartland Dental Marion, IN (a) 140 321 - - 140 321 461 (42) 1988 3/31/2014 15 to 30 Years Heartland Dental Marion, IN (a) 130 421 - - 130 421 551 (51) 1974 3/31/2014 15 to 30 Years Heartland Dental Maryville, IL (a) 301 401 - - 301 401 702 (51) 1995 3/31/2014 15 to 30 Years Heartland Dental Mechanicsburg, PA (a) 230 1,032 152 - 382 1,032 1,414 (107) 1990 3/31/2014 15 to 30 Years Heartland Dental Melbourne, FL (a) 321 651 - - 321 651 972 (65) 1987 3/31/2014 15 to 30 Years Heartland Dental Memphis, TN (a) 91 490 - - 91 490 581 (49) 1987 4/8/2014 15 to 30 Years Heartland Dental Monroe, GA (a) 110 631 - - 110 631 741 (69) 2001 3/31/2014 15 to 30 Years Heartland Dental New Port Richey, FL (a) 274 1,162 - - 274 1,162 1,436 (117) 2004 4/8/2014 15 to 30 Years Heartland Dental New Port Richey, FL (a) 456 1,151 - - 456 1,151 1,607 (131) 2004 4/8/2014 15 to 30 Years Heartland Dental North Myrtle Beach, SC (a) 581 601 - - 581 601 1,182 (84) 2004 3/31/2014 15 to 30 Years Heartland Dental Ocala, FL (a) 23 547 - - 23 547 570 (50) 1984 4/8/2014 30 to 30 Years Heartland Dental Okeechobee, FL (a) 190 521 - - 190 521 711 (53) 1990 3/31/2014 15 to 30 Years Heartland Dental Orlando, FL (a) 291 230 - - 291 230 521 (27) 1979 3/31/2014 15 to 30 Years Heartland Dental Osceola, IN (a) 291 671 - - 291 671 962 (79) 1996 3/31/2014 15 to 40 Years Heartland Dental Pataskala, OH (a) 261 782 - - 261 782 1,043 (68) 1995 3/31/2014 15 to 40 Years Heartland Dental Raytown, MO (a) 80 631 - - 80 631 711 (67) 1989 3/31/2014 15 to 30 Years Heartland Dental Rio Rancho, NM (a) 301 461 - - 301 461 762 (55) 1992 3/31/2014 15 to 30 Years Heartland Dental South Bend, IN (a) 341 321 - - 341 321 662 (57) 1955 3/31/2014 15 to 20 Years Heartland Dental Spartanburg, SC (a) 150 401 - - 150 401 551 (44) 1992 3/31/2014 15 to 30 Years Heartland Dental Springfield, IL (a) 451 1,162 - - 451 1,162 1,613 (132) 1992 3/31/2014 15 to 30 Years Heartland Dental Springfield, MO (a) 561 631 - - 561 631 1,192 (76) 1996 3/31/2014 15 to 30 Years Heartland Dental Vero Beach, FL (a) 220 731 - - 220 731 951 (74) 1974 3/31/2014 15 to 30 Years Heartland Dental Vicksburg, MS (a) 150 351 - - 150 351 501 (45) 1984 3/31/2014 15 to 30 Years Heartland Dental Waynesboro, PA (a) 100 601 - - 100 601 701 (49) 1957 3/31/2014 15 to 40 Years Heartland Dental Westfield, IN (a) 362 751 - - 362 751 1,113 (77) 1992 3/31/2014 15 to 40 Years Heartland Dental Wittenberg, WI (a) 41 210 - - 41 210 251 (21) 1982 3/31/2014 15 to 30 Years Heartland Dental Wylie, TX (a) 210 912 - - 210 912 1,122 (96) 1986 3/31/2014 15 to 30 Years Heartland Dental York, PA (a) 100 481 - - 100 481 581 (50) 1984 3/31/2014 15 to 30 Years HH Gregg Greensboro, NC (b) 2,776 3,990 - - 2,776 3,990 6,766 (441) 2007 7/17/2013 10 to 47 Years HH Gregg Grove City, OH (b) 2,050 3,288 - - 2,050 3,288 5,338 (429) 2008 7/17/2013 9 to 38 Years HH Gregg Mt Juliet, TN (c) 2,049 4,604 - - 2,049 4,604 6,653 (513) 2008 7/17/2013 10 to 45 Years HOM Furniture Eau Claire, WI (a) 1,597 6,964 - - 1,597 6,964 8,561 (2,766) 2004 4/8/2005 15 to 30 Years

HOM Furniture Fargo, ND (c) 2,095 8,525 - - 2,095 8,525 10,620 (1,065) 2005 7/17/2013 8 to 32 Years HOM Furniture Hermantown, MN (a) 1,881 7,761 - - 1,881 7,761 9,642 (2,295) 2003 4/8/2005 15 to 40 Years Home Depot Bedford Park, IL (b) 10,242 11,839 - - 10,242 11,839 22,081 (2,754) 1993 7/17/2013 7 to 20 Years Home Depot Broadview, IL (c) 12,392 32,193 - 154 12,392 32,347 44,739 (5,698) 1994 7/17/2013 2 to 30 Years Home Depot Colma, CA (c) 21,065 13,597 - - 21,065 13,597 34,662 (1,837) 1995 7/17/2013 2 to 33 Years Home Depot Lakewood, CO (b) 3,822 - - - 3,822 - 3,822 - (f) 7/17/2013 (f) Hooters Midlothian, VA (a) 823 1,151 - 246 823 1,397 2,220 (503) 1994 11/28/2006 15 to 30 Years Hooters Richmond, VA (a) 1,253 1,410 - 29 1,253 1,439 2,692 (528) 1977 11/28/2006 15 to 30 Years House of Boom Extreme Air Sports Louisville, KY (c) 2,205 3,551 - - 2,205 3,551 5,756 (279) 1995 11/2/2015 9 to 20 Years Humperdinks Restaurant & Brewpub Addison, TX (a) 1,615 2,476 - - 1,615 2,476 4,091 (986) 1998 7/1/2005 15 to 30 Years Humperdinks Restaurant & Brewpub Arlington, TX (a) 2,064 2,043 - - 2,064 2,043 4,107 (803) 1995 7/1/2005 15 to 30 Years Humperdinks Restaurant & Brewpub Dallas, TX (a) 1,053 412 - - 1,053 412 1,465 (255) 1976 7/1/2005 15 to 20 Years Humperdinks Restaurant & Brewpub Dallas, TX (a) 1,366 1,699 227 - 1,593 1,699 3,292 (642) 1997 7/1/2005 15 to 30 Years Hy-Vee Food Store Bethany, MO (c) 648 379 - - 648 379 1,027 (319) 1974 5/31/2006 15 to 20 Years III Forks Dallas, TX (a) 2,965 9,066 - - 2,965 9,066 12,031 (1,001) 1998 7/17/2013 11 to 35 Years In-Shape Manteca, CA (c) 796 2,062 - - 796 2,062 2,858 (106) 2001 9/4/2015 15 to 30 Years In-Shape Modesto, CA (c) 2,350 5,923 - - 2,350 5,923 8,273 (581) 1964 12/5/2014 10 to 30 Years Interstate Resources, Inc. New Castle, PA (c) 1,084 5,507 - - 1,084 5,507 6,591 (961) 1999 7/17/2013 8 to 26 Years J. Jill Tilton, NH (b) 7,420 19,608 - - 7,420 19,608 27,028 (4,264) 1998 7/17/2013 8 to 25 Years Jack in the Box Auburn, CA (a) 579 299 - - 579 299 878 (140) 1992 12/29/2006 15 to 30 Years Jack Stack Barbeque Overland Park, KS (a) 2,549 3,219 - - 2,549 3,219 5,768 (349) 1983 5/15/2014 15 to 30 Years Jackson Automotive Kansas City, MO (c) 1,310 1,824 - 6 1,310 1,830 3,140 (125) 2001 12/18/2015 15 to 20 Years Jackson Automotive Kansas City, MO (c) 620 1,280 - - 620 1,280 1,900 (92) 1978 12/31/2015 15 to 20 Years Jackson Automotive Overland Park, KS (c) 1,390 320 - - 1,390 320 1,710 (30) 1967 3/11/2016 7 to 20 Years Jiffy Lube Bonita Springs, FL (a) 582 312 - 101 582 413 995 (99) 1990 3/19/2013 10 to 30 Years Jiffy Lube Bradenton, FL (a) 594 493 - 222 594 715 1,309 (178) 1988 3/19/2013 10 to 30 Years Jiffy Lube Clearwater, FL (a) 463 443 - 131 463 574 1,037 (125) 1989 3/19/2013 10 to 30 Years Jiffy Lube Fort Myers, FL (a) 555 312 - 131 555 443 998 (111) 1990 3/19/2013 10 to 30 Years Jiffy Lube Largo, FL (a) 416 493 - 111 416 604 1,020 (127) 1989 3/19/2013 10 to 30 Years Jiffy Lube Naples, FL (a) 333 302 - 121 333 423 756 (96) 1990 3/19/2013 10 to 30 Years Jiffy Lube Sarasota, FL (a) 386 312 - 141 386 453 839 (108) 1987 3/19/2013 10 to 30 Years Jiffy Lube Sarasota, FL (a) 278 312 - 131 278 443 721 (97) 1987 3/19/2013 10 to 30 Years Jo-Ann's Alpharetta, GA (c) 2,819 3,139 - - 2,819 3,139 5,958 (368) 2000 7/17/2013 5 to 43 Years Jo-Ann's Independence, MO (b) 2,157 2,597 - - 2,157 2,597 4,754 (633) 1999 7/17/2013 7 to 21 Years Jo-Ann's Reading, PA (c) 449 3,222 - - 449 3,222 3,671 (283) 1998 7/17/2013 8 to 40 Years Joe's Crab Shack Beaumont, TX (a) 1,435 1,541 - - 1,435 1,541 2,976 (685) 1997 6/29/2007 15 to 40 Years Joe's Crab Shack Colorado Springs, CO (a) 674 519 - - 674 519 1,193 (117) 1989 11/19/2012 5 to 30 Years Joe's Crab Shack Houston, TX (a) 2,348 1,347 - - 2,348 1,347 3,695 (689) 1997 6/29/2007 15 to 30 Years Joe's Crab Shack Independence, MO (a) 1,450 1,967 - - 1,450 1,967 3,417 (670) 2002 6/29/2007 15 to 40 Years Joe's Crab Shack McAllen, TX (a) 1,819 1,188 - - 1,819 1,188 3,007 (669) 1997 6/29/2007 15 to 30 Years Joe's Crab Shack Plano, TX (a) 2,418 1,529 - - 2,418 1,529 3,947 (607) 1998 6/29/2007 15 to 40 Years Kerry's Car Care Phoenix, AZ (a) 956 1,485 - - 956 1,485 2,441 (38) 2015 6/24/2016 5 to 40 Years KFC Carrollton, GA (a) 613 503 - - 613 503 1,116 (144) 1988 2/2/2012 15 to 20 Years KFC Atlanta, GA (a) 513 483 - - 513 483 996 (101) 2002 2/2/2012 15 to 30 Years KFC Bloomsburg, PA (c) 698 823 - - 698 823 1,521 (80) 1993 11/18/2014 15 to 30 Years KFC Calhoun, GA (a) 503 713 - - 503 713 1,216 (149) 1988 2/2/2012 15 to 30 Years KFC Covington, GA (a) 526 665 - - 526 665 1,191 (131) 2001 2/2/2012 15 to 30 Years KFC Davenport, IA (a) 441 646 - - 441 646 1,087 (165) 2002 10/3/2011 15 to 30 Years KFC Decatur, GA (a) 677 539 - - 677 539 1,216 (109) 1989 2/2/2012 15 to 30 Years KFC Hampton, GA (a) 568 648 - - 568 648 1,216 (128) 2002 2/2/2012 15 to 30 Years KFC Independence, MO (a) 396 1,074 - - 396 1,074 1,470 (240) 1984 10/3/2011 15 to 30 Years KFC Jackson, GA (a) 467 729 - - 467 729 1,196 (168) 1992 2/2/2012 15 to 30 Years KFC Kansas City, KS (a) 349 425 - - 349 425 774 (96) 1977 10/3/2011 14 to 29 Years KFC Kansas City, KS (a) 594 904 - - 594 904 1,498 (213) 1999 10/3/2011 15 to 30 Years KFC Kingston, PA (c) 521 635 - - 521 635 1,156 (56) 1978 11/18/2014 15 to 30 Years KFC La Vista, NE (a) 499 664 - - 499 664 1,163 (144) 1992 10/3/2011 15 to 30 Years KFC Milan, IL (a) 161 533 - - 161 533 694 (107) 1997 10/3/2011 15 to 30 Years KFC Morrow, GA (a) 530 568 - - 530 568 1,098 (100) 2006 2/2/2012 15 to 40 Years KFC Omaha, NE (a) 539 380 - - 539 380 919 (62) 2006 10/3/2011 15 to 40 Years KFC Roswell, GA (a) 513 559 - - 513 559 1,072 (93) 2006 2/2/2012 15 to 40 Years KFC Stockbridge, GA (a) 388 353 - - 388 353 741 (72) 2001 2/2/2012 15 to 30 Years KFC Stone Mountain, GA (a) 379 487 - - 379 487 866 (95) 1986 2/2/2012 15 to 30 Years KFC Williamsport, PA (c) 864 979 - - 864 979 1,843 (87) 1966 11/18/2014 15 to 30 Years Kirkorian Premiere Theatres Downey, CA (c) 1,767 12,172 - - 1,767 12,172 13,939 (524) 1997 9/30/2015 15 to 30 Years Kirkorian Premiere Theatres Monrovia, CA (c) 2,448 17,849 - - 2,448 17,849 20,297 (748) 2000 9/30/2015 15 to 30 Years Kirkorian Premiere Theatres Redlands, CA (c) 4,443 17,859 - - 4,443 17,859 22,302 (793) 1997 9/30/2015 15 to 30 Years

Kohl's Fairview Heights, IL (b) 8,637 23,418 - 223 8,637 23,641 32,278 (4,103) 1999 7/17/2013 5 to 39 Years Kohl's Grand Forks, ND (c) 1,516 10,008 - - 1,516 10,008 11,524 (983) 2006 7/17/2013 9 to 46 Years Kohl's Lake Zurich, IL (b) 4,860 6,935 - - 4,860 6,935 11,795 (1,275) 2000 7/17/2013 7 to 32 Years Kohl's Olathe, KS (c) 3,505 5,847 - 321 3,505 6,168 9,673 (1,005) 1995 7/17/2013 9 to 35 Years Kohl's Sherwood, AR (c) 2,300 5,995 - - 2,300 5,995 8,295 (576) 2003 2/23/2015 8 to 30 Years Kohl's Tilton, NH (c) 3,959 - - - 3,959 - 3,959 - (f) 7/17/2013 (f) Kohl's Wichita, KS (c) 2,163 7,036 - - 2,163 7,036 9,199 (1,013) 1996 7/17/2013 8 to 36 Years Krispy Kreme Bentonville, AR (a) 635 900 - - 635 900 1,535 (396) 2004 7/7/2005 15 to 30 Years Krispy Kreme Little Rock, AR (a) 917 847 - - 917 847 1,764 (389) 2004 7/7/2005 15 to 30 Years Krispy Kreme Lone Tree, CO (a) 1,717 1,117 - - 1,717 1,117 2,834 (594) 2000 12/23/2008 13 to 38 Years Krispy Kreme Lubbock, TX (a) 687 856 - - 687 856 1,543 (390) 2003 7/7/2005 15 to 30 Years Kroger LaGrange, GA (b) 972 8,435 - - 972 8,435 9,407 (1,345) 1998 7/17/2013 4 to 25 Years LA Fitness Brooklyn Park, MN (c) 3,176 7,771 - - 3,176 7,771 10,947 (1,086) 2008 7/17/2013 10 to 35 Years LA Fitness Clinton Township, MI (a) 5,430 7,254 (2,799) (1,160) 2,631 6,094 8,725 (752) 1999 1/9/2007 15 to 30 Years LA Fitness Greenwood, IN (b) 1,973 9,764 - - 1,973 9,764 11,737 (1,006) 2007 7/17/2013 10 to 42 Years LA Fitness League City, TX (b) 2,514 6,767 - - 2,514 6,767 9,281 (772) 2008 7/17/2013 10 to 42 Years LA Fitness Matteson, IL (c) 4,587 6,328 - - 4,587 6,328 10,915 (896) 2007 7/17/2013 10 to 34 Years LA Fitness Naperville, IL (b) 5,015 6,946 - - 5,015 6,946 11,961 (887) 2007 7/17/2013 9 to 38 Years LA Fitness West Chester, OH (b) 606 9,832 - - 606 9,832 10,438 (891) 2009 7/17/2013 7 to 43 Years Ladybird Academy Lake Mary, FL (c) 1,209 1,733 - 851 1,209 2,584 3,793 (172) 2005 9/19/2014 15 to 40 Years Ladybird Academy McKinney, TX (c) 1,056 6,696 - 31 1,056 6,727 7,783 (146) 2015 1/29/2016 17 to 50 Years Ladybird Academy Orlando, FL (c) 1,925 2,529 - - 1,925 2,529 4,454 (221) 2007 9/19/2014 15 to 40 Years Ladybird Academy Sanford, FL (c) 1,028 1,310 - - 1,028 1,310 2,338 (140) 2003 9/19/2014 15 to 40 Years Ladybird Academy Windermere, FL (c) 2,912 2,670 - - 2,912 2,670 5,582 (251) 2011 9/19/2014 15 to 40 Years Ladybird Academy Winter Springs, FL (c) 534 746 - - 534 746 1,280 (94) 1987 9/19/2014 15 to 30 Years La-Z-Boy Glendale, AZ (c) 1,395 4,242 - - 1,395 4,242 5,637 (534) 2001 7/17/2013 2 to 45 Years La-Z-Boy Kentwood, MI (c) 1,145 4,085 - - 1,145 4,085 5,230 (452) 1987 7/17/2013 4 to 38 Years La-Z-Boy Newington, CT (b) 1,778 4,496 - - 1,778 4,496 6,274 (461) 2006 7/17/2013 8 to 45 Years Lee's Famous Recipe Chicken Dayton, OH (c) 467 237 - - 467 237 704 (21) 1984 8/21/2015 15 to 20 Years Lee's Famous Recipe Chicken Englewood, OH (c) 235 345 - - 235 345 580 (22) 1988 8/21/2015 15 to 30 Years Lee's Famous Recipe Chicken Miamisburg, OH (c) 140 262 - - 140 262 402 (22) 1970 8/21/2015 15 to 20 Years Lee's Famous Recipe Chicken Trotwood, OH (c) 281 219 - - 281 219 500 (23) 1971 8/21/2015 15 to 20 Years Lee's Famous Recipe Chicken Xenia, OH (c) 384 288 - - 384 288 672 (26) 1985 8/21/2015 15 to 20 Years Legacy Tube, LLC Minerva, OH (c) 649 3,920 (217) (770) 432 3,150 3,582 (1,747) 1919 2/21/2007 8 to 20 Years Lerner and Rowe Bullhead City, AZ (a) 147 489 - - 147 489 636 (49) 1970 9/30/2013 15 to 50 Years Lerner and Rowe Chicago, IL (a) 186 1,780 - - 186 1,780 1,966 (115) 2007 9/30/2013 50 to 50 Years Lerner and Rowe Las Vegas, NV (a) 430 3,589 - - 430 3,589 4,019 (265) 2002 9/30/2013 15 to 50 Years Lerner and Rowe Mesa, AZ (a) 372 1,398 - - 372 1,398 1,770 (110) 2003 9/30/2013 15 to 50 Years Lerner and Rowe Phoenix, AZ (a) 352 2,435 - - 352 2,435 2,787 (171) 1973 9/30/2013 15 to 50 Years Lewisville Surgicare Lewisville, TX (a) 1,766 8,087 - - 1,766 8,087 9,853 (669) 2002 3/31/2014 8 to 40 Years Liberty Oilfield Services, LLC Gillette, WY (c) 1,520 4,561 - - 1,520 4,561 6,081 (368) 2001 12/30/2014 15 to 40 Years Liberty Oilfield Services, LLC Henderson, CO (c) 3,240 5,720 - - 3,240 5,720 8,960 (425) 1977 12/30/2014 15 to 50 Years Logan's Roadhouse Johnson City, TN (c) 1,331 2,304 - - 1,331 2,304 3,635 (380) 1996 7/17/2013 12 to 30 Years Logan's Roadhouse Trussville, AL (b) 1,222 1,769 (1,029) (1,498) 193 271 464 (3) 2007 7/17/2013 12 to 38 Years Lone Star Steakhouse Battle Creek, MI (a) 423 560 - - 423 560 983 (85) 1997 12/24/2013 15 to 30 Years Lone Star Steakhouse Bloomington, IL (a) 393 629 - - 393 629 1,022 (85) 1986 12/24/2013 15 to 30 Years Lone Star Steakhouse Bridgeton, MO (a) 314 1,160 - - 314 1,160 1,474 (134) 1994 12/24/2013 15 to 30 Years Lone Star Steakhouse Broken Arrow, OK (a) 1,081 226 - - 1,081 226 1,307 (27) 2006 12/24/2013 15 to 40 Years Lone Star Steakhouse Cleveland, OH (a) 875 138 - - 875 138 1,013 (26) 1995 12/24/2013 15 to 30 Years Lone Star Steakhouse Elizabethton, TN (a) 727 482 - - 727 482 1,209 (71) 2006 12/24/2013 15 to 40 Years Lone Star Steakhouse Garden City, KS (a) 246 924 - - 246 924 1,170 (110) 1984 12/24/2013 15 to 30 Years Lone Star Steakhouse Golden, CO (a) 649 334 - - 649 334 983 (53) 1997 12/24/2013 15 to 30 Years Lone Star Steakhouse Jackson, MI (a) 599 354 - - 599 354 953 (59) 1997 12/24/2013 15 to 30 Years Lone Star Steakhouse Kansas City, KS (a) 796 609 - - 796 609 1,405 (81) 2006 12/24/2013 15 to 40 Years Lone Star Steakhouse Littleton, CO (a) 501 629 - - 501 629 1,130 (83) 1992 12/24/2013 15 to 30 Years Lone Star Steakhouse Mason, OH (a) 619 599 - - 619 599 1,218 (95) 1994 12/24/2013 15 to 30 Years Lone Star Steakhouse Sioux Falls, SD (a) 639 206 - - 639 206 845 (30) 1994 12/24/2013 15 to 30 Years Lone Star Steakhouse Thornton, CO (a) 943 128 - - 943 128 1,071 (21) 1996 12/24/2013 15 to 30 Years Lone Star Steakhouse Trussville, AL (a) 796 256 - - 796 256 1,052 (51) 1998 12/24/2013 15 to 30 Years Long John Silver's Crossville, TN (a) 353 382 - - 353 382 735 (117) 1977 9/1/2005 15 to 40 Years Long John Silver's Greenville, TN (a) 289 311 - - 289 311 600 (320) 1972 9/1/2005 10 to 15 Years Long John Silver's Harriman, TN (a) 387 502 - - 387 502 889 (263) 1976 9/1/2005 15 to 20 Years Long John Silver's Knoxville, TN (a) 332 185 - - 332 185 517 (120) 1977 9/1/2005 15 to 20 Years Long John Silver's Morristown, TN (a) 588 781 - - 588 781 1,369 (304) 1987 9/1/2005 15 to 30 Years Long John Silver's Oak Ridge, TN (a) 669 548 - - 669 548 1,217 (207) 1976 9/1/2005 15 to 30 Years Long John Silver's / A&W Houston, TX (a) 1,329 - - - 1,329 - 1,329 - (f) 7/17/2013 (f)

Lowe's Chester, NY (c) 6,432 - - - 6,432 - 6,432 - (f) 7/17/2013 (f) Lowe's Cincinnati, OH (b) 6,086 10,984 - - 6,086 10,984 17,070 (2,070) 1998 7/17/2013 4 to 28 Years Lowe's Enterprise, AL (c) 1,924 5,083 - 260 1,924 5,343 7,267 (1,220) 1995 7/17/2013 1 to 27 Years Lowe's Lubbock, TX (c) 2,644 10,008 - 481 2,644 10,489 13,133 (1,584) 1996 7/17/2013 2 to 36 Years Lowe's Midland, TX (c) 5,826 6,633 - 366 5,826 6,999 12,825 (1,199) 1996 7/17/2013 2 to 35 Years Lowe's Tilton, NH (c) 13,185 - - - 13,185 - 13,185 - (f) 7/17/2013 (f) Main Event Entertainment Austin, TX (c) 4,425 8,142 - - 4,425 8,142 12,567 (2,724) 2005 9/30/2005 15 to 40 Years Main Event Entertainment Conroe, TX (c) 2,886 5,763 - - 2,886 5,763 8,649 (1,817) 2004 9/30/2005 15 to 40 Years Main Event Entertainment Fort Worth, TX (c) 2,468 5,418 - - 2,468 5,418 7,886 (1,721) 2003 9/30/2005 15 to 40 Years Main Event Entertainment Grapevine, TX (c) 2,554 5,377 - - 2,554 5,377 7,931 (1,725) 2000 9/30/2005 15 to 40 Years Main Event Entertainment Lewisville, TX (c) 2,130 4,630 - - 2,130 4,630 6,760 (1,492) 1998 9/30/2005 15 to 40 Years Main Event Entertainment Plano, TX (c) 3,225 6,302 - - 3,225 6,302 9,527 (1,969) 2001 9/30/2005 15 to 40 Years Malibu Boats Loudon, TN (c) 1,188 4,904 - - 1,188 4,904 6,092 (1,932) 1992 3/31/2008 15 to 30 Years Malibu Boats Merced, CA (c) 3,456 9,007 - - 3,456 9,007 12,463 (3,043) 1998 3/31/2008 15 to 30 Years Manufacturing Dublin, VA (a) 491 1,401 - - 491 1,401 1,892 (839) 1985 12/11/2006 15 to 20 Years Manufacturing Fremont, IN (a) 427 2,176 - - 427 2,176 2,603 (824) 1960 2/21/2007 14 to 30 Years Manufacturing Pulaski, VA (a) 333 1,536 - - 333 1,536 1,869 (869) 1967 12/11/2006 15 to 20 Years Manufacturing Royal Oak, MI (a) 3,426 7,071 - - 3,426 7,071 10,497 (2,577) 1952 3/10/2006 15 to 30 Years Manufacturing Troy, MI (a) 1,128 947 - - 1,128 947 2,075 (351) 1952 3/10/2006 15 to 30 Years Marcus Theaters Arnold, MO (a) 3,275 3,014 - - 3,275 3,014 6,289 (945) 1999 7/17/2013 5 to 21 Years Markle Medical Center Warren, IN (c) 220 278 - - 220 278 498 (55) 2007 8/18/2014 4 to 20 Years Marsh Supermarket Indianapolis, IN (c) 1,640 8,063 - - 1,640 8,063 9,703 (1,026) 1999 7/17/2013 7 to 33 Years Martin's Austell, GA (a) 838 216 - - 838 216 1,054 (218) 1962 2/28/2006 15 to 20 Years Martin's Carrollton, GA (a) 508 603 - - 508 603 1,111 (233) 2000 2/28/2006 15 to 40 Years Martin's Cartersville, GA (a) 581 730 - - 581 730 1,311 (343) 1997 2/28/2006 15 to 30 Years Martin's Cartersville, GA (a) 439 451 - - 439 451 890 (252) 1990 2/28/2006 15 to 30 Years Martin's Douglasville, GA (a) 712 669 - - 712 669 1,381 (249) 2003 2/28/2006 15 to 40 Years Martin's Douglasville, GA (a) 764 941 - - 764 941 1,705 (387) 1990 2/28/2006 15 to 30 Years Martin's Douglasville, GA (a) 127 - - - 127 - 127 - (f) 11/14/2014 (f) Martin's Floyd, GA (a) 973 415 - - 973 415 1,388 (179) 1993 2/28/2006 15 to 30 Years Martin's Hiram, GA (a) 1,006 1,142 - - 1,006 1,142 2,148 (530) 1987 2/28/2006 15 to 30 Years Martin's Kennesaw, GA (a) 907 499 - - 907 499 1,406 (241) 2001 2/28/2006 15 to 40 Years Martin's Mableton, GA (a) 454 826 - - 454 826 1,280 (308) 1987 2/28/2006 15 to 30 Years Martin's Mableton, GA (a) 634 578 - - 634 578 1,212 (239) 1981 2/28/2006 15 to 30 Years Martin's Marietta, GA (a) 797 428 - - 797 428 1,225 (247) 1990 2/28/2006 15 to 30 Years Martin's Morrow, GA (a) 652 450 - - 652 450 1,102 (212) 1995 2/28/2006 15 to 30 Years Martin's Norcross, GA (a) 678 402 - - 678 402 1,080 (240) 1982 2/28/2006 15 to 20 Years Martin's Villa Rica, GA (a) 807 629 - - 807 629 1,436 (317) 1999 2/28/2006 15 to 30 Years Mattress Firm Columbia, SC (c) 596 872 - 216 596 1,088 1,684 (150) 1998 7/17/2013 9 to 45 Years Max & Erma's Canton, MI (a) 2,071 1,224 - - 2,071 1,224 3,295 (675) 1996 6/25/2004 15 to 30 Years Max & Erma's Hilliard, OH (a) 1,149 1,291 - - 1,149 1,291 2,440 (604) 1997 9/24/2004 15 to 30 Years Max & Erma's Mars, PA (a) 946 2,221 - - 946 2,221 3,167 (909) 1990 6/25/2004 15 to 30 Years Max & Erma's Pittsburgh, PA (a) 1,289 1,871 - - 1,289 1,871 3,160 (751) 1992 6/25/2004 15 to 30 Years Mealey's Furniture Bensalem, PA (a) 1,653 3,085 - - 1,653 3,085 4,738 (1,240) 1987 1/3/2007 15 to 30 Years Mealey's Furniture Fairless Hills, PA (a) 3,655 5,271 - - 3,655 5,271 8,926 (2,237) 1994 1/3/2007 15 to 30 Years Mealey's Furniture Maple Shade, NJ (c) 1,942 3,792 - - 1,942 3,792 5,734 (906) 1998 7/17/2013 5 to 25 Years Mealey's Furniture Morrisville, PA (a) 1,345 8,288 - - 1,345 8,288 9,633 (2,756) 2004 1/3/2007 15 to 40 Years Memphis Contract Packaging Somerville, TN (c) 345 537 - - 345 537 882 (297) 2000 5/31/2006 15 to 30 Years MGM Wine & Spirits St. Paul, MN (a) 1,262 1,016 - - 1,262 1,016 2,278 (118) 1980 3/31/2014 15 to 30 Years Michael's Collierville, TN (c) 1,114 6,726 - - 1,114 6,726 7,840 (1,007) 2002 7/17/2013 9 to 49 Years Mills Fleet Farm Waite Park, MN (c) 4,919 25,384 - 54 4,919 25,438 30,357 (683) 1979 6/9/2016 4 to 40 Years Milo's Bessemer, AL (a) 622 983 - 64 622 1,047 1,669 (178) 2002 3/29/2013 8 to 29 Years Milo's Birmingham, AL (a) 321 739 - 50 321 789 1,110 (133) 1977 3/29/2013 8 to 29 Years Milo's Birmingham, AL (a) 512 983 - 65 512 1,048 1,560 (179) 2002 3/29/2013 8 to 29 Years Milo's Calera, AL (a) 560 912 - 84 560 996 1,556 (183) 2008 3/29/2013 8 to 29 Years Milo's Gardendale, AL (a) 438 841 - 57 438 898 1,336 (152) 1996 3/29/2013 8 to 29 Years Milo's Homewood, AL (a) 583 839 - - 583 839 1,422 (119) 2002 12/5/2013 15 to 30 Years Milo's Moody, AL (a) 518 800 - 57 518 857 1,375 (152) 1997 3/29/2013 8 to 29 Years Milo's Pelham, AL (a) 605 922 - 57 605 979 1,584 (169) 1998 3/29/2013 8 to 29 Years Milo's Trussville, AL (a) 909 892 - 57 909 949 1,858 (185) 2000 3/29/2013 8 to 29 Years Missoula Fresh Market Missoula, MT (c) 2,510 4,714 - - 2,510 4,714 7,224 (346) 1999 3/11/2015 15 to 30 Years Missoula Fresh Market Missoula, MT (c) 3,008 5,168 - - 3,008 5,168 8,176 (366) 2008 3/12/2015 15 to 30 Years Mister Car Wash Abilene, TX (c) 2,733 3,080 - - 2,733 3,080 5,813 (246) 1993 4/7/2015 15 to 30 Years Mister Car Wash Albuquerque, NM (a) 2,472 2,117 - - 2,472 2,117 4,589 (345) 2005 5/13/2014 15 to 30 Years Mister Car Wash Albuquerque, NM (a) 2,657 3,225 - - 2,657 3,225 5,882 (537) 1960 5/13/2014 15 to 30 Years Mister Car Wash Albuquerque, NM (a) 1,179 - - - 1,179 - 1,179 - (f) 5/13/2014 (f)

Mister Car Wash Albuquerque, NM (a) 1,151 1,677 - - 1,151 1,677 2,828 (237) 1976 5/13/2014 15 to 30 Years Mister Car Wash Albuquerque, NM (a) 1,563 2,700 - - 1,563 2,700 4,263 (313) 1994 5/13/2014 15 to 30 Years Mister Car Wash Albuquerque, NM (a) 2,586 2,742 - - 2,586 2,742 5,328 (375) 2002 5/13/2014 15 to 30 Years Mister Car Wash Boise, ID (a) 2,155 2,488 - - 2,155 2,488 4,643 (552) 2004 5/15/2013 15 to 30 Years Mister Car Wash Boise, ID (a) 217 - - - 217 - 217 (7) 2013 5/15/2013 15 to 15 Years Mister Car Wash Casselberry, FL (c) 1,042 2,406 - - 1,042 2,406 3,448 (93) 1988 2/9/2016 13 to 30 Years Mister Car Wash Edgewater, MD (c) 4,720 1,460 - - 4,720 1,460 6,180 (162) 2005 1/21/2015 15 to 30 Years Mister Car Wash Houston, TX (a) 1,703 1,221 - - 1,703 1,221 2,924 (216) 1996 6/18/2014 15 to 30 Years Mister Car Wash Madison, WI (c) 564 1,623 - - 564 1,623 2,187 (92) 1956 6/30/2015 15 to 30 Years Mister Car Wash Madison, WI (c) 612 1,775 - - 612 1,775 2,387 (119) 1958 6/30/2015 15 to 30 Years Mister Car Wash Madison, WI (c) 905 2,728 - - 905 2,728 3,633 (167) 1961 6/30/2015 15 to 30 Years Mister Car Wash Meridian, ID (a) 1,924 2,170 536 20 2,460 2,190 4,650 (515) 2006 5/15/2013 15 to 30 Years Mister Car Wash Millersville, MD (c) 2,250 1,636 - - 2,250 1,636 3,886 (145) 2007 1/21/2015 15 to 30 Years Mister Car Wash Nampa, ID (a) 3,240 2,343 - - 3,240 2,343 5,583 (598) 2010 5/15/2013 15 to 30 Years Mister Car Wash Ocoee, FL (c) 2,128 1,775 - 18 2,128 1,793 3,921 (60) 2009 5/3/2016 17 to 30 Years Mister Car Wash Orlando, FL (c) 2,709 2,728 - 45 2,709 2,773 5,482 (122) 2001 2/9/2016 13 to 30 Years Mister Car Wash Orlando, FL (c) 1,629 1,895 - - 1,629 1,895 3,524 (89) 2005 2/9/2016 13 to 30 Years Mister Car Wash Rockford, IL (c) 706 2,669 - - 706 2,669 3,375 (151) 1959 6/30/2015 15 to 30 Years Mister Car Wash Round Rock, TX (c) 1,167 1,549 - - 1,167 1,549 2,716 (123) 2009 5/7/2015 15 to 30 Years Mister Car Wash St. Paul, MN (c) 5,274 136 - - 5,274 136 5,410 (26) 1966 12/13/2016 12 to 30 Years Monterey's Tex Mex Alvin, TX (a) 256 585 - - 256 585 841 (590) 1997 12/30/2004 10 to 15 Years Monterey's Tex Mex Bryan, TX (a) 739 700 - - 739 700 1,439 (439) 1988 12/30/2004 15 to 20 Years Monterey's Tex Mex Houston, TX (a) 585 561 - - 585 561 1,146 (589) 1979 12/30/2004 10 to 15 Years Mountainside Fitness Chandler, AZ (a) 1,028 5,318 - - 1,028 5,318 6,346 (561) 2002 7/17/2013 8 to 40 Years NAPA North Little Rock, AR (a) 244 310 - - 244 310 554 (42) 2001 3/31/2014 2 to 30 Years Neighbor's Emergency Center El Paso, TX (a) 890 3,555 - - 890 3,555 4,445 (55) 2015 6/20/2016 11 to 50 Years Neighbor's Emergency Center Midland, TX (a) 3,074 2,033 - - 3,074 2,033 5,107 (42) 2015 6/20/2016 11 to 50 Years Neighbor's Emergency Center Orange, TX (a) 389 2,090 - - 389 2,090 2,479 (36) 2015 6/20/2016 10 to 50 Years Neighbor's Emergency Center Tyler, TX (a) 1,526 2,374 - - 1,526 2,374 3,900 (41) 2015 6/20/2016 11 to 50 Years NextCare Urgent Care Round Rock, TX (c) 271 728 - - 271 728 999 (62) 1985 8/18/2014 8 to 40 Years Norms Bellflower, CA (a) 1,284 1,636 - - 1,284 1,636 2,920 (139) 1970 12/19/2014 15 to 30 Years Norms Bellflower, CA (a) 1,273 1,501 - - 1,273 1,501 2,774 (92) 1981 12/19/2014 15 to 50 Years Norms Claremont, CA (a) 2,764 2,919 - - 2,764 2,919 5,683 (240) 2011 12/19/2014 15 to 40 Years Norms Downey, CA (a) 2,329 2,526 - - 2,329 2,526 4,855 (186) 1993 12/19/2014 15 to 40 Years Norms Huntington Park, CA (a) 1,822 1,211 - - 1,822 1,211 3,033 (119) 1957 12/19/2014 15 to 30 Years Norms Pico Rivera, CA (a) 2,785 3,126 - - 2,785 3,126 5,911 (231) 2014 12/19/2014 15 to 40 Years Norms Riverside, CA (a) 1,988 1,211 - - 1,988 1,211 3,199 (136) 2002 12/19/2014 15 to 30 Years Norms Santa Ana, CA (a) 2,112 1,501 - - 2,112 1,501 3,613 (137) 1976 12/19/2014 15 to 30 Years Norms Torrance, CA (a) 3,509 2,754 - - 3,509 2,754 6,263 (205) 1998 12/19/2014 15 to 40 Years Norms Whittier, CA (a) 1,439 1,874 - - 1,439 1,874 3,313 (132) 1991 12/19/2014 15 to 40 Years Northern Tool & Equipment Blaine, MN (c) 1,728 3,437 - - 1,728 3,437 5,165 (406) 2006 7/17/2013 8 to 43 Years Office Depot Alcoa, TN (c) 918 3,170 - - 918 3,170 4,088 (350) 1999 7/17/2013 8 to 40 Years Office Depot Balcones Heights, TX (b) 1,888 2,117 - - 1,888 2,117 4,005 (254) 2009 7/17/2013 11 to 46 Years Office Depot Benton, AR (c) 1,236 1,926 - - 1,236 1,926 3,162 (260) 2001 7/17/2013 3 to 38 Years Office Depot Dayton, OH (c) 710 2,417 - - 710 2,417 3,127 (256) 2005 7/17/2013 8 to 47 Years Office Depot Enterprise, AL (c) 675 2,239 - - 675 2,239 2,914 (258) 2006 7/17/2013 8 to 43 Years Office Depot Greenville, MS (c) 583 2,315 - - 583 2,315 2,898 (288) 2000 7/17/2013 1 to 35 Years Office Depot Laurel, MS (c) 401 2,164 - - 401 2,164 2,565 (272) 2002 7/17/2013 3 to 35 Years Office Depot London, KY (c) 1,398 2,061 - - 1,398 2,061 3,459 (248) 2001 7/17/2013 3 to 46 Years Office Depot Morrisville, NC (c) 408 2,732 - - 408 2,732 3,140 (274) 2008 7/17/2013 11 to 47 Years Office Depot Oxford, MS (c) 1,625 1,024 - - 1,625 1,024 2,649 (190) 2006 7/17/2013 9 to 33 Years Office Depot Orangeburg, SC (c) 621 2,208 - - 621 2,208 2,829 (239) 1999 7/17/2013 12 to 45 Years Ogden Clinic Ogden, UT (c) 597 2,331 - - 597 2,331 2,928 (265) 1985 8/18/2014 7 to 30 Years Ojos Locos Sports Cantina El Paso, TX (c) 1,725 1,470 - - 1,725 1,470 3,195 (120) 2014 4/15/2015 15 to 30 Years Ojos Locos Sports Cantina San Antonio, TX (a) 1,204 519 - - 1,204 519 1,723 (48) 1993 9/26/2013 30 to 30 Years Old Mexico Cantina Gadsden, AL (a) 626 1,439 (229) (506) 397 933 1,330 (295) 2007 12/21/2007 10 to 50 Years Old Time Pottery Fairview Heights, IL (c) 1,418 2,383 - 521 1,418 2,904 4,322 (1,141) 1990 7/17/2013 3 to 10 Years Old Time Pottery Foley, AL (c) 1,240 2,983 - - 1,240 2,983 4,223 (309) 1994 5/8/2015 9 to 20 Years Old Time Pottery Murfreesboro, TN (c) 3,413 6,727 - - 3,413 6,727 10,140 (700) 1985 2/25/2015 9 to 20 Years Oregano's Pizza Bistro Gilbert, AZ (a) 643 1,669 - - 643 1,669 2,312 (304) 2006 10/28/2011 14 to 39 Years Oregano's Pizza Bistro Mesa, AZ (a) 676 911 - - 676 911 1,587 (202) 1978 10/28/2011 14 to 39 Years Oregano's Pizza Bistro Phoenix, AZ (a) 787 663 - - 787 663 1,450 (198) 1964 10/28/2011 14 to 29 Years O'Reilly Auto Parts Pea Ridge, AR (a) 217 - - - 217 - 217 - (f) 3/31/2014 (f) O'Reilly Auto Parts Warren, AR (a) 217 375 - - 217 375 592 (56) 2006 3/31/2014 13 to 30 Years Orscheln Farm and Home Mountain Home, AR (a) 944 690 - - 944 690 1,634 (227) 1977 3/31/2014 6 to 15 Years Orscheln Farm and Home Pocahontas, AR (a) 361 471 - - 361 471 832 (110) 1986 3/31/2014 7 to 20 Years

Oxford Orthopaedics & Sports Oxford, MS (a) 1,416 4,451 - - 1,416 4,451 5,867 (363) 2001 5/15/2014 15 to 40 Years Pawn 1 Caldwell, ID (c) 470 1,739 - - 470 1,739 2,209 (63) 2009 7/31/2015 15 to 50 Years Pawn 1 Spokane, WA (c) 970 1,945 - - 970 1,945 2,915 (83) 1994 7/31/2015 15 to 40 Years Pep Boys Albuquerque, NM (a) 885 2,998 - - 885 2,998 3,883 (350) 1990 7/17/2013 7 to 35 Years Pep Boys Arlington Heights, IL (a) 1,530 5,354 - - 1,530 5,354 6,884 (620) 1995 7/17/2013 9 to 36 Years Pep Boys Clarksville, IN (a) 1,055 1,758 - - 1,055 1,758 2,813 (289) 1993 7/17/2013 8 to 30 Years Pep Boys Colorado Springs, CO (a) 1,335 1,587 - - 1,335 1,587 2,922 (368) 1994 7/17/2013 7 to 26 Years Pep Boys El Centro, CA (a) 1,295 1,504 - - 1,295 1,504 2,799 (255) 1998 7/17/2013 9 to 33 Years Pep Boys Frederick, MD (a) 1,571 2,529 - - 1,571 2,529 4,100 (320) 1987 7/17/2013 9 to 40 Years Pep Boys Hampton, VA (a) 1,662 2,974 - - 1,662 2,974 4,636 (448) 1993 7/17/2013 9 to 35 Years Pep Boys Lakeland, FL (a) 1,204 1,917 - - 1,204 1,917 3,121 (258) 1991 7/17/2013 7 to 38 Years Pep Boys Orem, UT (a) 1,224 2,132 - - 1,224 2,132 3,356 (278) 1990 7/17/2013 9 to 40 Years Pep Boys Pasadena, TX (a) 1,224 4,263 - - 1,224 4,263 5,487 (488) 1995 7/17/2013 9 to 40 Years Pep Boys Tamarac, FL (a) 1,407 2,660 - - 1,407 2,660 4,067 (317) 1997 7/17/2013 7 to 39 Years Pep Boys West Warwick, RI (a) 1,323 2,917 - - 1,323 2,917 4,240 (369) 1993 7/17/2013 9 to 41 Years Perkins Family Restaurant Ashland, OH (a) 294 642 - - 294 642 936 (147) 1971 3/18/2013 13 to 20 Years Perkins Family Restaurant Ashtabula, OH (a) 865 244 - - 865 244 1,109 (160) 1975 2/6/2007 15 to 30 Years Perkins Family Restaurant Austintown, OH (a) 1,106 450 - - 1,106 450 1,556 (230) 1991 2/6/2007 15 to 30 Years Perkins Family Restaurant Bradford, PA (a) 368 255 - - 368 255 623 (151) 1977 2/6/2007 15 to 30 Years Perkins Family Restaurant Brooklyn, OH (c) 1,226 672 - - 1,226 672 1,898 (313) 2001 2/6/2007 10 to 25 Years Perkins Family Restaurant Canfield, OH (a) 449 644 92 - 541 644 1,185 (290) 1973 2/6/2007 15 to 30 Years Perkins Family Restaurant Canton, OH (a) 1,325 781 - - 1,325 781 2,106 (342) 1989 2/6/2007 15 to 30 Years Perkins Family Restaurant Clarion, PA (a) 426 653 - - 426 653 1,079 (304) 1976 2/6/2007 15 to 30 Years Perkins Family Restaurant Corry, PA (a) 411 279 - - 411 279 690 (183) 1977 2/6/2007 15 to 30 Years Perkins Family Restaurant Edinboro, PA (a) 384 350 - - 384 350 734 (202) 1973 2/6/2007 15 to 30 Years Perkins Family Restaurant Erie, PA (a) 575 740 - - 575 740 1,315 (316) 1974 2/6/2007 15 to 30 Years Perkins Family Restaurant Erie, PA (a) 463 565 - - 463 565 1,028 (259) 1973 2/6/2007 15 to 30 Years Perkins Family Restaurant Erie, PA (a) 855 147 - - 855 147 1,002 (138) 1973 2/6/2007 15 to 30 Years Perkins Family Restaurant Grove City, PA (a) 531 495 - - 531 495 1,026 (246) 1976 2/6/2007 15 to 30 Years Perkins Family Restaurant Hermitage, PA (c) 604 717 - - 604 717 1,321 (334) 1978 2/6/2007 10 to 25 Years Perkins Family Restaurant Indiana, PA (a) 331 323 - - 331 323 654 (180) 1982 2/6/2007 15 to 30 Years Perkins Family Restaurant Meadville, PA (a) 981 1,056 - - 981 1,056 2,037 (435) 1983 2/6/2007 15 to 30 Years Perkins Family Restaurant Middleburg Heights, OH (a) 1,456 793 - - 1,456 793 2,249 (349) 1987 2/6/2007 15 to 30 Years Perkins Family Restaurant Olean, NY (a) 355 663 - - 355 663 1,018 (301) 1977 2/6/2007 15 to 30 Years Perkins Family Restaurant Titusville, PA (a) 247 438 - - 247 438 685 (205) 1976 4/29/2011 11 to 26 Years Perkins Family Restaurant Warren, OH (a) 973 640 - - 973 640 1,613 (293) 1999 2/6/2007 15 to 30 Years Perkins Family Restaurant Warren, PA (a) 383 427 - - 383 427 810 (235) 1970 2/6/2007 15 to 30 Years Perkins Family Restaurant Youngstown, OH (a) 1,560 557 - - 1,560 557 2,117 (268) 1985 2/6/2007 15 to 30 Years PetSmart Bridgeton, MO (c) 11,464 9,907 - - 11,464 9,907 21,371 (2,552) 1991 7/17/2013 7 to 25 Years PetSmart Chattanooga, TN (b) 1,689 2,837 - - 1,689 2,837 4,526 (343) 1996 7/17/2013 8 to 40 Years PetSmart Daytona Beach, FL (b) 775 3,880 - - 775 3,880 4,655 (400) 1996 7/17/2013 8 to 42 Years PetSmart Fredericksburg, VA (b) 1,783 3,491 - - 1,783 3,491 5,274 (396) 1997 7/17/2013 8 to 44 Years PetSmart McCarran, NV (c) 8,333 37,763 - - 8,333 37,763 46,096 (5,042) 2008 7/17/2013 8 to 40 Years Pier1 Imports St. Louis, MO (a) 785 1,023 - - 785 1,023 1,808 (114) 1996 8/30/2013 15 to 40 Years Pike Nursery Alpharetta, GA (a) 2,497 2,160 - - 2,497 2,160 4,657 (1,135) 1994 7/1/2005 15 to 30 Years Pike Nursery Alpharetta, GA (a) 4,079 1,948 - - 4,079 1,948 6,027 (1,431) 1983 7/1/2005 15 to 20 Years Pike Nursery Atlanta, GA (a) 4,863 815 - - 4,863 815 5,678 (710) 1970 7/1/2005 15 to 20 Years Pike Nursery Marietta, GA (a) 4,675 854 - - 4,675 854 5,529 (737) 1996 7/1/2005 15 to 30 Years Pike Nursery Marietta, GA (a) 2,610 865 - - 2,610 865 3,475 (709) 1977 7/1/2005 15 to 20 Years Pine Creek Medical Center Dallas, TX (a) 1,633 21,835 - 2,019 1,633 23,854 25,487 (5,087) 2005 8/29/2005 15 to 50 Years Pine Creek Medical Center Dallas, TX (a) 1,915 9,150 - - 1,915 9,150 11,065 (1,393) 2006 3/28/2013 11 to 50 Years Pioneer Hi-Bred Maxton, NC (c) 870 6,960 - - 870 6,960 7,830 (2) 2016 12/16/2016 9 to 40 Years Pizza Hut Alcoa, TN (a) 228 219 - - 228 219 447 (113) 1982 11/2/2007 15 to 30 Years Pizza Hut Alcoa, TN (a) 483 318 - - 483 318 801 (169) 1978 11/2/2007 15 to 30 Years Pizza Hut Alexandria, VA (a) 1,024 202 - 12 1,024 214 1,238 (147) 1979 12/19/2006 11 to 20 Years Pizza Hut Athens, TN (a) 197 341 - 176 197 517 714 (231) 1977 11/2/2007 15 to 30 Years Pizza Hut Blakely, GA (a) 288 744 - - 288 744 1,032 (470) 1987 6/25/2004 15 to 20 Years Pizza Hut Bowie, MD (a) 333 173 - 200 333 373 706 (220) 1983 11/27/2006 15 to 20 Years Pizza Hut Burlington, IA (a) 304 588 - - 304 588 892 (284) 1996 9/23/2005 15 to 30 Years Pizza Hut Burlington, IA (a) 318 484 - - 318 484 802 (240) 2006 12/4/2006 15 to 30 Years Pizza Hut Charleston, IL (a) 272 220 - - 272 220 492 (233) 1986 9/23/2005 10 to 15 Years Pizza Hut Chatsworth, GA (a) 213 558 - - 213 558 771 (232) 1979 11/2/2007 15 to 30 Years Pizza Hut Chattanooga, TN (a) 352 246 - - 352 246 598 (179) 1984 11/2/2007 15 to 30 Years Pizza Hut Clinton, MD (a) 300 193 - 200 300 393 693 (179) 1980 11/27/2006 13 to 20 Years Pizza Hut Clinton, TN (a) 417 293 - - 417 293 710 (171) 1994 11/2/2007 15 to 30 Years Pizza Hut Creston, IA (a) 103 180 - - 103 180 283 (200) 1974 12/15/2005 10 to 15 Years

Pizza Hut Crossville, TN (a) 220 288 - 176 220 464 684 (215) 1978 11/2/2007 15 to 30 Years Pizza Hut Culpeper, VA (a) 367 169 - - 367 169 536 (115) 1977 12/19/2006 15 to 20 Years Pizza Hut Dayton, TN (a) 308 291 - 176 308 467 775 (214) 1979 11/2/2007 15 to 30 Years Pizza Hut De Witt, IA (a) 248 333 - - 248 333 581 (238) 1984 9/23/2005 15 to 20 Years Pizza Hut Decorah, IA (a) 207 91 - - 207 91 298 (112) 1985 9/23/2005 10 to 15 Years Pizza Hut Dubuque, IA (a) 479 298 - - 479 298 777 (367) 1970 9/23/2005 10 to 15 Years Pizza Hut Duluth, MN (a) 74 423 - - 74 423 497 (134) 1915 5/24/2005 15 to 30 Years Pizza Hut Dyersville, IA (a) 267 513 - - 267 513 780 (356) 1983 9/23/2005 14 to 20 Years Pizza Hut Effingham, IL (a) 357 228 - - 357 228 585 (279) 1973 9/23/2005 10 to 15 Years Pizza Hut Emmitsburg, MD (a) 141 182 - - 141 182 323 (104) 1981 11/27/2006 15 to 20 Years Pizza Hut Ephrata, PA (a) 685 231 - - 685 231 916 (190) 1978 1/30/2006 15 to 20 Years Pizza Hut Evansville, IN (a) 270 231 - - 270 231 501 (73) 2000 6/25/2004 30 to 30 Years Pizza Hut Frederick, MD (a) 440 236 - 5 440 241 681 (138) 1977 11/27/2006 11 to 20 Years Pizza Hut Geneva, AL (a) 522 570 - - 522 570 1,092 (622) 1990 6/25/2004 10 to 15 Years Pizza Hut Geneva, NY (a) 177 139 - - 177 139 316 (164) 1975 8/27/2009 8 to 13 Years Pizza Hut Hagerstown, MD (a) 546 342 - 68 546 410 956 (218) 1975 11/27/2006 11 to 20 Years Pizza Hut Hamilton, NY (a) 145 152 - - 145 152 297 (115) 1982 6/30/2009 13 to 18 Years Pizza Hut Harriman, TN (a) 314 143 - 176 314 319 633 (170) 1979 11/2/2007 15 to 30 Years Pizza Hut Harrisburg, PA (a) 762 241 - 176 762 417 1,179 (294) 1977 1/30/2006 15 to 20 Years Pizza Hut Harrisburg, PA (a) 611 239 - - 611 239 850 (256) 1978 1/30/2006 15 to 20 Years Pizza Hut Harrisburg, PA (a) 423 307 - - 423 307 730 (171) 1973 1/30/2006 15 to 20 Years Pizza Hut Hyattsville, MD (a) 702 245 - - 702 245 947 (166) 1985 11/27/2006 15 to 20 Years Pizza Hut Independence, IA (a) 223 473 - - 223 473 696 (518) 1976 9/23/2005 10 to 15 Years Pizza Hut Kimball, TN (a) 367 283 - 176 367 459 826 (217) 1987 11/2/2007 15 to 30 Years Pizza Hut Knoxville, TN (a) 296 343 - 176 296 519 815 (223) 1978 11/2/2007 15 to 30 Years Pizza Hut Knoxville, TN (a) 172 700 - - 172 700 872 (251) 1991 11/2/2007 15 to 30 Years Pizza Hut LaFayette, GA (a) 246 434 - 176 246 610 856 (257) 1991 11/2/2007 15 to 30 Years Pizza Hut Lakeville, MN (a) 342 439 - - 342 439 781 (175) 1988 5/24/2005 15 to 30 Years Pizza Hut Lancaster, PA (a) 308 161 - - 308 161 469 (115) 1977 7/25/2006 15 to 30 Years Pizza Hut Lanham, MD (a) 302 193 - 200 302 393 695 (182) 1980 11/27/2006 13 to 20 Years Pizza Hut Lebanon, PA (a) 616 316 - 176 616 492 1,108 (305) 1980 1/30/2006 15 to 20 Years Pizza Hut Madill, OK (a) 352 648 - - 352 648 1,000 (734) 1972 6/25/2004 10 to 15 Years Pizza Hut Manchester, IA (a) 351 495 - - 351 495 846 (541) 1977 9/23/2005 10 to 15 Years Pizza Hut Maquoketa, IA (a) 184 90 - - 184 90 274 (138) 1973 9/23/2005 10 to 15 Years Pizza Hut Mayfield, KY (a) 307 596 - - 307 596 903 (336) 1997 6/25/2004 15 to 30 Years Pizza Hut Mechanicsburg, PA (a) 801 481 - - 801 481 1,282 (328) 1995 1/30/2006 15 to 20 Years Pizza Hut New Cumberland, PA (a) 634 278 - 176 634 454 1,088 (296) 1990 1/30/2006 15 to 20 Years Pizza Hut Owensboro, KY (a) 250 502 - - 250 502 752 (158) 1991 6/25/2004 30 to 30 Years Pizza Hut Powell, TN (a) 252 377 - 176 252 553 805 (244) 1982 11/2/2007 15 to 30 Years Pizza Hut Reston, VA (a) 1,033 193 - - 1,033 193 1,226 (139) 1977 11/27/2006 15 to 20 Years Pizza Hut Ringgold, GA (a) 387 374 - - 387 374 761 (177) 1990 11/2/2007 15 to 30 Years Pizza Hut Rock Falls, IL (a) 314 631 - - 314 631 945 (293) 1995 9/23/2005 15 to 30 Years Pizza Hut Salem, IL (a) 271 218 - - 271 218 489 (113) 2000 7/28/2004 15 to 30 Years Pizza Hut Silver Spring, MD (a) 1,008 251 - - 1,008 251 1,259 (183) 1983 11/27/2006 15 to 20 Years Pizza Hut Soddy Daisy, TN (a) 316 405 - - 316 405 721 (193) 1989 11/2/2007 15 to 30 Years Pizza Hut Sweetwater, TN (a) 231 307 - - 231 307 538 (154) 1979 11/2/2007 15 to 30 Years Pizza Hut Taylorville, IL (a) 154 352 - - 154 352 506 (357) 1980 9/23/2005 10 to 15 Years Pizza Hut Thurmont, MD (a) 857 307 - 68 857 375 1,232 (217) 1985 11/27/2006 11 to 20 Years Pizza Hut Tipton, IA (a) 240 408 - - 240 408 648 (485) 1991 9/23/2005 10 to 15 Years Pizza Hut Trenton, GA (a) 300 227 - - 300 227 527 (141) 1991 11/2/2007 15 to 30 Years Pizza Hut Upper Marlboro, MD (a) 290 172 - - 290 172 462 (137) 1983 11/27/2006 15 to 20 Years Pizza Hut Vandalia, IL (a) 409 202 - - 409 202 611 (331) 1977 9/23/2005 10 to 15 Years Pizza Hut Vinton, IA (a) 121 114 - - 121 114 235 (168) 1978 9/23/2005 10 to 15 Years Pizza Hut Walkersville, MD (a) 381 238 - 68 381 306 687 (161) 1985 11/27/2006 11 to 20 Years Pizza Hut Warrenton, VA (a) 378 254 - - 378 254 632 (170) 1985 12/19/2006 14 to 20 Years Pizza Hut Woodbury, MN (a) 555 411 (146) (86) 409 325 734 (139) 1987 5/24/2005 15 to 30 Years Planet Fitness Burnsville, MN (a) 1,461 1,597 - 22 1,461 1,619 3,080 (83) 1978 4/15/2016 8 to 20 Years Planet Fitness Chicago, IL (a) 1,009 2,965 - - 1,009 2,965 3,974 (300) 2007 12/9/2013 14 to 40 Years Planet Fitness Mesquite, TX (c) 601 1,770 - - 601 1,770 2,371 (95) 1986 1/15/2016 8 to 30 Years Planet Fitness Phoenix, AZ (c) 642 2,245 - - 642 2,245 2,887 (201) 1988 9/30/2014 14 to 30 Years Popeye's Chicken & Biscuits Baton Rouge, LA (a) 391 599 - - 391 599 990 (355) 1980 9/24/2004 15 to 20 Years Popeye's Chicken & Biscuits Baton Rouge, LA (a) 747 558 - - 747 558 1,305 (401) 1984 9/24/2004 15 to 20 Years Popeye's Chicken & Biscuits Denham Springs, LA (a) 419 594 - - 419 594 1,013 (363) 1983 9/24/2004 15 to 20 Years Popeye's Chicken & Biscuits Bartlett, TN (a) 411 - - - 411 - 411 - (f) 10/30/2013 (f) Popeye's Chicken & Biscuits Baton Rouge, LA (a) 565 286 - - 565 286 851 (227) 1991 6/25/2004 15 to 20 Years Popeye's Chicken & Biscuits Baton Rouge, LA (a) 594 417 - - 594 417 1,011 (299) 1979 6/25/2004 15 to 20 Years

Popeye's Chicken & Biscuits Baton Rouge, LA (a) 472 642 - - 472 642 1,114 (289) 1987 9/24/2004 15 to 30 Years Popeye's Chicken & Biscuits Collierville, TN (a) 539 - - - 539 - 539 - (f) 10/30/2013 (f) Popeye's Chicken & Biscuits Deerfield Beach, FL (a) 668 295 - - 668 295 963 (160) 1970 9/24/2004 15 to 30 Years Popeye's Chicken & Biscuits Fort Lauderdale, FL (a) 601 121 - - 601 121 722 (201) 1984 9/24/2004 10 to 15 Years Popeye's Chicken & Biscuits Fort Pierce, FL (a) 667 184 - - 667 184 851 (138) 1999 9/24/2004 15 to 30 Years Popeye's Chicken & Biscuits Holly Springs, MS (a) 116 - - - 116 - 116 - (f) 10/30/2013 (f) Popeye's Chicken & Biscuits Horn Lake, MS (a) 231 - - - 231 - 231 - (f) 10/30/2013 (f) Popeye's Chicken & Biscuits Houston, TX (a) 592 302 - - 592 302 894 (178) 1979 9/28/2006 15 to 20 Years Popeye's Chicken & Biscuits Lafayette, LA (a) 300 779 - - 300 779 1,079 (97) 1972 10/30/2013 15 to 30 Years Popeye's Chicken & Biscuits Lauderdale Lakes, FL (a) 411 346 - - 411 346 757 (149) 1998 12/29/2006 15 to 30 Years Popeye's Chicken & Biscuits Memphis, TN (a) 320 - - - 320 - 320 - (f) 10/30/2013 (f) Popeye's Chicken & Biscuits Miami, FL (a) 602 14 - - 602 14 616 (183) 1978 9/24/2004 10 to 15 Years Popeye's Chicken & Biscuits Miami, FL (a) 596 105 - - 596 105 701 (153) 1978 9/24/2004 10 to 15 Years Popeye's Chicken & Biscuits Nashville, TN (a) 264 - - - 264 - 264 - (f) 10/30/2013 (f) Popeye's Chicken & Biscuits Nashville, TN (a) 538 - - - 538 - 538 - (f) 10/30/2013 (f) Popeye's Chicken & Biscuits Opelousas, LA (a) 419 659 - - 419 659 1,078 (91) 1968 10/30/2013 15 to 30 Years Popeye's Chicken & Biscuits Pensacola, FL (a) 860 291 - - 860 291 1,151 (393) 1977 7/28/2004 10 to 15 Years Popeye's Chicken & Biscuits Port Allen, LA (a) 521 575 - - 521 575 1,096 (311) 1997 9/24/2004 15 to 30 Years Popeye's Chicken & Biscuits San Antonio, TX (a) 517 373 - - 517 373 890 (200) 2002 9/25/2006 15 to 30 Years Popeye's Chicken & Biscuits San Antonio, TX (a) 349 429 - - 349 429 778 (261) 1983 9/25/2006 15 to 20 Years Popeye's Chicken & Biscuits San Antonio, TX (a) 428 339 - - 428 339 767 (185) 2001 9/25/2006 15 to 30 Years Popeye's Chicken & Biscuits San Antonio, TX (a) 539 300 - - 539 300 839 (200) 2001 9/25/2006 15 to 30 Years Popeye's Chicken & Biscuits St. Louis, MO (a) 503 651 - - 503 651 1,154 (386) 1976 9/24/2004 15 to 20 Years Popeye's Chicken & Biscuits St. Louis, MO (a) 828 351 - - 828 351 1,179 (300) 1986 9/24/2004 15 to 20 Years Popeye's Chicken & Biscuits Tempe, AZ (a) 480 361 - - 480 361 841 (191) 2003 9/25/2006 15 to 30 Years Price Cutter Fort Smith, AR (a) 837 1,831 - - 837 1,831 2,668 (289) 1994 4/30/2014 3 to 20 Years Price Cutter Rogers, AR (a) 1,028 1,685 - - 1,028 1,685 2,713 (257) 1994 3/31/2014 6 to 20 Years PriMed Physicians Beavercreek, OH (c) 559 1,420 - - 559 1,420 1,979 (152) 1985 8/18/2014 7 to 40 Years Progressive Medical Dunwoody, GA (c) 1,061 4,556 - 22 1,061 4,578 5,639 (37) 1988 10/27/2016 2 to 40 Years Promedica Physicians Eyecare Monroe, MI (c) 728 3,440 - - 728 3,440 4,168 (404) 2002 8/18/2014 9 to 30 Years PwC Columbia, SC (c) 2,095 16,191 (627) (1,136) 1,468 15,055 16,523 (6,596) 1988 9/9/2005 5 to 29 Years Rainbow Kids Clinic Clarksville, TN (a) 978 2,718 - - 978 2,718 3,696 (177) 2011 12/4/2014 15 to 40 Years Rally's Florence, KY (a) 524 209 - - 524 209 733 (167) 1992 9/24/2004 15 to 30 Years Rally's Louisville, KY (a) 334 251 - - 334 251 585 (143) 1991 9/24/2004 15 to 20 Years Rally's Marion, IN (a) 503 153 - - 503 153 656 (133) 1990 9/24/2004 15 to 20 Years Rally's New Albany, IN (a) 497 278 - - 497 278 775 (172) 1992 9/24/2004 15 to 30 Years Raymour & Flanigan Furniture Horseheads, NY (a) 1,376 12,506 - - 1,376 12,506 13,882 (339) 2005 10/6/2015 15 to 50 Years Raymour & Flanigan Furniture Johnson City, NY (a) 1,459 10,433 - - 1,459 10,433 11,892 (363) 1978 10/6/2015 15 to 40 Years RBG Eye Associates Sherman, TX (a) 1,249 4,713 - - 1,249 4,713 5,962 (217) 2013 6/30/2015 15 to 40 Years Rebounderz Indoor Trampoline Arena Jenison, MI (c) 1,111 2,207 - - 1,111 2,207 3,318 (721) 1999 7/17/2013 3 to 22 Years Red Lobster Restaurants Adrian, MI (c) 652 1,233 - - 652 1,233 1,885 (111) 1991 12/23/2014 15 to 30 Years Red Lobster Restaurants Albany, GA (c) 744 1,340 - - 744 1,340 2,084 (121) 1971 12/23/2014 15 to 30 Years Red Lobster Restaurants Aurora, CO (c) 1,151 1,742 - - 1,151 1,742 2,893 (127) 1974 12/23/2014 15 to 40 Years Red Lobster Restaurants Beachwood, OH (c) 1,080 1,773 - - 1,080 1,773 2,853 (132) 1977 12/23/2014 15 to 40 Years Red Lobster Restaurants Bloomington, IL (c) 662 1,029 - - 662 1,029 1,691 (94) 1975 12/23/2014 15 to 30 Years Red Lobster Restaurants Bradley, IL (c) 1,610 1,783 - - 1,610 1,783 3,393 (179) 1991 12/23/2014 15 to 30 Years Red Lobster Restaurants Columbus, GA (c) 876 1,243 - - 876 1,243 2,119 (115) 2003 12/23/2014 15 to 30 Years Red Lobster Restaurants Council Bluffs, IA (c) 1,070 703 - - 1,070 703 1,773 (77) 1995 12/23/2014 15 to 30 Years Red Lobster Restaurants Duluth, GA (c) 1,913 4,576 - - 1,913 4,576 6,489 - 1984 12/22/2016 13 to 40 Years Red Lobster Restaurants Durham, NC (c) 1,477 1,661 - - 1,477 1,661 3,138 (157) 1978 12/23/2014 15 to 30 Years Red Lobster Restaurants Findlay, OH (c) 958 1,029 - - 958 1,029 1,987 (103) 1991 12/23/2014 15 to 30 Years Red Lobster Restaurants Indianapolis, IN (c) 703 1,223 - - 703 1,223 1,926 (118) 1974 12/23/2014 15 to 30 Years Red Lobster Restaurants Indianapolis, IN (c) 418 1,223 - - 418 1,223 1,641 (88) 1992 12/23/2014 15 to 30 Years Red Lobster Restaurants Lewiston, ID (c) 1,080 866 - - 1,080 866 1,946 (97) 1996 12/23/2014 15 to 30 Years Red Lobster Restaurants Meadville, PA (c) 652 1,284 - - 652 1,284 1,936 (132) 1991 12/23/2014 15 to 30 Years Red Lobster Restaurants Monroe, MI (c) 927 897 - - 927 897 1,824 (106) 1996 12/23/2014 15 to 30 Years Red Lobster Restaurants Monroeville, PA (c) 1,677 3,508 - - 1,677 3,508 5,185 - 2009 12/22/2016 12 to 30 Years Red Lobster Restaurants Oak Ridge, TN (c) 988 1,019 - - 988 1,019 2,007 (95) 1994 12/23/2014 15 to 30 Years Red Lobster Restaurants Oxford, AL (c) 489 1,212 - - 489 1,212 1,701 (112) 1991 12/23/2014 15 to 30 Years Red Lobster Restaurants Paducah, KY (c) 1,485 2,407 - - 1,485 2,407 3,892 - 2013 12/22/2016 13 to 40 Years Red Lobster Restaurants Rockford, IL (c) 1,348 2,842 - - 1,348 2,842 4,190 - 1977 12/22/2016 13 to 40 Years Red Lobster Restaurants Salina, KS (c) 764 1,100 - - 764 1,100 1,864 (111) 1994 12/23/2014 15 to 30 Years Red Lobster Restaurants Stillwater, OK (c) 611 1,447 - - 611 1,447 2,058 (109) 1995 12/23/2014 15 to 30 Years Red Lobster Restaurants Syracuse, NY (c) 734 1,518 - - 734 1,518 2,252 (146) 1981 12/23/2014 15 to 30 Years Red Lobster Restaurants Tifton, GA (c) 642 1,009 - - 642 1,009 1,651 (80) 1995 12/23/2014 15 to 40 Years Red Lobster Restaurants Tullahoma, TN (c) 520 886 - - 520 886 1,406 (74) 1996 12/23/2014 15 to 40 Years

Red Lobster Restaurants Waterford, MI (c) 761 1,958 - - 761 1,958 2,719 (130) 1997 2/10/2015 15 to 40 Years Red Lobster Restaurants Winston-Salem, NC (c) 1,707 1,873 - - 1,707 1,873 3,580 - 1998 12/22/2016 13 to 40 Years Red Lobster Restaurants Zanesville, OH (c) 1,088 2,218 - - 1,088 2,218 3,306 - 1992 12/22/2016 11 to 30 Years Red Mesa Grill Boyne City, MI (c) 69 938 - - 69 938 1,007 (37) 1997 11/9/2015 15 to 30 Years Red Mesa Grill Elk Rapids, MI (c) 227 947 - - 227 947 1,174 (41) 1998 11/9/2015 15 to 30 Years Red Mesa Grill Traverse City, MI (c) 651 1,255 - - 651 1,255 1,906 (64) 2004 11/9/2015 15 to 30 Years Red Robin Gourmet Burgers Gurnee, IL (a) 586 619 - - 586 619 1,205 (383) 1995 6/25/2004 15 to 20 Years Regal Cinemas Avon, IN (c) 3,388 2,967 - - 3,388 2,967 6,355 (351) 1995 3/1/2016 4 to 30 Years Regal Cinemas Bowie, MD (c) 7,138 5,935 - 23 7,138 5,958 13,096 (39) 1998 11/23/2016 8 to 40 Years Regal Cinemas Carrollton, GA (c) 1,879 5,868 - - 1,879 5,868 7,747 (404) 2005 12/30/2014 15 to 40 Years Regal Cinemas Dawsonville, GA (c) 1,859 4,207 - - 1,859 4,207 6,066 (313) 2005 12/30/2014 15 to 40 Years Regal Cinemas Dickson City, PA (a) 4,198 5,269 - - 4,198 5,269 9,467 (770) 2010 9/29/2014 13 to 30 Years Regal Cinemas Fenton, MO (a) 2,792 5,982 - - 2,792 5,982 8,774 (577) 2008 9/29/2014 13 to 40 Years Regal Cinemas Gainesville, GA (c) 2,278 8,684 - - 2,278 8,684 10,962 (538) 1996 12/30/2014 15 to 40 Years Regal Cinemas Griffin, GA (c) 1,239 3,188 - - 1,239 3,188 4,427 (303) 2005 12/30/2014 15 to 30 Years Regal Cinemas Lebanon, PA (a) 747 4,295 - - 747 4,295 5,042 (366) 2006 9/29/2014 13 to 30 Years Regal Cinemas Martinsburg, WV (a) 2,450 3,528 - - 2,450 3,528 5,978 (1,622) 1998 9/30/2005 12 to 30 Years Regal Cinemas Massillon, OH (a) 1,767 2,667 - 1,600 1,767 4,267 6,034 (372) 2005 9/29/2014 13 to 30 Years Regal Cinemas Nitro, WV (a) 1,816 3,068 - - 1,816 3,068 4,884 (397) 2005 9/29/2014 13 to 30 Years Regal Cinemas Omaha, NE (c) 2,254 4,249 - - 2,254 4,249 6,503 (369) 2006 3/26/2015 12 to 30 Years Regal Cinemas Simpsonville, SC (a) 1,862 5,453 - - 1,862 5,453 7,315 (537) 2010 9/29/2014 13 to 40 Years Regal Cinemas Woodstock, GA (c) 2,798 5,057 - - 2,798 5,057 7,855 (421) 1997 12/30/2014 15 to 30 Years Renn Kirby Chevrolet Buick Gettysburg, PA (a) 1,385 3,259 - - 1,385 3,259 4,644 (1,438) 2005 2/16/2007 5 to 30 Years Repair One Port Orange, FL (a) 599 967 - 35 599 1,002 1,601 (23) 1997 6/24/2016 30 to 30 Years Rick Johnson Auto & Tire Estero, FL (a) 334 571 - - 334 571 905 (88) 2009 10/28/2013 9 to 30 Years Rick Johnson Auto & Tire Estero, FL (a) 394 399 - - 394 399 793 (72) 2004 10/28/2013 9 to 30 Years Rick Johnson Auto & Tire Naples, FL (a) 249 265 - - 249 265 514 (49) 1966 10/28/2013 9 to 20 Years Rick Johnson Auto & Tire Naples, FL (a) 425 424 - - 425 424 849 (72) 2006 10/28/2013 9 to 30 Years Rite Aid Alliance, OH (c) 556 1,317 - - 556 1,317 1,873 (274) 1996 7/17/2013 3 to 31 Years Rite Aid Buffalo, NY (a) 681 925 - - 681 925 1,606 (260) 1993 7/1/2005 19 to 40 Years Rite Aid Cleveland, OH (c) 776 1,158 - - 776 1,158 1,934 (185) 1998 7/17/2013 5 to 30 Years Rite Aid Defiance, OH (c) 645 2,452 - - 645 2,452 3,097 (315) 2005 7/17/2013 11 to 38 Years Rite Aid Easton, PA (c) 1,028 3,996 - - 1,028 3,996 5,024 (449) 2006 7/17/2013 12 to 41 Years Rite Aid Enterprise, AL (c) 1,163 1,612 - - 1,163 1,612 2,775 (238) 2006 7/17/2013 11 to 37 Years Rite Aid Fredericksburg, VA (c) 1,426 2,077 - - 1,426 2,077 3,503 (280) 2006 7/17/2013 14 to 37 Years Rite Aid Fremont, OH (c) 504 1,405 - - 504 1,405 1,909 (218) 1998 7/17/2013 4 to 31 Years Rite Aid Glassport, PA (c) 550 2,471 - - 550 2,471 3,021 (325) 2006 7/17/2013 11 to 37 Years Rite Aid Lansing, MI (c) 196 1,487 - - 196 1,487 1,683 (198) 1996 7/17/2013 3 to 31 Years Rite Aid Lima, OH (b) 568 3,221 - - 568 3,221 3,789 (350) 2005 7/17/2013 12 to 43 Years Rite Aid Lincolnton, NC (c) 548 1,537 - - 548 1,537 2,085 (202) 1998 7/17/2013 4 to 37 Years Rite Aid Moundsville, WV (a) 706 1,002 - - 706 1,002 1,708 (286) 1993 7/1/2005 19 to 40 Years Rite Aid Oneida, NY (a) 1,315 1,411 - - 1,315 1,411 2,726 (401) 1999 7/1/2005 19 to 40 Years Rite Aid Philadelphia, PA (a) 733 1,087 - - 733 1,087 1,820 (305) 1993 7/1/2005 19 to 40 Years Rite Aid Philadelphia, PA (a) 1,613 1,880 - - 1,613 1,880 3,493 (519) 1999 7/1/2005 19 to 40 Years Rite Aid Plains, PA (c) 1,502 2,611 - - 1,502 2,611 4,113 (345) 2006 7/17/2013 12 to 37 Years Rite Aid Saco, ME (c) 898 1,702 - - 898 1,702 2,600 (297) 1997 7/17/2013 3 to 29 Years Rite Aid Spartanburg, SC (b) 1,196 1,671 - - 1,196 1,671 2,867 (232) 1999 7/17/2013 5 to 34 Years Rite Aid St. Clair Shores, MI (a) 1,169 761 - - 1,169 761 1,930 (288) 1991 5/2/2005 15 to 30 Years Rite Aid Uhrichsville, OH (a) 617 2,345 - - 617 2,345 2,962 (618) 2000 7/1/2005 19 to 40 Years Rite Aid Wauseon, OH (c) 1,000 2,034 - - 1,000 2,034 3,034 (280) 2005 7/17/2013 12 to 37 Years Ross Victoria, TX (c) 2,631 7,710 - 20 2,631 7,730 10,361 (1,228) 2006 7/17/2013 3 to 43 Years Ruth's Chris Steakhouse Metairie, LA (b) 800 3,016 - - 800 3,016 3,816 (367) 1964 7/17/2013 10 to 30 Years Ruth's Chris Steakhouse Sarasota, FL (a) 2,758 412 - - 2,758 412 3,170 (136) 2000 7/17/2013 12 to 25 Years Ryan's Bowling Green, KY (a) 934 3,135 (579) (1,941) 355 1,194 1,549 (26) 1997 7/17/2013 10 to 34 Years Ryan's Conroe, TX (a) 942 3,274 (575) (2,006) 367 1,268 1,635 (29) 1993 7/17/2013 11 to 32 Years Ryan's Lake Charles, LA (a) 1,620 1,349 - - 1,620 1,349 2,969 (301) 1987 7/17/2013 10 to 24 Years Ryan's Picayune, MS (a) 1,250 1,409 - - 1,250 1,409 2,659 (257) 1999 7/17/2013 7 to 29 Years Ryan's Princeton, WV (a) 948 2,212 - - 948 2,212 3,160 (416) 2001 7/17/2013 11 to 25 Years Saisaki Asian Bistro and Sushi Newport News, VA (c) 1,184 311 - - 1,184 311 1,495 (287) 1995 6/25/2004 10 to 25 Years Sam's Club Anderson, SC (c) 4,771 6,883 - - 4,771 6,883 11,654 (2,124) 1993 7/17/2013 7 to 21 Years Sanford's Grub & Pub Casper, WY (a) 54 762 - - 54 762 816 (274) 1969 12/29/2006 15 to 30 Years Sanford's Grub & Pub Cheyenne, WY (a) 277 2,041 - - 277 2,041 2,318 (1,015) 1928 12/29/2006 15 to 20 Years Sanford's Grub & Pub Dickinson, ND (a) 616 1,301 - - 616 1,301 1,917 (419) 2003 12/29/2006 15 to 40 Years Saturn of Plano Plano, TX (c) 3,064 2,707 - - 3,064 2,707 5,771 (1,413) 1992 6/29/2007 5 to 30 Years Serrano's Mexican Restaurant Mesa, AZ (c) 422 1,002 - - 422 1,002 1,424 (127) 1990 6/14/2013 15 to 40 Years Serrano's Mexican Restaurant Queen Creek, AZ (c) 609 1,159 - - 609 1,159 1,768 (162) 2004 6/14/2013 15 to 40 Years

Service King Clarksville, TN (a) 658 1,243 - - 658 1,243 1,901 (143) 2000 3/31/2014 14 to 30 Years Service King Madison, TN (a) 662 1,567 - - 662 1,567 2,229 (145) 2000 3/31/2014 14 to 40 Years Service King Nashville, TN (a) 828 1,405 - - 828 1,405 2,233 (176) 2000 3/31/2014 14 to 30 Years Sheffield Pharmaceuticals Norwich, CT (c) 627 4,767 - 27 627 4,794 5,421 (96) 1975 6/30/2016 4 to 30 Years Shooters World Tampa, FL (c) 1,588 6,134 - - 1,588 6,134 7,722 (290) 1990 6/5/2015 15 to 40 Years ShopKo Aberdeen, SD (c) 3,857 3,348 - - 3,857 3,348 7,205 (1,505) 1984 5/31/2006 15 to 30 Years ShopKo Ainsworth, NE (a) 360 1,829 - - 360 1,829 2,189 (448) 2007 12/8/2009 12 to 47 Years ShopKo Albany, MO (c) 66 410 - - 66 410 476 (155) 1990 5/31/2006 15 to 30 Years ShopKo Allegan, MI (c) 741 1,198 - - 741 1,198 1,939 (553) 2000 5/31/2006 15 to 30 Years ShopKo Appleton, WI (c) 4,898 5,804 - - 4,898 5,804 10,702 (2,209) 1971 5/31/2006 15 to 30 Years ShopKo Arcadia, WI (c) 673 983 - - 673 983 1,656 (563) 2000 5/31/2006 15 to 30 Years ShopKo Attica, IN (c) 550 1,116 - - 550 1,116 1,666 (524) 1999 5/31/2006 15 to 30 Years ShopKo Austin, MN (c) 4,246 4,444 - - 4,246 4,444 8,690 (1,890) 1983 5/31/2006 15 to 30 Years ShopKo Bellevue, NE (c) 3,269 3,482 - - 3,269 3,482 6,751 (1,517) 1984 5/31/2006 15 to 30 Years ShopKo Beloit, WI (c) 3,191 4,414 - - 3,191 4,414 7,605 (2,523) 1978 5/31/2006 15 to 25 Years ShopKo Belvidere, IL (c) 3,061 3,609 - - 3,061 3,609 6,670 (1,569) 1995 5/31/2006 15 to 30 Years ShopKo Burlington, KS (c) 371 565 - - 371 565 936 (362) 1990 5/31/2006 15 to 20 Years ShopKo Carrollton, MO (c) 352 345 - - 352 345 697 (268) 1994 7/21/2011 9 to 20 Years ShopKo Centerville, TN (c) 420 776 - - 420 776 1,196 (383) 2000 5/31/2006 15 to 30 Years ShopKo Clare, MI (c) 1,219 760 - - 1,219 760 1,979 (558) 2000 5/31/2006 15 to 30 Years ShopKo Clarion, IA (c) 365 812 - - 365 812 1,177 (379) 2000 5/31/2006 15 to 30 Years ShopKo Clintonville, WI (c) 495 1,089 - - 495 1,089 1,584 (631) 1978 5/31/2006 15 to 25 Years ShopKo De Pere, WI (c) 264 1,681 - - 264 1,681 1,945 (603) 2000 5/31/2006 15 to 30 Years ShopKo Dixon, IL (c) 1,502 2,810 - - 1,502 2,810 4,312 (1,205) 1993 5/31/2006 15 to 30 Years ShopKo Dowagiac, MI (c) 762 984 - - 762 984 1,746 (494) 2000 5/31/2006 15 to 30 Years ShopKo Duluth, MN (c) 4,722 6,955 - - 4,722 6,955 11,677 (2,693) 1993 5/31/2006 15 to 30 Years ShopKo Dyersville, IA (c) 381 1,082 - - 381 1,082 1,463 (470) 2000 5/31/2006 15 to 30 Years ShopKo Escanaba, MI (c) 3,030 3,321 - - 3,030 3,321 6,351 (1,823) 1971 5/31/2006 15 to 28 Years ShopKo Fairmont, MN (c) 2,393 3,546 - - 2,393 3,546 5,939 (1,430) 1984 5/31/2006 15 to 30 Years ShopKo Fergus Falls, MN (c) 738 1,175 - - 738 1,175 1,913 (653) 1986 5/31/2006 15 to 20 Years ShopKo Fond du Lac, WI (c) 4,110 5,210 - - 4,110 5,210 9,320 (1,985) 1985 5/31/2006 15 to 30 Years ShopKo Fort Atkinson, WI (c) 1,005 2,873 - - 1,005 2,873 3,878 (1,162) 1984 5/31/2006 15 to 30 Years ShopKo Freeport, IL (c) 1,941 2,431 - - 1,941 2,431 4,372 (1,197) 1994 5/31/2006 15 to 30 Years ShopKo Gallatin, MO (c) 57 405 - - 57 405 462 (159) 1990 5/31/2006 15 to 30 Years ShopKo Glasgow, MT (c) 772 1,623 - - 772 1,623 2,395 (741) 1998 5/31/2006 15 to 30 Years ShopKo Glenwood, MN (c) 775 1,404 - - 775 1,404 2,179 (531) 1996 5/31/2006 15 to 40 Years ShopKo Gothenburg, NE (a) 391 1,798 - - 391 1,798 2,189 (441) 2007 12/8/2009 12 to 47 Years ShopKo Grafton, WI (c) 2,952 4,206 - - 2,952 4,206 7,158 (1,794) 1989 5/31/2006 15 to 30 Years ShopKo Green Bay, WI (c) 6,155 6,298 - - 6,155 6,298 12,453 (2,396) 1979 5/31/2006 15 to 30 Years ShopKo Green Bay, WI (c) 8,699 12,160 - - 8,699 12,160 20,859 (6,150) 2000 5/31/2006 15 to 28 Years ShopKo Green Bay, WI (c) 4,788 4,605 - - 4,788 4,605 9,393 (2,571) 1966 5/31/2006 15 to 28 Years ShopKo Greenfield, OH (c) 555 1,041 - - 555 1,041 1,596 (492) 2000 5/31/2006 15 to 30 Years ShopKo Hart, MI (c) 565 1,377 - - 565 1,377 1,942 (580) 1999 5/31/2006 15 to 30 Years ShopKo Helena, MT (c) 3,176 5,583 (724) - 2,452 5,583 8,035 (2,163) 1992 5/31/2006 15 to 30 Years ShopKo Houghton, MI (c) 1,963 4,025 - - 1,963 4,025 5,988 (1,805) 1994 5/31/2006 15 to 30 Years ShopKo Jacksonville, IL (c) 3,603 3,569 - - 3,603 3,569 7,172 (1,956) 1996 5/31/2006 15 to 30 Years ShopKo Janesville, WI (c) 3,166 4,808 - - 3,166 4,808 7,974 (2,595) 1980 5/31/2006 15 to 28 Years ShopKo Kennewick, WA (c) 4,044 5,347 - - 4,044 5,347 9,391 (2,195) 1989 5/31/2006 15 to 30 Years ShopKo Kenosha, WI (c) 3,079 4,259 - - 3,079 4,259 7,338 (2,427) 1980 5/31/2006 15 to 25 Years ShopKo Kewaunee, WI (c) 872 758 - - 872 758 1,630 (512) 2000 5/31/2006 15 to 30 Years ShopKo Kimberly, WI (c) 3,550 4,749 - - 3,550 4,749 8,299 (2,499) 1979 5/31/2006 15 to 28 Years ShopKo Kingsford, MI (c) 3,736 3,570 - - 3,736 3,570 7,306 (2,009) 1970 5/31/2006 15 to 28 Years ShopKo La Crosse, WI (c) 2,896 3,810 - - 2,896 3,810 6,706 (2,099) 1978 5/31/2006 15 to 25 Years ShopKo Lake Hallie, WI (c) 2,627 3,965 - - 2,627 3,965 6,592 (1,930) 1982 5/31/2006 15 to 30 Years ShopKo Lancaster, WI (c) 581 1,018 - - 581 1,018 1,599 (487) 1999 5/31/2006 15 to 30 Years ShopKo Lander, WY (c) 289 589 - - 289 589 878 (356) 1974 5/31/2006 15 to 20 Years ShopKo Lewiston, ID (c) 409 2,999 - - 409 2,999 3,408 (1,677) 1987 5/31/2006 15 to 25 Years ShopKo Logan, UT (c) 454 3,453 - - 454 3,453 3,907 (1,925) 1989 5/31/2006 15 to 20 Years ShopKo Madison, SD (c) 1,060 1,015 - - 1,060 1,015 2,075 (689) 1975 5/31/2006 15 to 25 Years ShopKo Manistique, MI (c) 659 1,223 - - 659 1,223 1,882 (571) 2000 5/31/2006 15 to 30 Years ShopKo Manitowoc, WI (c) 2,573 4,011 - - 2,573 4,011 6,584 (2,251) 1977 5/31/2006 15 to 28 Years ShopKo Mankato, MN (c) 6,167 4,861 - - 6,167 4,861 11,028 (2,626) 1971 5/31/2006 15 to 28 Years ShopKo Marinette, WI (c) 1,452 3,736 - - 1,452 3,736 5,188 (1,527) 1990 5/31/2006 15 to 30 Years ShopKo Marion, KY (c) 724 765 - - 724 765 1,489 (443) 2000 5/31/2006 15 to 30 Years ShopKo Marquette, MI (c) 4,423 5,774 - - 4,423 5,774 10,197 (3,136) 1969 5/31/2006 15 to 25 Years ShopKo Marshall, MN (c) 4,152 2,872 - - 4,152 2,872 7,024 (1,762) 1972 5/31/2006 15 to 28 Years

ShopKo Marshfield, WI (c) 3,272 4,406 - - 3,272 4,406 7,678 (2,324) 1968 5/31/2006 15 to 28 Years ShopKo Mason City, IA (c) 2,186 3,888 - - 2,186 3,888 6,074 (2,122) 1985 5/31/2006 15 to 28 Years ShopKo Memphis, MO (c) 448 313 - - 448 313 761 (244) 1983 5/31/2006 15 to 20 Years ShopKo Minerva, OH (c) 1,103 902 - - 1,103 902 2,005 (585) 2000 5/31/2006 15 to 30 Years ShopKo Missoula, MT (c) 4,123 5,253 - - 4,123 5,253 9,376 (2,755) 1987 5/31/2006 15 to 28 Years ShopKo Mitchell, SD (c) 3,918 3,126 - - 3,918 3,126 7,044 (1,779) 1973 5/31/2006 15 to 28 Years ShopKo Monmouth, IL (c) 2,037 1,166 - - 2,037 1,166 3,203 (912) 1971 5/31/2006 15 to 25 Years ShopKo Monroe, WI (c) 1,526 4,027 - - 1,526 4,027 5,553 (1,619) 1994 5/31/2006 15 to 30 Years ShopKo Monticello, IL (c) 641 1,172 - - 641 1,172 1,813 (545) 1999 5/31/2006 15 to 30 Years ShopKo Mount Ayr, IA (c) 228 666 - - 228 666 894 (281) 1995 5/31/2006 15 to 30 Years ShopKo Mount Carmel, IL (c) 972 1,602 - - 972 1,602 2,574 (973) 2000 5/31/2006 15 to 20 Years ShopKo Newaygo, MI (c) 633 1,155 - - 633 1,155 1,788 (531) 2000 5/31/2006 15 to 30 Years ShopKo Norfolk, NE (c) 2,701 2,912 - - 2,701 2,912 5,613 (1,467) 1984 5/31/2006 15 to 30 Years ShopKo Oconto, WI (c) 496 1,176 - - 496 1,176 1,672 (552) 2000 5/31/2006 15 to 30 Years ShopKo Ogden, UT (c) 2,448 3,864 - - 2,448 3,864 6,312 (1,567) 1988 5/31/2006 15 to 30 Years ShopKo Omaha, NE (c) 5,477 3,986 (3,807) (3,126) 1,670 860 2,530 - 1984 5/31/2006 15 to 30 Years ShopKo Onalaska, WI (c) 2,468 4,392 - - 2,468 4,392 6,860 (1,768) 1989 5/31/2006 15 to 30 Years ShopKo O'Neill, NE (a) 400 1,752 - - 400 1,752 2,152 (479) 1972 12/8/2009 12 to 47 Years ShopKo Oshkosh, WI (c) 3,595 4,384 - - 3,595 4,384 7,979 (1,756) 1984 5/31/2006 15 to 30 Years ShopKo Perry, IA (c) 651 1,015 - - 651 1,015 1,666 (515) 1998 5/31/2006 15 to 30 Years ShopKo Powell, WY (c) 1,264 859 - - 1,264 859 2,123 (567) 1985 5/31/2006 15 to 25 Years ShopKo Quincy, IL (c) 3,510 4,916 - - 3,510 4,916 8,426 (2,677) 1986 5/31/2006 15 to 28 Years ShopKo Racine, WI (c) 3,076 5,305 - - 3,076 5,305 8,381 (2,722) 1979 5/31/2006 15 to 25 Years ShopKo Rawlins, WY (c) 430 581 - - 430 581 1,011 (391) 1971 5/31/2006 15 to 20 Years ShopKo Rice Lake, WI (c) 1,535 3,407 - - 1,535 3,407 4,942 (1,503) 1995 5/31/2006 15 to 30 Years ShopKo River Falls, WI (c) 1,787 4,283 - - 1,787 4,283 6,070 (1,744) 1994 5/31/2006 15 to 30 Years ShopKo Rochester, MN (c) 6,466 4,232 - - 6,466 4,232 10,698 (2,429) 1981 5/31/2006 15 to 28 Years ShopKo Rochester, MN (c) 6,189 4,511 - - 6,189 4,511 10,700 (2,524) 1981 5/31/2006 15 to 20 Years ShopKo Rockville, IN (c) 628 939 - - 628 939 1,567 (476) 1999 5/31/2006 15 to 30 Years ShopKo Rothschild, WI (c) 2,685 4,231 - - 2,685 4,231 6,916 (2,366) 1977 5/31/2006 15 to 29 Years ShopKo Sheboygan, WI (c) 2,973 4,340 - - 2,973 4,340 7,313 (1,969) 1993 5/31/2006 15 to 30 Years ShopKo Sioux Falls, SD (c) 4,907 4,023 - - 4,907 4,023 8,930 (2,260) 1987 5/31/2006 15 to 28 Years ShopKo Spokane, WA (c) 1,014 3,005 - - 1,014 3,005 4,019 (1,422) 1987 5/31/2006 15 to 29 Years ShopKo St. Cloud, MN (c) 3,749 4,884 - - 3,749 4,884 8,633 (2,673) 1985 5/31/2006 15 to 20 Years ShopKo St. Cloud, MN (c) 5,033 6,589 - - 5,033 6,589 11,622 (2,597) 1991 5/31/2006 15 to 30 Years ShopKo Stevens Point, WI (c) 1,383 5,401 - - 1,383 5,401 6,784 (2,612) 1985 5/31/2006 15 to 25 Years ShopKo Sturgis, SD (c) 402 717 - - 402 717 1,119 (432) 1984 5/31/2006 15 to 25 Years ShopKo Sullivan, IL (c) 557 879 - - 557 879 1,436 (442) 1999 5/31/2006 15 to 30 Years ShopKo Thermopolis, WY (a) 589 1,600 - - 589 1,600 2,189 (402) 2007 12/8/2009 12 to 47 Years ShopKo Tuscola, IL (c) 724 897 - - 724 897 1,621 (491) 2000 5/31/2006 15 to 30 Years ShopKo Twin Falls, ID (c) 2,038 3,696 - - 2,038 3,696 5,734 (2,053) 1986 5/31/2006 15 to 20 Years ShopKo Union Gap, WA (c) 481 4,079 - - 481 4,079 4,560 (2,222) 1991 5/31/2006 15 to 29 Years ShopKo Watertown, SD (c) 3,064 3,519 - - 3,064 3,519 6,583 (1,448) 1985 5/31/2006 15 to 30 Years ShopKo Watertown, WI (c) 3,124 4,436 - - 3,124 4,436 7,560 (2,400) 1972 5/31/2006 15 to 25 Years ShopKo Waukon, IA (c) 604 971 - - 604 971 1,575 (477) 1998 5/31/2006 15 to 30 Years ShopKo Wisconsin Rapids, WI (c) 3,689 4,806 - - 3,689 4,806 8,495 (2,581) 1969 5/31/2006 15 to 28 Years ShopKo Woodsfield, OH (c) 691 1,009 - - 691 1,009 1,700 (519) 2000 5/31/2006 15 to 30 Years ShopKo Worthington, MN (c) 2,861 3,767 - - 2,861 3,767 6,628 (1,562) 1984 5/31/2006 15 to 30 Years Sirloin Stockade Arkansas city, KS (a) 239 975 - - 239 975 1,214 (111) 1987 6/4/2014 15 to 30 Years Sirloin Stockade Colby, KS (a) 269 567 - - 269 567 836 (73) 1987 6/4/2014 15 to 30 Years Sirloin Stockade Dodge City, KS (a) 249 587 - - 249 587 836 (63) 1985 6/4/2014 15 to 30 Years Sirloin Stockade Emporia, KS (a) 657 219 - - 657 219 876 (31) 1997 6/4/2014 15 to 30 Years Sirloin Stockade Hutchinson, KS (a) 895 856 - - 895 856 1,751 (108) 1987 6/4/2014 15 to 30 Years Sirloin Stockade Lawrence, KS (a) 478 209 - - 478 209 687 (23) 1974 6/4/2014 15 to 30 Years Sirloin Stockade Newton, KS (a) 175 661 - - 175 661 836 (76) 1987 6/30/2014 15 to 30 Years Sirloin Stockade Ottawa, KS (a) 348 816 - - 348 816 1,164 (91) 1987 6/4/2014 15 to 30 Years Sirloin Stockade Stillwater, OK (a) 647 687 - - 647 687 1,334 (85) 1987 6/4/2014 15 to 30 Years Sirloin Stockade Topeka, KS (a) 1,224 905 - - 1,224 905 2,129 (135) 1988 6/4/2014 15 to 30 Years Sirloin Stockade Winfield, KS (a) 239 866 - - 239 866 1,105 (104) 1995 6/4/2014 15 to 30 Years Skyline Chili Fairborn, OH (a) 923 468 - - 923 468 1,391 (269) 1998 6/25/2004 15 to 30 Years Skyline Chili Lewis Center, OH (a) 626 560 - - 626 560 1,186 (274) 1998 6/25/2004 15 to 30 Years Slim Chickens Fayetteville, AR (a) 1,019 1,150 - - 1,019 1,150 2,169 (119) 2014 6/23/2014 15 to 40 Years Slim Chickens Stillwater, OK (c) 1,314 1,111 - - 1,314 1,111 2,425 (85) 2015 3/31/2015 15 to 40 Years Slim Chickens Texarkana, TX (a) 265 747 - - 265 747 1,012 (102) 2013 11/4/2013 14 to 30 Years Smart & Final Atascadero, CA (c) 3,677 8,920 - - 3,677 8,920 12,597 (641) 2000 4/6/2015 15 to 30 Years Smart & Final Chula Vista, CA (c) 3,801 5,718 - - 3,801 5,718 9,519 (405) 1986 3/20/2015 15 to 30 Years

Smart & Final El Cajon, CA (c) 7,323 10,056 - - 7,323 10,056 17,379 (751) 1997 3/16/2015 15 to 30 Years Smart & Final Palmdale, CA (c) 3,850 9,803 - - 3,850 9,803 13,653 (569) 2005 3/23/2015 15 to 40 Years Smart & Final Westlake Village, CA (c) 6,449 6,129 - - 6,449 6,129 12,578 (407) 1998 4/20/2015 15 to 30 Years Smokey Bones Bar & Fire Grill Bowie, MD (a) 1,501 615 - - 1,501 615 2,116 (301) 2004 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Clearwater, FL (a) 2,226 858 - - 2,226 858 3,084 (376) 2004 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Colonie, NY (a) 1,322 991 (350) (261) 972 730 1,702 (403) 1994 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Dayton, OH (a) 1,026 907 - - 1,026 907 1,933 (430) 2002 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Fairview Heights, IL (a) 1,020 826 - - 1,020 826 1,846 (470) 1972 12/31/2007 15 to 30 Years Smokey Bones Bar & Fire Grill Fort Wayne, IN (a) 1,110 817 - - 1,110 817 1,927 (432) 2003 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Greensboro, NC (a) 1,009 444 - - 1,009 444 1,453 (304) 2003 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Melbourne, FL (a) 2,005 794 - - 2,005 794 2,799 (428) 1986 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Mentor, OH (a) 873 790 - - 873 790 1,663 (385) 2003 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Orlando, FL (a) 2,006 571 - - 2,006 571 2,577 (297) 2002 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Pittsburgh, PA (a) 1,481 676 - - 1,481 676 2,157 (355) 2006 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Springfield, IL (a) 1,115 772 - - 1,115 772 1,887 (364) 1996 12/31/2007 15 to 40 Years Smokey Bones Bar & Fire Grill Warwick, RI (a) 1,593 1,314 - - 1,593 1,314 2,907 (542) 1990 12/31/2007 15 to 40 Years Solea Mexican Grill Appleton, WI (a) 727 1,329 - 9 727 1,338 2,065 (617) 1993 12/29/2006 7 to 30 Years Sonic Drive-In Aberdeen, NC (a) 564 338 - - 564 338 902 (51) 1994 9/17/2013 15 to 30 Years Sonic Drive-In Albermarle, NC (a) 639 310 - - 639 310 949 (50) 1993 9/17/2013 15 to 30 Years Sonic Drive-In Bay Minette, AL (a) 583 754 - - 583 754 1,337 (90) 2000 9/22/2014 15 to 30 Years Sonic Drive-In Beaumont, TX (c) 581 284 - - 581 284 865 (45) 2001 8/31/2015 15 to 20 Years Sonic Drive-In Beaumont, TX (c) 777 246 - - 777 246 1,023 (46) 2000 8/31/2015 15 to 20 Years Sonic Drive-In Beaumont, TX (c) 758 325 - - 758 325 1,083 (49) 2007 8/31/2015 15 to 30 Years Sonic Drive-In Bristol, TN (a) 484 134 - - 484 134 618 (223) 1991 7/1/2005 15 to 20 Years Sonic Drive-In Celina, TX (c) 411 199 - - 411 199 610 (12) 2003 7/25/2016 13 to 20 Years Sonic Drive-In Christiansburg, VA (a) 666 168 - - 666 168 834 (279) 1994 7/1/2005 15 to 20 Years Sonic Drive-In Concord, NC (a) 244 310 - - 244 310 554 (46) 1993 9/17/2013 15 to 30 Years Sonic Drive-In Concord, NC (a) 855 348 - - 855 348 1,203 (66) 2004 9/17/2013 15 to 30 Years Sonic Drive-In Creedmoor, NC (a) 451 367 - - 451 367 818 (80) 2006 9/17/2013 15 to 30 Years Sonic Drive-In D'Iberville, MS (a) 597 995 - - 597 995 1,592 (106) 2005 7/14/2014 15 to 30 Years Sonic Drive-In Elizabethton, TN (a) 655 129 - - 655 129 784 (226) 1993 7/1/2005 15 to 20 Years Sonic Drive-In Flowood, MS (a) 338 848 - - 338 848 1,186 (84) 1994 7/31/2014 15 to 30 Years Sonic Drive-In Gunter, TX (c) 248 250 - - 248 250 498 (10) 2004 7/25/2016 13 to 20 Years Sonic Drive-In Harrisburg, NC (a) 489 291 - - 489 291 780 (60) 2004 9/17/2013 15 to 30 Years Sonic Drive-In Hattiesburg, MS (a) 845 995 - - 845 995 1,840 (107) 2010 7/14/2014 15 to 40 Years Sonic Drive-In Kannapolix, NC (a) 244 291 - - 244 291 535 (54) 2001 9/17/2013 15 to 30 Years Sonic Drive-In Keene, TX (c) 343 260 - - 343 260 603 (11) 2005 7/25/2016 13 to 30 Years Sonic Drive-In Kingsport, TN (a) 592 200 - - 592 200 792 (324) 1992 7/1/2005 15 to 20 Years Sonic Drive-In Knoxville, TN (a) 635 227 - - 635 227 862 (286) 1995 7/1/2005 15 to 20 Years Sonic Drive-In Knoxville, TN (a) 547 230 - - 547 230 777 (358) 1987 7/1/2005 10 to 15 Years Sonic Drive-In Laurel, MS (a) 543 754 - - 543 754 1,297 (88) 1993 9/22/2014 15 to 30 Years Sonic Drive-In Lavon, TX (c) 404 212 - - 404 212 616 (12) 2003 7/25/2016 13 to 20 Years Sonic Drive-In Leonard, TX (c) 323 465 - - 323 465 788 (14) 2005 7/25/2016 13 to 30 Years Sonic Drive-In Little Elm, TX (c) 620 244 - - 620 244 864 (14) 2001 7/25/2016 13 to 20 Years Sonic Drive-In Maryville, TN (a) 810 306 - - 810 306 1,116 (270) 1993 7/1/2005 15 to 20 Years Sonic Drive-In Melissa, TX (c) 715 609 - - 715 609 1,324 (19) 2004 7/25/2016 13 to 30 Years Sonic Drive-In Orange, TX (c) 541 335 - - 541 335 876 (43) 2007 8/31/2015 15 to 30 Years Sonic Drive-In Pilot Point, TX (c) 446 436 - - 446 436 882 (16) 2000 7/25/2016 13 to 30 Years Sonic Drive-In Port Arthur, TX (c) 188 256 - - 188 256 444 (28) 1976 8/31/2015 15 to 20 Years Sonic Drive-In Port Arthur, TX (c) 384 266 - - 384 266 650 (41) 2002 8/31/2015 15 to 20 Years Sonic Drive-In Port Arthur, TX (c) 403 344 - - 403 344 747 (46) 2004 8/31/2015 15 to 20 Years Sonic Drive-In Prosper, TX (c) 990 435 - - 990 435 1,425 (18) 2004 7/25/2016 13 to 30 Years Sonic Drive-In Pulaski, VA (a) 444 236 - - 444 236 680 (295) 1994 7/1/2005 15 to 20 Years Sonic Drive-In Radford, VA (a) 499 248 - - 499 248 747 (347) 1995 7/1/2005 15 to 20 Years Sonic Drive-In Raleigh, NC (a) 639 320 - - 639 320 959 (77) 2008 9/17/2013 15 to 30 Years Sonic Drive-In Rockwell, NC (a) 385 385 - - 385 385 770 (89) 2006 9/17/2013 15 to 30 Years Sonic Drive-In Rolesville, NC (a) 526 320 - - 526 320 846 (73) 2007 9/17/2013 15 to 30 Years Sonic Drive-In Salisbury, NC (a) 357 338 - - 357 338 695 (59) 2002 9/17/2013 15 to 30 Years Sonic Drive-In Siler City, NC (a) 686 385 - - 686 385 1,071 (99) 2005 9/17/2013 15 to 30 Years Sonic Drive-In South Hill, VA (a) 564 320 - - 564 320 884 (81) 2007 9/17/2013 15 to 30 Years Sonic Drive-In St. Paul, TX (c) 509 192 - - 509 192 701 (13) 2003 7/25/2016 13 to 20 Years Sonic Drive-In Wytheville, VA (a) 446 172 - - 446 172 618 (210) 1995 7/1/2005 15 to 20 Years Sonic Drive-In Zebulon, NC (a) 780 395 - - 780 395 1,175 (92) 2006 9/17/2013 15 to 30 Years Sonny's BBQ Gainesville, FL (c) 1,489 1,241 - - 1,489 1,241 2,730 - 2000 12/28/2016 6 to 40 Years Sonny's BBQ Gainesville, FL (c) 1,534 883 - - 1,534 883 2,417 - 1984 12/28/2016 6 to 30 Years Sonny's BBQ Orlando, FL (c) 1,351 1,404 - - 1,351 1,404 2,755 - 2002 12/28/2016 8 to 40 Years

Sonny's BBQ Orlando, FL (c) 1,484 1,415 - - 1,484 1,415 2,899 - 1998 12/28/2016 6 to 40 Years Sonny's BBQ Orlando, FL (c) 1,319 1,424 - - 1,319 1,424 2,743 - 1997 12/28/2016 7 to 40 Years Sonny's BBQ Oviedo, FL (c) 1,499 1,449 - - 1,499 1,449 2,948 - 2006 12/28/2016 7 to 40 Years Sonny's BBQ Sanford, FL (c) 1,405 1,191 - - 1,405 1,191 2,596 - 1987 12/28/2016 6 to 30 Years South Carolina Oncology Associates Columbia, SC (b) 3,378 35,153 - - 3,378 35,153 38,531 (2,780) 2003 12/31/2013 15 to 40 Years Southern Theatres Anderson, SC (c) 5,248 6,437 - - 5,248 6,437 11,685 (786) 2000 9/25/2014 15 to 30 Years Southern Theatres Mooresville, NC (c) 5,087 6,800 - - 5,087 6,800 11,887 (637) 1999 9/25/2014 15 to 30 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Bonita Springs, FL (a) 317 1,619 - - 317 1,619 1,936 (217) 2003 8/30/2012 15 to 50 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Bonita Springs, FL (a) 738 4,022 - - 738 4,022 4,760 (520) 2006 8/30/2012 15 to 50 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Bonita Springs, FL (a) 376 940 - - 376 940 1,316 (147) 2006 8/30/2012 15 to 50 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Cape Coral, FL (a) 545 1,716 - - 545 1,716 2,261 (273) 2011 8/30/2012 15 to 50 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Fort Myers, FL (a) 903 6,445 - - 903 6,445 7,348 (799) 1989 8/30/2012 15 to 50 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Kennewick, WA (c) 353 4,248 - - 353 4,248 4,601 (104) 2011 3/31/2016 13 to 40 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Naples, FL (a) 1,351 5,368 - - 1,351 5,368 6,719 (663) 2002 8/30/2012 15 to 50 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Naples, FL (a) 1,829 4,522 - - 1,829 4,522 6,351 (668) 1978 8/30/2012 15 to 40 Years Specialists in Urology (21st Century Oncology Holdings, Inc.) Naples, FL (a) 1,057 3,845 - - 1,057 3,845 4,902 (489) 2012 10/31/2012 15 to 50 Years Sportsman's Warehouse Ankeny, IA (b) 3,913 3,671 - - 3,913 3,671 7,584 (730) 2003 10/15/2012 15 to 30 Years Sportsman's Warehouse Bend, OR (a) 1,516 4,850 - - 1,516 4,850 6,366 (484) 2000 8/15/2013 10 to 50 Years Sportsman's Warehouse Colorado Springs, CO (c) 2,568 4,842 - - 2,568 4,842 7,410 (73) 2005 8/31/2016 10 to 40 Years Sportsman's Warehouse Loveland, CO (b) 2,329 4,750 - - 2,329 4,750 7,079 (800) 2001 10/15/2012 15 to 30 Years Sportsman's Warehouse Mesa, AZ (b) 2,040 5,696 - - 2,040 5,696 7,736 (963) 2005 10/15/2012 15 to 30 Years Sportsman's Warehouse Midvale, UT (b) 2,931 4,844 - - 2,931 4,844 7,775 (842) 2002 10/15/2012 15 to 30 Years Sportsman's Warehouse Phoenix, AZ (b) 2,098 5,338 - - 2,098 5,338 7,436 (920) 2003 10/15/2012 15 to 30 Years Sportsman's Warehouse Soldotna, AK (a) 1,177 2,245 - - 1,177 2,245 3,422 (181) 1983 5/22/2014 15 to 40 Years Sportsman's Warehouse Thornton, CO (b) 2,836 5,069 - - 2,836 5,069 7,905 (948) 2003 10/15/2012 15 to 30 Years Sportsman's Warehouse Williston, ND (c) 2,190 4,132 - - 2,190 4,132 6,322 (167) 2015 8/24/2015 15 to 50 Years Spring East Buffet Leeds, AL (a) 907 926 - 31 907 957 1,864 (717) 2003 9/26/2006 9 to 40 Years Staples Clarksville, IN (c) 991 3,161 - - 991 3,161 4,152 (303) 2006 7/17/2013 3 to 48 Years Staples Crossville, TN (c) 668 2,705 - - 668 2,705 3,373 (288) 2001 7/17/2013 3 to 46 Years Staples Greenville, SC (b) 742 3,026 - - 742 3,026 3,768 (269) 2006 7/17/2013 3 to 48 Years Staples Guntersville, AL (c) 1,039 2,535 - - 1,039 2,535 3,574 (268) 2001 7/17/2013 2 to 46 Years Staples Peru, IL (c) 963 2,033 - - 963 2,033 2,996 (292) 1998 7/17/2013 1 to 35 Years Staples Warsaw, IN (b) 590 2,504 - - 590 2,504 3,094 (280) 1998 7/17/2013 11 to 44 Years Starbucks Altus, OK (a) 103 237 - - 103 237 340 (50) 2007 7/17/2013 4 to 28 Years Starbucks Bowling Green, KY (c) 756 205 - - 756 205 961 (65) 2007 7/17/2013 4 to 39 Years Starbucks Chattanooga, TN (c) 175 271 - - 175 271 446 (59) 2007 7/17/2013 3 to 26 Years Starbucks Covington, TN (c) 343 152 - - 343 152 495 (68) 2007 7/17/2013 3 to 24 Years Starbucks Kingsport, TN (c) 307 766 - - 307 766 1,073 (113) 2007 7/17/2013 4 to 32 Years Starbucks Maryville, TN (c) 421 380 - - 421 380 801 (85) 2007 7/17/2013 4 to 26 Years Starbucks Memphis, TN (c) 208 302 - - 208 302 510 (65) 2007 7/17/2013 3 to 24 Years Starbucks Oklahoma City, OK (a) 541 842 (398) (614) 143 228 371 (61) 2007 7/17/2013 4 to 33 Years Starbucks Ponca City, OK (c) 93 249 - - 93 249 342 (52) 2007 7/17/2013 4 to 28 Years Starbucks Powell, TN (c) 411 353 - - 411 353 764 (82) 2007 7/17/2013 4 to 26 Years Starbucks Seymour, TN (a) 365 440 - - 365 440 805 (86) 2007 7/17/2013 6 to 27 Years Starbucks Stillwater, OK (c) 218 1,262 - - 218 1,262 1,480 (160) 2007 7/17/2013 4 to 32 Years Stater Bros. Markets Lancaster, CA (b) 1,569 4,271 - - 1,569 4,271 5,840 (561) 1983 12/17/2013 5 to 30 Years Station Casinos Las Vegas, NV (b) 3,225 30,483 - - 3,225 30,483 33,708 (2,505) 2007 7/17/2013 13 to 55 Years Sunny Delight Dayton, NJ (c) 12,701 10,723 - - 12,701 10,723 23,424 (118) 1975 10/27/2016 7 to 30 Years Taco Bell Anderson, IN (a) 363 700 - - 363 700 1,063 (183) 1995 7/17/2013 8 to 17 Years Taco Bell Bellefontaine, OH (a) 388 778 (12) - 376 778 1,154 (433) 1989 12/29/2006 15 to 20 Years Taco Bell Boone, NC (a) 750 379 - - 750 379 1,129 (213) 2006 12/29/2006 15 to 30 Years Taco Bell Brazil, IN (a) 391 903 - - 391 903 1,294 (142) 1996 7/17/2013 8 to 33 Years Taco Bell Chattanooga, TN (a) 482 682 - - 482 682 1,164 (327) 1997 6/25/2004 15 to 30 Years Taco Bell Chattanooga, TN (a) 600 389 - - 600 389 989 (176) 1995 9/29/2006 15 to 30 Years Taco Bell Cleveland, TN (a) 501 459 - - 501 459 960 (185) 2004 12/29/2006 15 to 40 Years Taco Bell Danville, IL (a) 619 672 - - 619 672 1,291 (349) 1995 12/29/2006 15 to 30 Years Taco Bell Dayton, OH (a) 526 598 - - 526 598 1,124 (359) 1982 12/8/2009 12 to 17 Years Taco Bell Greenville, TN (a) 735 517 - - 735 517 1,252 (104) 2010 3/29/2013 15 to 30 Years Taco Bell Henderson, KY (a) 656 1,058 - - 656 1,058 1,714 (135) 1992 7/17/2013 7 to 35 Years Taco Bell Martinsville, IN (a) 940 1,128 - - 940 1,128 2,068 (164) 1986 7/17/2013 4 to 35 Years Taco Bell Moultrie, GA (a) 437 563 - - 437 563 1,000 (105) 2012 3/29/2013 15 to 30 Years Taco Bell Mount Pleasant, MI (a) 657 854 - - 657 854 1,511 (343) 2010 2/13/2009 13 to 38 Years Taco Bell Princeton, IN (a) 340 906 - - 340 906 1,246 (262) 1992 7/17/2013 7 to 15 Years Taco Bell Red Bank, TN (a) 610 557 - - 610 557 1,167 (349) 1997 6/25/2004 15 to 30 Years Taco Bell Robinson, IL (a) 250 1,021 - - 250 1,021 1,271 (157) 1994 7/17/2013 7 to 33 Years Taco Bell Sedalia, MO (a) 751 662 - - 751 662 1,413 (352) 1983 12/29/2006 15 to 30 Years

Taco Bell Springfield, MO (a) 439 719 - - 439 719 1,158 (336) 2004 12/29/2006 15 to 40 Years Taco Bell Tipp City, OH (a) 789 332 - - 789 332 1,121 (252) 1991 12/29/2006 15 to 20 Years Taco Bell Washington, IN (a) 272 949 - - 272 949 1,221 (151) 1995 7/17/2013 8 to 33 Years Taco Bell / KFC Spencer, IN (a) 136 1,040 - - 136 1,040 1,176 (187) 1999 7/17/2013 8 to 22 Years Taco Bell / KFC Vincennes, IN (a) 389 1,425 - - 389 1,425 1,814 (207) 2000 7/17/2013 8 to 30 Years Taco Bueno Abilene, TX (c) 1,132 1,292 - - 1,132 1,292 2,424 (31) 1979 6/30/2016 5 to 30 Years Taco Bueno Abilene, TX (c) 510 818 - - 510 818 1,328 (20) 1977 6/30/2016 5 to 30 Years Taco Bueno Arlington, TX (c) 449 128 - - 449 128 577 (10) 1978 6/30/2016 5 to 10 Years Taco Bueno Arlington, TX (c) 540 1,205 - - 540 1,205 1,745 (26) 1981 6/30/2016 5 to 30 Years Taco Bueno Bedford, TX (c) 694 516 - - 694 516 1,210 (19) 1977 6/30/2016 5 to 20 Years Taco Bueno Broken Arrow, OK (c) 849 1,020 - - 849 1,020 1,869 (26) 1986 6/30/2016 5 to 30 Years Taco Bueno Cedar Hill, TX (a) 620 501 - - 620 501 1,121 (274) 2005 12/29/2006 15 to 30 Years Taco Bueno Claremore, OK (c) 903 932 - - 903 932 1,835 (23) 1985 6/30/2016 5 to 30 Years Taco Bueno Dallas, TX (c) 526 203 - - 526 203 729 (14) 1987 6/30/2016 5 to 10 Years Taco Bueno Denton, TX (c) 693 884 - - 693 884 1,577 (22) 1995 6/30/2016 5 to 30 Years Taco Bueno Enid, OK (c) 40 55 - - 40 55 95 (5) 1985 6/30/2016 9 to 10 Years Taco Bueno Euless, TX (c) 674 277 - - 674 277 951 (14) 1979 6/30/2016 5 to 20 Years Taco Bueno Forest Hill, TX (c) 784 294 - - 784 294 1,078 (17) 1999 6/30/2016 5 to 20 Years Taco Bueno Fort Worth, TX (c) 331 450 - - 331 450 781 (15) 1977 6/30/2016 5 to 20 Years Taco Bueno Fort Worth, TX (c) 377 193 - - 377 193 570 (13) 1978 6/30/2016 5 to 10 Years Taco Bueno Fort Worth, TX (c) 335 257 - - 335 257 592 (12) 1985 6/30/2016 5 to 20 Years Taco Bueno Fort Worth, TX (c) 681 928 - - 681 928 1,609 (24) 1999 6/30/2016 5 to 30 Years Taco Bueno Garland, TX (c) 532 442 - - 532 442 974 (11) 1979 6/30/2016 5 to 30 Years Taco Bueno Grapevine, TX (c) 636 414 - - 636 414 1,050 (14) 1979 6/30/2016 5 to 20 Years Taco Bueno Grapevine, TX (c) 755 677 - - 755 677 1,432 (25) 1999 6/30/2016 5 to 20 Years Taco Bueno Greenville, TX (c) 429 919 - - 429 919 1,348 (19) 1985 6/30/2016 5 to 30 Years Taco Bueno Haltom City, TX (c) 689 804 - - 689 804 1,493 (21) 1998 6/30/2016 5 to 30 Years Taco Bueno Hurst, TX (c) 505 66 - - 505 66 571 (6) 1978 6/30/2016 5 to 10 Years Taco Bueno Irving, TX (c) 481 358 - - 481 358 839 (13) 1978 6/30/2016 5 to 20 Years Taco Bueno Lake Worth, TX (c) 427 872 - - 427 872 1,299 (19) 1983 6/30/2016 5 to 30 Years Taco Bueno Mansfield, TX (a) 472 760 - - 472 760 1,232 (387) 1991 12/29/2006 15 to 30 Years Taco Bueno McKinney, TX (c) 1,289 467 - - 1,289 467 1,756 (23) 2000 6/30/2016 5 to 20 Years Taco Bueno Muskogee, OK (c) 853 767 - - 853 767 1,620 (20) 1985 6/30/2016 5 to 30 Years Taco Bueno Oklahoma City, OK (c) 474 516 - - 474 516 990 (19) 1984 6/30/2016 5 to 20 Years Taco Bueno Oklahoma City, OK (c) 467 273 - - 467 273 740 (17) 1986 6/30/2016 5 to 10 Years Taco Bueno Oklahoma City, OK (c) 375 605 - - 375 605 980 (14) 1986 6/30/2016 5 to 30 Years Taco Bueno Sapulpa, OK (c) 855 1,030 - - 855 1,030 1,885 (25) 1987 6/30/2016 5 to 30 Years Taco Bueno Southlake, TX (c) 30 58 - - 30 58 88 (5) 1999 6/30/2016 9 to 10 Years Taco Bueno Tulsa, OK (c) 835 967 - - 835 967 1,802 (21) 1978 6/30/2016 5 to 30 Years Taco Bueno Tulsa, OK (c) 760 381 - - 760 381 1,141 (14) 1984 6/30/2016 5 to 20 Years Taco Bueno Tulsa, OK (c) - 20 - - - 20 20 (1) 1982 6/30/2016 10 to 10 Years Taco Bueno Yukon, OK (a) 555 373 - - 555 373 928 (236) 2003 7/1/2005 15 to 30 Years Tai-Pan Trading Salt Lake City, UT (b) 4,955 18,250 (3,205) (11,979) 1,750 6,271 8,021 (1,693) 1989 7/17/2013 3 to 40 Years Ted's Cafe Escondido Broken Arrow, OK (a) 1,636 1,620 - - 1,636 1,620 3,256 (197) 2006 7/21/2014 14 to 30 Years Ted's Cafe Escondido Tulsa, OK (a) 1,465 1,728 - - 1,465 1,728 3,193 (198) 2013 7/21/2014 14 to 30 Years Terra Mulch Products Hickory, NC (c) 1,356 5,406 - - 1,356 5,406 6,762 (427) 2006 5/11/2015 10 to 30 Years Texas Corral Grill & Saloon Shelbyville, IN (c) 549 752 - - 549 752 1,301 (258) 2006 12/21/2007 15 to 50 Years Texas Roadhouse Hiram, GA (a) 1,255 1,766 - - 1,255 1,766 3,021 (376) 2003 1/16/2015 9 to 15 Years Texas Roadhouse Marietta, GA (a) 1,221 1,533 - - 1,221 1,533 2,754 (323) 2003 1/16/2015 9 to 15 Years Texas Roadhouse Memphis, TN (a) 817 1,637 - - 817 1,637 2,454 (348) 2005 1/16/2015 9 to 15 Years The Atlanta Center for Foot & Ankle Surgery Sandy Springs, GA (a) 455 1,147 - - 455 1,147 1,602 (165) 1963 4/17/2014 14 to 20 Years The Forge Bar and Grill Lander, WY (a) 57 1,010 - - 57 1,010 1,067 (510) 1883 12/29/2006 15 to 20 Years The Great Escape Algonquin, IL (a) 4,171 5,613 - - 4,171 5,613 9,784 (1,755) 2007 4/30/2009 13 to 38 Years The Great Escape Aurora, IL (a) 1,979 4,111 - - 1,979 4,111 6,090 (1,510) 1989 4/30/2009 13 to 28 Years The Great Escape Avon, OH (a) 1,550 2,749 - - 1,550 2,749 4,299 (896) 2007 4/30/2009 13 to 38 Years The Great Escape Batavia, IL (a) 1,857 3,441 - - 1,857 3,441 5,298 (1,343) 2001 4/30/2009 13 to 28 Years The Great Escape Davenport, IA (a) 2,823 4,475 - - 2,823 4,475 7,298 (1,550) 2007 4/30/2009 13 to 38 Years The Great Escape Downers Grove, IL (a) 1,772 2,227 - - 1,772 2,227 3,999 (943) 1994 4/30/2009 13 to 28 Years The Great Escape Gurnee, IL (a) 767 1,632 - - 767 1,632 2,399 (699) 1999 4/30/2009 13 to 28 Years The Great Escape Joliet, IL (a) 1,700 5,698 - - 1,700 5,698 7,398 (1,653) 2004 4/30/2009 13 to 38 Years The Great Escape Loves Park, IL (a) 1,551 6,447 - - 1,551 6,447 7,998 (1,797) 2004 4/30/2009 13 to 38 Years The Great Escape Merrillville, IN (a) 1,324 3,975 - - 1,324 3,975 5,299 (1,569) 1986 4/30/2009 13 to 28 Years The Great Escape Mundelein, IL (a) 1,991 4,308 - - 1,991 4,308 6,299 (1,646) 2002 4/30/2009 13 to 28 Years The Great Escape Peoria, IL (a) 2,497 4,401 - - 2,497 4,401 6,898 (1,473) 2004 4/30/2009 13 to 38 Years The Great Escape Schaumburg, IL (a) 2,067 2,632 - - 2,067 2,632 4,699 (1,047) 2002 4/30/2009 13 to 28 Years The Great Escape Tinley Park, IL (a) 1,108 2,091 - - 1,108 2,091 3,199 (780) 1990 4/30/2009 13 to 28 Years

Tire Warehouse Portland, ME (a) 650 566 - - 650 566 1,216 (282) 1993 6/30/2009 13 to 28 Years TJ Maxx Staunton, VA (c) 578 2,062 - 276 578 2,338 2,916 (550) 1988 7/17/2013 5 to 20 Years Touchstone Imaging Waco, TX (a) 232 1,510 - - 232 1,510 1,742 (106) 1992 6/20/2014 15 to 40 Years Tractor Supply Bay City, TX (c) 1,192 3,250 - - 1,192 3,250 4,442 (874) 1990 7/17/2013 3 to 20 Years Tractor Supply Ankeny, IA (c) 687 2,162 - - 687 2,162 2,849 (289) 2006 7/17/2013 8 to 43 Years Tractor Supply Baldwinsville, NY (b) 1,105 2,008 - - 1,105 2,008 3,113 (407) 2005 7/17/2013 11 to 37 Years Tractor Supply Baytown, TX (c) 1,440 1,712 - - 1,440 1,712 3,152 (293) 2007 7/17/2013 9 to 39 Years Tractor Supply Carroll, OH (c) 1,144 4,557 - - 1,144 4,557 5,701 (831) 1976 7/17/2013 3 to 30 Years Tractor Supply Clovis, NM (a) 1,704 1,342 - - 1,704 1,342 3,046 (361) 2007 7/17/2013 9 to 33 Years Tractor Supply Crockett, TX (c) 835 1,591 - - 835 1,591 2,426 (315) 2006 7/17/2013 8 to 36 Years Tractor Supply Ellettsville, IN (b) 894 1,872 - - 894 1,872 2,766 (302) 2010 7/17/2013 11 to 47 Years Tractor Supply Fairview, TN (b) 975 2,274 - - 975 2,274 3,249 (318) 2007 7/17/2013 8 to 47 Years Tractor Supply Fredericksburg, TX (c) 1,194 1,636 - - 1,194 1,636 2,830 (300) 2007 7/17/2013 8 to 42 Years Tractor Supply La Grange, KY (b) 1,524 1,871 - - 1,524 1,871 3,395 (278) 2008 7/17/2013 10 to 48 Years Tractor Supply La Grange, TX (c) 822 1,953 - - 822 1,953 2,775 (335) 2006 7/17/2013 8 to 40 Years Tractor Supply Livingston, TX (c) 1,893 1,134 - - 1,893 1,134 3,027 (315) 2006 7/17/2013 8 to 33 Years Tractor Supply Lowville, NY (b) 791 1,659 - - 791 1,659 2,450 (256) 2010 7/17/2013 12 to 42 Years Tractor Supply Malone, NY (b) 793 1,677 - - 793 1,677 2,470 (291) 2010 7/17/2013 11 to 42 Years Tractor Supply Marinette, WI (c) 1,236 1,611 - - 1,236 1,611 2,847 (307) 2006 7/17/2013 8 to 38 Years Tractor Supply Mt. Sterling, KY (c) 1,785 1,051 - - 1,785 1,051 2,836 (292) 2011 7/17/2013 12 to 38 Years Tractor Supply Navasota, TX (c) 1,013 1,772 - - 1,013 1,772 2,785 (333) 2006 7/17/2013 8 to 41 Years Tractor Supply New Braunfels, TX (c) 1,257 1,778 - - 1,257 1,778 3,035 (300) 2006 7/17/2013 7 to 38 Years Tractor Supply Parkersburg, WV (c) 966 1,843 - - 966 1,843 2,809 (318) 2005 7/17/2013 7 to 37 Years Tractor Supply Paw Paw, MI (c) 1,517 1,619 - - 1,517 1,619 3,136 (364) 2006 7/17/2013 8 to 33 Years Tractor Supply Prior Lake, MN (c) 1,998 2,454 - - 1,998 2,454 4,452 (499) 1991 7/17/2013 7 to 26 Years Tractor Supply Rockford, MN (c) 1,298 2,652 - - 1,298 2,652 3,950 (404) 2007 7/17/2013 9 to 43 Years Tractor Supply Rome, NY (c) 1,326 1,110 - - 1,326 1,110 2,436 (261) 2007 7/17/2013 9 to 34 Years Tutor Time Grand Rapids, MI (c) 393 1,363 - - 393 1,363 1,756 (107) 2001 3/20/2015 5 to 30 Years Tutor Time Pittsburgh, PA (a) 457 693 - - 457 693 1,150 (226) 1985 7/17/2013 5 to 15 Years Twin Peaks Little Rock, AR (a) 886 - - - 886 - 886 - (f) 6/26/2014 (f) Twin Tiers Eye Care Bath, NY (c) 72 707 - - 72 707 779 (45) 1970 4/30/2015 15 to 30 Years Twin Tiers Eye Care Binghamton, NY (c) 328 2,214 - - 328 2,214 2,542 (133) 1985 4/30/2015 15 to 30 Years Twin Tiers Eye Care Corning, NY (c) 123 1,261 - - 123 1,261 1,384 (78) 1999 4/30/2015 15 to 30 Years Twin Tiers Eye Care Elmira, NY (c) 185 3,902 - - 185 3,902 4,087 (230) 1985 4/30/2015 15 to 30 Years Twin Tiers Eye Care Endicott, NY (c) 92 348 - - 92 348 440 (27) 2001 4/30/2015 15 to 30 Years Twin Tiers Eye Care Watkins Glen, NY (c) 113 318 - - 113 318 431 (27) 2002 4/30/2015 15 to 30 Years Uncle Ed's Oil Shoppe Ann Arbor, MI (a) 684 413 - - 684 413 1,097 (67) 1989 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Battle Creek, MI (a) 211 419 - - 211 419 630 (64) 1981 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Battle Creek, MI (a) 302 262 - - 302 262 564 (44) 1987 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Battle Creek, MI (a) 594 262 - - 594 262 856 (76) 1998 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Bloomfield, MI (a) 554 332 - - 554 332 886 (58) 1987 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Chesterfield Tonwship, MI (a) 181 302 - - 181 302 483 (51) 1990 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Clawson, MI (a) 262 242 - - 262 242 504 (40) 1984 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Clinton Township, MI (a) 141 282 - - 141 282 423 (45) 1987 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Farmington Hills, MI (a) 382 282 - - 382 282 664 (52) 1987 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Kalamazoo, MI (a) 201 362 - - 201 362 563 (55) 1987 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Kalamazoo, MI (a) 312 262 - - 312 262 574 (44) 1984 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Kalamazoo, MI (a) 60 211 - - 60 211 271 (31) 1986 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Kalamazoo, MI (a) 171 332 - - 171 332 503 (58) 1979 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Kalamazoo, MI (a) 352 262 - - 352 262 614 (53) 1987 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Kalamazoo, MI (a) 503 342 - - 503 342 845 (93) 1989 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Kalamazoo, MI (a) 247 333 - - 247 333 580 (49) 1982 7/30/2014 15 to 20 Years Uncle Ed's Oil Shoppe Kalamazoo, MI (a) 141 141 - - 141 141 282 (28) 1959 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Livonia, MI (a) 252 262 - - 252 262 514 (44) 1986 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Macomb Township, MI (a) 181 262 - - 181 262 443 (43) 1986 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Madison Heights, MI (a) 352 493 - - 352 493 845 (78) 1984 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Portage, MI (a) 423 262 - - 423 262 685 (46) 1985 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Shelby Township, MI (a) 387 355 - - 387 355 742 (60) 1989 7/30/2014 15 to 20 Years Uncle Ed's Oil Shoppe St Clair Shores, MI (a) 242 272 - - 242 272 514 (46) 1985 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Troy, MI (a) 322 392 - - 322 392 714 (61) 1984 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Troy, MI (a) 281 267 - - 281 267 548 (26) 1989 12/3/2014 15 to 30 Years Uncle Ed's Oil Shoppe Warren, MI (a) 409 344 - - 409 344 753 (54) 1986 7/30/2014 15 to 20 Years Uncle Ed's Oil Shoppe Waterford, MI (a) 292 362 - - 292 362 654 (62) 1989 6/23/2014 15 to 20 Years Uncle Ed's Oil Shoppe Ypislianti, MI (a) 1,107 745 - - 1,107 745 1,852 (109) 1999 6/23/2014 15 to 30 Years United Supermarkets Abilene, TX (a) 1,586 2,230 - - 1,586 2,230 3,816 (549) 1979 3/27/2013 6 to 20 Years United Supermarkets Amarillo, TX (c) 3,559 4,575 - - 3,559 4,575 8,134 (1,245) 1999 5/23/2005 14 to 40 Years

United Supermarkets Amarillo, TX (c) 1,828 1,292 - - 1,828 1,292 3,120 (482) 1988 5/23/2005 9 to 30 Years United Supermarkets Amarillo, TX (c) 1,573 1,586 - - 1,573 1,586 3,159 (589) 1989 5/23/2005 9 to 30 Years United Supermarkets Amarillo, TX (a) 1,574 1,389 - - 1,574 1,389 2,963 (516) 1989 5/23/2005 9 to 30 Years United Supermarkets Burkburnett, TX (a) 2,030 2,706 - - 2,030 2,706 4,736 (781) 1997 5/23/2005 11 to 40 Years United Supermarkets Childress, TX (c) 747 934 - - 747 934 1,681 (290) 1997 5/23/2005 7 to 40 Years United Supermarkets Levelland, TX (c) 1,651 2,158 - - 1,651 2,158 3,809 (623) 1997 5/23/2005 11 to 40 Years United Supermarkets Lubbock, TX (a) 1,782 2,055 - - 1,782 2,055 3,837 (593) 1997 5/23/2005 11 to 40 Years United Supermarkets Muleshoe, TX (b) 471 1,770 - - 471 1,770 2,241 (328) 1999 8/29/2011 15 to 40 Years United Supermarkets Perryton, TX (a) 1,029 597 - - 1,029 597 1,626 (212) 1997 5/23/2005 7 to 40 Years United Supermarkets Plainview, TX (c) 620 5,415 - - 620 5,415 6,035 (1,352) 2000 8/25/2005 14 to 40 Years United Supermarkets Snyder, TX (c) 2,062 2,963 - - 2,062 2,963 5,025 (809) 1999 5/23/2005 14 to 40 Years United Supermarkets Vernon, TX (a) 1,791 2,550 - - 1,791 2,550 4,341 (736) 1997 5/23/2005 11 to 40 Years United Supermarkets Wichita Falls, TX (c) - 6,259 - - - 6,259 6,259 (3,116) 1997 5/23/2005 13 to 20 Years Unity Point Clinic Oelwein, IA (c) 226 681 - - 226 681 907 (82) 1995 8/18/2014 5 to 30 Years Universal Tax Systems Kennesaw, GA (c) 3,560 23,583 - - 3,560 23,583 27,143 (2,287) 1996 7/17/2013 8 to 45 Years Valley Surgical Center Steubenville, OH (c) 363 3,726 - - 363 3,726 4,089 (264) 2009 8/18/2014 14 to 40 Years VASA Fitness Taylorsville, UT (c) 1,496 3,593 - - 1,496 3,593 5,089 (227) 1988 11/20/2015 12 to 20 Years Veloce Indoor Speedway Knoxville, TN (c) 1,509 2,016 188 3,021 1,697 5,037 6,734 (107) 1987 12/10/2015 40 to 60 Years Walgreens Collierville, TN (c) 2,217 14,205 - 8 2,217 14,213 16,430 (1,669) 2002 7/17/2013 3 to 45 Years Walgreens Albany, GA (c) 961 3,314 - - 961 3,314 4,275 (342) 2008 7/17/2013 12 to 43 Years Walgreens Austin, MN (c) 485 3,606 - - 485 3,606 4,091 (369) 2004 7/17/2013 11 to 42 Years Walgreens Batesville, MS (b) 421 3,932 - - 421 3,932 4,353 (371) 2007 7/17/2013 10 to 42 Years Walgreens Brentwood, TN (c) 2,933 2,584 - - 2,933 2,584 5,517 (507) 2006 7/17/2013 11 to 38 Years Walgreens Bridgetown, OH (c) 1,015 3,769 - - 1,015 3,769 4,784 (389) 1999 7/17/2013 5 to 43 Years Walgreens Bryan, TX (c) 1,049 5,633 - - 1,049 5,633 6,682 (544) 2001 7/17/2013 6 to 40 Years Walgreens Canton, IL (c) 703 4,098 - - 703 4,098 4,801 (414) 2006 7/17/2013 12 to 43 Years Walgreens Cincinnati, OH (b) 1,527 4,307 - - 1,527 4,307 5,834 (442) 2000 7/17/2013 7 to 42 Years Walgreens Columbia, MO (b) 1,047 5,242 - - 1,047 5,242 6,289 (466) 2002 7/17/2013 9 to 44 Years Walgreens Columbus, MS (b) 769 3,475 - - 769 3,475 4,244 (343) 2004 7/17/2013 11 to 41 Years Walgreens Crossville, TN (b) 1,890 3,680 - - 1,890 3,680 5,570 (385) 2001 7/17/2013 7 to 41 Years Walgreens Dallas, TX (c) 735 3,328 - - 735 3,328 4,063 (342) 1996 7/17/2013 3 to 40 Years Walgreens DeSoto, TX (b) 1,007 2,313 - - 1,007 2,313 3,320 (280) 1997 7/17/2013 5 to 40 Years Walgreens Elmira, NY (c) 1,066 4,230 - - 1,066 4,230 5,296 (435) 2007 7/17/2013 12 to 43 Years Walgreens Evansville, IN (b) 1,249 3,924 - - 1,249 3,924 5,173 (409) 2007 7/17/2013 12 to 44 Years Walgreens Fort Worth, TX (b) 1,601 1,894 - - 1,601 1,894 3,495 (246) 1999 7/17/2013 6 to 39 Years Walgreens Gainesville, FL (c) 922 2,705 - - 922 2,705 3,627 (295) 1998 7/17/2013 4 to 40 Years Walgreens Harriman, TN (c) 1,951 3,250 - - 1,951 3,250 5,201 (368) 2007 7/17/2013 12 to 43 Years Walgreens Houston, TX (c) 1,079 3,582 - - 1,079 3,582 4,661 (360) 2001 7/17/2013 6 to 40 Years Walgreens Jacksonville, FL (b) 521 4,365 - - 521 4,365 4,886 (434) 2000 7/17/2013 7 to 40 Years Walgreens Kansas City, MO (c) 634 4,341 - - 634 4,341 4,975 (442) 1997 7/17/2013 4 to 43 Years Walgreens Kansas City, MO (c) 532 3,549 - - 532 3,549 4,081 (398) 1998 7/17/2013 4 to 39 Years Walgreens Kansas City, MO (c) 862 4,367 - - 862 4,367 5,229 (441) 2000 7/17/2013 6 to 42 Years Walgreens Kansas City, MO (c) 518 4,234 - - 518 4,234 4,752 (429) 1999 7/17/2013 6 to 43 Years Walgreens Knoxville, TN (c) 2,107 3,334 - - 2,107 3,334 5,441 (390) 2000 7/17/2013 6 to 40 Years Walgreens LaMarque, TX (b) 464 3,139 - - 464 3,139 3,603 (361) 2000 7/17/2013 7 to 40 Years Walgreens Madeira, OH (c) 951 3,978 - - 951 3,978 4,929 (391) 1998 7/17/2013 5 to 44 Years Walgreens Memphis, TN (c) 961 5,389 - - 961 5,389 6,350 (510) 2002 7/17/2013 12 to 43 Years Walgreens Mobile, AL (c) 586 4,389 - - 586 4,389 4,975 (389) 2007 7/17/2013 13 to 44 Years Walgreens Mount Pleasant, TX (c) 1,192 4,578 - - 1,192 4,578 5,770 (485) 2009 7/17/2013 14 to 43 Years Walgreens Newton, IA (b) 365 4,475 - - 365 4,475 4,840 (428) 2001 7/17/2013 7 to 44 Years Walgreens Olivette, MO (b) 1,816 5,917 - - 1,816 5,917 7,733 (625) 2001 7/17/2013 11 to 42 Years Walgreens Oneida, TN (c) 1,866 3,334 - - 1,866 3,334 5,200 (369) 2007 7/17/2013 13 to 43 Years Walgreens Parkville, MO (c) 1,854 2,568 - - 1,854 2,568 4,422 (341) 2006 7/17/2013 11 to 38 Years Walgreens Richmond Hills, GA (c) 688 4,081 - - 688 4,081 4,769 (406) 2009 7/17/2013 13 to 44 Years Walgreens Rome, NY (c) 1,135 3,104 - - 1,135 3,104 4,239 (321) 2007 7/17/2013 13 to 43 Years Walgreens Saginaw, MI (a) 1,064 3,906 - - 1,064 3,906 4,970 (407) 2000 7/17/2013 7 to 41 Years Walgreens San Antonio, TX (c) 841 3,909 - - 841 3,909 4,750 (382) 2004 7/17/2013 14 to 40 Years Walgreens Seattle, WA (b) 2,589 4,245 - - 2,589 4,245 6,834 (432) 2002 7/17/2013 9 to 43 Years Walgreens Shreveport, LA (c) 1,461 3,605 - - 1,461 3,605 5,066 (400) 1999 7/17/2013 6 to 40 Years Walgreens Topeka, KS (c) 912 2,681 - - 912 2,681 3,593 (327) 1999 7/17/2013 6 to 38 Years Walgreens Tulsa, OK (c) 741 3,179 - - 741 3,179 3,920 (339) 1994 7/17/2013 1 to 35 Years Walgreens Waco, TX (c) 858 3,455 - - 858 3,455 4,313 (401) 1998 7/17/2013 5 to 35 Years Wal-Mart Borger, TX (c) 907 3,243 (724) (2,027) 183 1,216 1,399 - 1991 7/17/2013 3 to 25 Years Wal-Mart Denver, CO (c) 7,839 9,299 - - 7,839 9,299 17,138 (2,756) 1991 7/17/2013 5 to 17 Years Wal-Mart New London, WI (c) 1,008 2,094 - - 1,008 2,094 3,102 (711) 1991 7/17/2013 3 to 18 Years Wal-Mart Spencer, IN (c) 971 2,483 - - 971 2,483 3,454 (572) 1987 7/17/2013 4 to 22 Years

Wendy's Forsyth, GA (a) 495 1,007 - - 495 1,007 1,502 (423) 1984 1/12/2006 15 to 30 Years Wendy's Greenville, TX (a) 223 304 - - 223 304 527 (170) 1985 12/29/2005 15 to 20 Years Wendy's Madison, GA (a) 892 739 - - 892 739 1,631 (329) 1989 1/12/2006 15 to 40 Years Wendy's Pineville, LA (a) 558 1,044 - - 558 1,044 1,602 (442) 1996 6/25/2004 11 to 30 Years Winco Grocery Eureka, CA (c) 3,108 12,817 - - 3,108 12,817 15,925 (1,380) 1960 7/17/2013 3 to 40 Years Yard House Cincinnati, OH (a) 1,614 4,134 - - 1,614 4,134 5,748 (378) 2013 1/15/2014 9 to 40 Years Zaxby's College Park, GA (c) 839 1,439 - - 839 1,439 2,278 (91) 2007 7/1/2015 15 to 30 Years Zaxby's Jonesboro, GA (c) 680 1,736 - - 680 1,736 2,416 (102) 2006 7/1/2015 15 to 30 Years Zaxby's Riverdale, GA (c) 742 1,789 - - 742 1,789 2,531 (91) 2010 9/17/2015 15 to 30 Years Zips Car Wash Arlington, TN (c) 868 1,487 - - 868 1,487 2,355 (83) 2010 9/30/2015 15 to 30 Years Zips Car Wash Edmond, OK (c) 644 1,896 - - 644 1,896 2,540 (93) 2005 9/30/2015 15 to 30 Years Zips Car Wash Oklahoma City, OK (c) 545 1,995 - - 545 1,995 2,540 (97) 2005 9/30/2015 15 to 30 Years Zips Car Wash Oklahoma City, OK (c) 1,004 1,933 - - 1,004 1,933 2,937 (106) 2005 9/30/2015 15 to 30 Years Zips Car Wash Sherwood, AR (c) 1,128 1,388 - - 1,128 1,388 2,516 (91) 2010 9/30/2015 15 to 30 Years Zips Car Wash Siloam Springs, AR (c) 991 1,884 - - 991 1,884 2,875 (101) 2005 9/30/2015 15 to 30 Years Zips Car Wash Springdale, AR (c) 521 2,032 - - 521 2,032 2,553 (100) 2005 9/30/2015 15 to 30 Years Zips Car Wash Texarkana, TX (c) 483 1,400 - - 483 1,400 1,883 (70) 2010 9/30/2015 15 to 30 Years Vacant Flagstaff, AZ (c) 1,474 1,321 (175) 257 1,299 1,578 2,877 - 2001 11/2/2015 15 to 30 Years Vacant Hodgenville, KY (c) 709 838 (370) (527) 339 311 650 - 1999 5/31/2006 15 to 30 Years Vacant Albany, GA (a) 1,073 1,719 (505) (838) 568 881 1,449 - 2003 7/17/2013 12 to 33 Years Vacant Dawsonville, GA (a) 925 828 (187) (216) 738 612 1,350 - 2005 7/17/2013 7 to 27 Years Vacant Hiram, GA (a) 813 716 - - 813 716 1,529 (194) 1999 7/17/2013 6 to 21 Years Vacant Johnstown, PA (a) 865 938 - - 865 938 1,803 (324) 1998 7/17/2013 8 to 20 Years Vacant Tupelo, MS (a) 1,131 1,175 (371) (435) 760 740 1,500 - 1995 7/17/2013 7 to 26 Years Vacant Port Angeles, WA (c) 2,227 7,361 - - 2,227 7,361 9,588 (549) 1995 2/17/2015 15 to 30 Years Vacant Silverdale, WA (c) 3,302 5,948 - - 3,302 5,948 9,250 (354) 1999 3/6/2015 15 to 40 Years Vacant Scottdale, PA (b) 607 11,008 (203) (2,239) 404 8,769 9,173 (5,123) 1959 12/28/2006 14 to 20 Years Vacant Houston, TX (c) 2,060 1,248 - - 2,060 1,248 3,308 (47) 1995 7/17/2013 40 to 40 Years Vacant Cross Plains, WI (c) 1,118 1,479 (271) (338) 847 1,141 1,988 - 1988 7/17/2013 1 to 22 Years Vacant East Aurora, NY (a) 424 584 (129) (329) 295 255 550 - 1982 11/10/2005 15 to 20 Years Vacant Columbia, SC (c) 1,061 1,073 (428) (462) 633 611 1,244 - 1997 7/17/2013 11 to 32 Years Vacant Amherst, NY (b) 1,868 7,503 (1,069) (4,385) 799 3,118 3,917 (736) 1993 7/17/2013 2 to 40 Years Vacant Edon, OH (c) 642 2,649 (268) (1,663) 374 986 1,360 - 1953 2/21/2007 14 to 20 Years Vacant Lufkin, TX (a) 927 790 (448) (474) 479 316 795 - 1970 2/26/2007 14 to 20 Years Vacant Shreveport, LA (a) 759 964 (446) (727) 313 237 550 - 1964 2/26/2007 14 to 20 Years Vacant Wichita Falls, TX (a) 851 1,077 (271) (317) 580 760 1,340 (839) 1976 2/26/2007 14 to 20 Years Vacant Rockford, IL (c) 1,407 3,708 (966) (2,399) 441 1,309 1,750 - 1994 7/17/2013 2 to 33 Years Vacant Great Falls, MT (a) 1,486 3,856 (387) (1,447) 1,099 2,409 3,508 - 2004 7/1/2005 13 to 40 Years Vacant Roswell, NM (a) 1,002 3,177 - - 1,002 3,177 4,179 (849) 2004 7/1/2005 14 to 50 Years Vacant Alpena, MI (a) 236 2,051 (186) (1,751) 50 300 350 - 1936 3/17/2006 13 to 20 Years Vacant Houston, TX (c) 2,421 15,723 (1,504) (10,089) 917 5,634 6,551 - 1983 7/17/2013 2 to 35 Years Vacant Manchester Center, VT (a) 1,198 4,688 (911) (3,475) 287 1,213 1,500 - 1935 12/7/2005 14 to 40 Years Vacant Warrensburg, MO (c) 651 2,261 (460) (1,571) 191 690 881 - 2001 7/17/2013 3 to 38 Years Vacant Archbold, OH (c) 631 1,229 (216) (567) 415 662 1,077 - 2000 5/31/2006 15 to 30 Years Vacant Bloomfield, IN (c) 639 940 (204) (425) 435 515 950 - 1999 5/31/2006 15 to 30 Years Vacant Estherville, IA (c) 630 463 (273) (301) 357 162 519 - 1976 5/31/2006 15 to 20 Years Vacant Montpelier, OH (c) 557 1,130 (146) (464) 411 666 1,077 - 2000 5/31/2006 15 to 30 Years Vacant Osceola, IA (c) 322 422 - - 322 422 744 (254) 1978 5/31/2006 15 to 20 Years Vacant Washington, IA (c) 719 865 (181) (479) 538 386 924 - 1973 5/31/2006 15 to 20 Years Vacant Angola, IN (c) 431 2,488 (301) (1,668) 130 820 950 - 2000 7/17/2013 1 to 44 Years Vacant Moraine, OH (c) 781 2,649 (533) (1,797) 248 852 1,100 - 2006 7/17/2013 2 to 43 Years Vacant Washington, IL (c) 1,195 1,441 (391) (517) 804 924 1,728 - 1989 7/17/2013 2 to 10 Years Vacant Nashville, AR (c) 519 697 (153) (255) 366 442 808 - 1995 3/31/2014 1 to 20 Years 2,730,491$ 4,784,889$ (26,481)$ (9,668)$ 2,704,010$ 4,775,221$ 7,479,231$ (940,005)$